UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-03855

Fidelity Advisor Series VIII

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2020

Item 1.

Reports to Stockholders

Fidelity Advisor® Overseas Fund

Annual Report

October 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
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Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(2.61)%	3.79%	4.49%
Class M (incl. 3.50% sales charge)	(0.51)%	4.05%	4.53%
Class C (incl. contingent deferred sales charge)	1.50%	4.17%	4.29%
Class I	3.68%	5.35%	5.45%
Class Z	3.77%	5.44%	5.50%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Overseas Fund - Class A on October 31, 2010, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$15,522	Fidelity Advisor® Overseas Fund - Class A
$14,800	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from Portfolio Manager Vincent Montemaggiore:  For the fiscal year ending October 31, 2020, the fund's share classes (excluding sales charges, if applicable) gained roughly 3% to 4%, outperforming the -6.69% result of the benchmark MSCI EAFE Index (Net MA). From a regional standpoint, an overweighting and stock picks in Europe ex U.K. and security selection in U.K. contributed most to the fund's relative result. By sector, the primary contributor to performance versus the benchmark was our security selection in industrials. Strong picks in the financials sector, especially within the banks industry, also lifted the fund's relative result. Also bolstering the fund's relative result was an overweighting in information technology. Not owning Royal Dutch Shell, a benchmark component that returned -55%, was the biggest individual contributor versus the benchmark. The fund's non-benchmark stake in Addlife gained 169%. Another notable relative contributor was an overweighting in DSV Panalpina (+68%), which was one of our largest holdings as of October 31. Conversely, an underweighting in Japan and an overweighting in the U.K. detracted from the fund's relative result. By sector, the primary detractor from performance versus the benchmark was our stock selection in information technology. Also hampering the fund's relative result was an underweighting in utilities and materials. The biggest individual relative detractor was an overweight position in Compass Group (-48%). Our second-largest relative detractor this period was avoiding SoftBank Group, a benchmark component that gained 69%. Another notable relative detractor was an out-of-benchmark stake in IRB Brasil Resseguros (-53%), a position not held at the end of the period. Notable changes in positioning include increased exposure to Sweden and a lower allocation to Germany. By sector, meaningful changes include increased exposure to information technology and a lower allocation to consumer staples.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On September 30, 2020, Andrew Sergeant came off of the fund, leaving Vincent Montemaggiore as sole portfolio manager.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2020

% of fund's net assets
Nestle SA (Reg. S) (Switzerland, Food Products)	3.0
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.4
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	1.9
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.8
AIA Group Ltd. (Hong Kong, Insurance)	1.6
10.7

Top Five Market Sectors as of October 31, 2020

% of fund's net assets
Industrials	18.2
Information Technology	17.5
Financials	16.4
Health Care	15.9
Consumer Staples	10.4

Top Five Countries as of October 31, 2020

(excluding cash equivalents)	% of fund's net assets
Japan	17.1
France	11.1
Switzerland	11.1
United Kingdom	10.0
Netherlands	7.5

Asset Allocation (% of fund's net assets)

As of October 31, 2020
Stocks	98.3%
Short-Term Investments and Net Other Assets (Liabilities)	1.7%

Percentages are adjusted for the effect of futures contracts and swaps, if applicable.

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value (000s)
Austria - 0.3%
Erste Group Bank AG	57,400	$1,175
Bailiwick of Jersey - 1.4%
Experian PLC	93,571	3,428
Sanne Group PLC	284,526	2,234

TOTAL BAILIWICK OF JERSEY		5,662

Belgium - 0.7%
KBC Groep NV	55,475	2,735
Bermuda - 2.1%
Credicorp Ltd. (United States)	11,733	1,346
Genpact Ltd.	57,848	1,988
Hiscox Ltd. (a)	158,473	1,693
IHS Markit Ltd.	46,236	3,739

TOTAL BERMUDA		8,766

Canada - 1.0%
Constellation Software, Inc.	3,780	3,968
Cayman Islands - 0.9%
Alibaba Group Holding Ltd. sponsored ADR (a)	11,575	3,527
China - 0.4%
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	192,300	1,688
Yunnan Baiyao Group Co. Ltd. (A Shares)	63	1

TOTAL CHINA		1,689

Denmark - 1.4%
DSV Panalpina A/S	35,804	5,797
Finland - 0.7%
Nordea Bank ABP (Stockholm Stock Exchange)	375,526	2,818
France - 11.1%
ALTEN (a)	26,975	2,157
Amundi SA (b)	30,516	2,001
BNP Paribas SA (a)	59,600	2,079
Capgemini SA	34,419	3,974
Dassault Systemes SA	18,325	3,128
Edenred SA	72,454	3,379
Kering SA	6,219	3,755
Legrand SA	46,285	3,422
LVMH Moet Hennessy Louis Vuitton SE	16,560	7,762
Pernod Ricard SA	23,643	3,811
Sanofi SA	56,308	5,084
SR Teleperformance SA	17,188	5,159

TOTAL FRANCE		45,711

Germany - 5.3%
adidas AG	15,149	4,499
Allianz SE	22,323	3,927
Deutsche Borse AG	23,403	3,444
Hannover Reuck SE	22,029	3,199
SAP SE	23,549	2,512
Vonovia SE	65,295	4,169

TOTAL GERMANY		21,750

Hong Kong - 1.6%
AIA Group Ltd.	704,900	6,709
Dah Sing Banking Group Ltd.	48,000	41

TOTAL HONG KONG		6,750

India - 1.4%
HDFC Bank Ltd.	152,884	2,427
Reliance Industries Ltd.	112,700	3,106
Reliance Industries Ltd.	7,513	119

TOTAL INDIA		5,652

Indonesia - 0.3%
PT Bank Rakyat Indonesia Tbk	5,374,027	1,217
Ireland - 2.1%
DCC PLC (United Kingdom)	16,244	1,057
Kerry Group PLC Class A	26,190	3,133
Linde PLC	11,134	2,453
United Drug PLC (United Kingdom)	218,992	2,058

TOTAL IRELAND		8,701

Italy - 1.8%
FinecoBank SpA	213,663	2,924
GVS SpA (b)	31,318	441
Recordati SpA	80,820	4,188

TOTAL ITALY		7,553

Japan - 17.1%
A/S One Corp.	8,937	1,292
Astellas Pharma, Inc.	166,272	2,280
Curves Holdings Co. Ltd.	57,600	354
Daikin Industries Ltd.	20,325	3,803
Elecom Co. Ltd.	35,768	1,791
Hoya Corp.	54,531	6,154
Iriso Electronics Co. Ltd.	28,984	1,104
IT Holdings Corp.	73,727	1,410
Kao Corp.	47,209	3,361
Keyence Corp.	10,717	4,864
KH Neochem Co. Ltd.	60,424	1,414
Koshidaka Holdings Co. Ltd.	57,600	215
Nexon Co. Ltd.	112,726	3,142
Nitori Holdings Co. Ltd.	15,230	3,131
NOF Corp.	55,071	2,070
Olympus Corp.	126,076	2,414
Oracle Corp. Japan	14,303	1,429
Otsuka Corp.	21,395	983
Persol Holdings Co., Ltd.	133,360	2,020
Recruit Holdings Co. Ltd.	100,834	3,837
Relo Group, Inc.	79,446	1,907
S Foods, Inc.	40,192	1,339
SMC Corp.	7,486	3,982
Sony Corp.	70,824	5,904
Suzuki Motor Corp.	55,271	2,374
Tokyo Electron Ltd.	17,227	4,624
Tsuruha Holdings, Inc.	25,051	3,508

TOTAL JAPAN		70,706

Kenya - 0.4%
Safaricom Ltd.	5,711,600	1,620
Korea (South) - 1.2%
LG Chemical Ltd.	4,410	2,399
Samsung Electronics Co. Ltd.	53,156	2,666

TOTAL KOREA (SOUTH)		5,065

Mexico - 0.2%
Grupo Financiero Banorte S.A.B. de CV Series O (a)	175,500	782
Netherlands - 7.5%
ASM International NV (Netherlands)	11,900	1,702
ASML Holding NV (Netherlands)	21,106	7,636
BE Semiconductor Industries NV	38,222	1,544
Euronext NV (b)	20,883	2,178
IMCD NV	41,550	4,813
JDE Peet's BV	100,046	3,565
Koninklijke Philips Electronics NV	111,369	5,158
Wolters Kluwer NV	55,541	4,501

TOTAL NETHERLANDS		31,097

New Zealand - 0.5%
EBOS Group Ltd.	131,428	2,237
Norway - 1.1%
Adevinta ASA Class B (a)	86,660	1,339
Schibsted ASA:
(A Shares)	75,500	3,078
(B Shares)	99	4

TOTAL NORWAY		4,421

South Africa - 0.9%
Naspers Ltd. Class N	19,662	3,839
Spain - 2.4%
Amadeus IT Holding SA Class A	70,196	3,351
Iberdrola SA	550,950	6,497
Prosegur Cash SA (b)	3,980	3

TOTAL SPAIN		9,851

Sweden - 6.2%
Addlife AB	266,585	4,009
AddTech AB (B Shares)	239,987	2,657
ASSA ABLOY AB (B Shares)	144,563	3,098
Atlas Copco AB (A Shares)	79,573	3,513
Hexagon AB (B Shares)	60,391	4,414
Indutrade AB (a)	89,275	4,529
Swedish Match Co. AB	46,421	3,498

TOTAL SWEDEN		25,718

Switzerland - 11.1%
Alcon, Inc. (a)	41,520	2,360
Julius Baer Group Ltd.	72,357	3,231
Lonza Group AG	8,747	5,300
Nestle SA (Reg. S)	111,275	12,515
Roche Holding AG (participation certificate)	30,484	9,795
Sika AG	20,838	5,129
Sonova Holding AG Class B	13,761	3,264
Zurich Insurance Group Ltd.	12,382	4,113

TOTAL SWITZERLAND		45,707

Taiwan - 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	267,300	4,043
United Kingdom - 10.0%
Beazley PLC	415,544	1,583
Compass Group PLC	236,554	3,238
Cranswick PLC	42,556	1,774
Dechra Pharmaceuticals PLC	50,084	2,266
Diageo PLC	164,276	5,309
Diploma PLC	92,167	2,658
Hilton Food Group PLC	103,945	1,562
James Fisher and Sons PLC	48,777	717
JTC PLC (b)	136,300	950
Lloyds Banking Group PLC	1	0
London Stock Exchange Group PLC	50,790	5,475
Mondi PLC	132,927	2,519
Prudential PLC	135,287	1,655
RELX PLC (London Stock Exchange)	191,384	3,787
Rentokil Initial PLC (a)	571,733	3,896
Smith & Nephew PLC	136,279	2,366
Ultra Electronics Holdings PLC	21,260	518
Victrex PLC	7,744	185
Volution Group PLC	408,251	1,026

TOTAL UNITED KINGDOM		41,484

United States of America - 6.2%
Ares Management Corp.	55,623	2,353
Aspen Technology, Inc. (a)	1,147	126
Becton, Dickinson & Co.	9,996	2,310
Black Knight, Inc. (a)	25,565	2,248
Boston Scientific Corp. (a)	57,622	1,975
Fidelity National Information Services, Inc.	15,017	1,871
Global Payments, Inc.	17,864	2,818
Intercontinental Exchange, Inc.	25,278	2,386
Marsh & McLennan Companies, Inc.	33,230	3,438
NICE Systems Ltd. sponsored ADR (a)	14,637	3,341
Roper Technologies, Inc.	7,544	2,801

TOTAL UNITED STATES OF AMERICA		25,667

TOTAL COMMON STOCKS
(Cost $329,441)		405,708

Money Market Funds - 1.5%
Fidelity Cash Central Fund 0.10% (c)
(Cost $6,062)	6,060,978	6,062
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $335,503)		411,770
NET OTHER ASSETS (LIABILITIES) - 0.2%		835
NET ASSETS - 100%		$412,605

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,573,000 or 1.4% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$31
Fidelity Securities Lending Cash Central Fund	25
Total	$56

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$9,183	$6,041	$3,142	$--
Consumer Discretionary	40,286	11,781	28,505	--
Consumer Staples	43,375	17,343	26,032	--
Energy	3,225	--	3,225	--
Financials	67,163	40,670	26,493	--
Health Care	64,952	22,871	42,081	--
Industrials	75,711	55,543	20,168	--
Information Technology	73,071	40,009	33,062	--
Materials	16,169	10,286	5,883	--
Real Estate	6,076	4,169	1,907	--
Utilities	6,497	6,497	--	--
Money Market Funds	6,062	6,062	--	--
Total Investments in Securities:	$411,770	$221,272	$190,498	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $329,441)	$405,708
Fidelity Central Funds (cost $6,062)	6,062
Total Investment in Securities (cost $335,503)		$411,770
Receivable for investments sold		3,734
Receivable for fund shares sold		184
Dividends receivable		1,523
Distributions receivable from Fidelity Central Funds		1
Prepaid expenses		1
Other receivables		87
Total assets		417,300
Liabilities
Payable to custodian bank	$1,426
Payable for investments purchased	2,035
Payable for fund shares redeemed	470
Accrued management fee	332
Distribution and service plan fees payable	101
Other affiliated payables	78
Other payables and accrued expenses	253
Total liabilities		4,695
Net Assets		$412,605
Net Assets consist of:
Paid in capital		$348,919
Total accumulated earnings (loss)		63,686
Net Assets		$412,605
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($45,695 ÷ 1,847.92 shares)(a)		$24.73
Maximum offering price per share (100/94.25 of $24.73)		$26.24
Class M:
Net Asset Value and redemption price per share ($193,693 ÷ 7,621.34 shares)(a)		$25.41
Maximum offering price per share (100/96.50 of $25.41)		$26.33
Class C:
Net Asset Value and offering price per share ($5,356 ÷ 223.88 shares)(a)		$23.92
Class I:
Net Asset Value, offering price and redemption price per share ($121,290 ÷ 4,785.22 shares)		$25.35
Class Z:
Net Asset Value, offering price and redemption price per share ($46,571 ÷ 1,842.11 shares)		$25.28

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2020
Investment Income
Dividends		$6,303
Income from Fidelity Central Funds (including $25 from security lending)		56
Income before foreign taxes withheld		6,359
Less foreign taxes withheld		(494)
Total income		5,865
Expenses
Management fee
Basic fee	$2,739
Performance adjustment	1,042
Transfer agent fees	663
Distribution and service plan fees	1,204
Accounting fees	216
Custodian fees and expenses	85
Independent trustees' fees and expenses	2
Registration fees	75
Audit	95
Legal	4
Miscellaneous	16
Total expenses before reductions	6,141
Expense reductions	(50)
Total expenses after reductions		6,091
Net investment income (loss)		(226)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,607
Foreign currency transactions	(34)
Total net realized gain (loss)		6,573
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $142)	5,798
Assets and liabilities in foreign currencies	69
Total change in net unrealized appreciation (depreciation)		5,867
Net gain (loss)		12,440
Net increase (decrease) in net assets resulting from operations		$12,214

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(226)	$9,500
Net realized gain (loss)	6,573	18,681
Change in net unrealized appreciation (depreciation)	5,867	39,138
Net increase (decrease) in net assets resulting from operations	12,214	67,319
Distributions to shareholders	(5,689)	(26,504)
Share transactions - net increase (decrease)	(25,304)	(236,426)
Total increase (decrease) in net assets	(18,779)	(195,611)
Net Assets
Beginning of period	431,384	626,995
End of period	$412,605	$431,384

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Overseas Fund Class A

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$24.27	$22.48	$25.20	$20.40	$21.59
Income from Investment Operations
Net investment income (loss)A	(.02)	.35	.28	.23	.20
Net realized and unrealized gain (loss)	.83	2.38	(2.10)	4.78	(1.31)
Total from investment operations	.81	2.73	(1.82)	5.01	(1.11)
Distributions from net investment income	(.35)	(.21)	(.22)	(.20)	(.08)
Distributions from net realized gain	–	(.73)	(.69)	(.02)	–
Total distributions	(.35)	(.94)	(.90)B	(.21)B	(.08)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$24.73	$24.27	$22.48	$25.20	$20.40
Total ReturnD,E	3.33%	12.86%	(7.48)%	24.86%	(5.16)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.49%	1.21%	1.21%	1.25%	1.36%
Expenses net of fee waivers, if any	1.49%	1.21%	1.21%	1.25%	1.35%
Expenses net of all reductions	1.48%	1.19%	1.20%	1.23%	1.35%
Net investment income (loss)	(.08)%	1.53%	1.13%	1.05%	.96%
Supplemental Data
Net assets, end of period (in millions)	$46	$49	$44	$69	$58
Portfolio turnover rateH	46%	45%I	39%	42%	94%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Overseas Fund Class M

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$24.94	$23.06	$25.84	$20.91	$22.11
Income from Investment Operations
Net investment income (loss)A	(.07)	.31	.23	.19	.16
Net realized and unrealized gain (loss)	.84	2.45	(2.15)	4.90	(1.34)
Total from investment operations	.77	2.76	(1.92)	5.09	(1.18)
Distributions from net investment income	(.30)	(.15)	(.17)	(.15)	(.02)
Distributions from net realized gain	–	(.73)	(.69)	(.02)	–
Total distributions	(.30)	(.88)	(.86)	(.16)B	(.02)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$25.41	$24.94	$23.06	$25.84	$20.91
Total ReturnD,E	3.09%	12.65%	(7.71)%	24.57%	(5.34)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.71%	1.42%	1.44%	1.46%	1.56%
Expenses net of fee waivers, if any	1.70%	1.42%	1.43%	1.46%	1.56%
Expenses net of all reductions	1.70%	1.40%	1.43%	1.44%	1.56%
Net investment income (loss)	(.29)%	1.32%	.90%	.84%	.76%
Supplemental Data
Net assets, end of period (in millions)	$194	$221	$218	$272	$237
Portfolio turnover rateH	46%	45%I	39%	42%	94%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Overseas Fund Class C

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$23.46	$21.72	$24.41	$19.74	$20.98
Income from Investment Operations
Net investment income (loss)A	(.21)	.15	.07	.05	.03
Net realized and unrealized gain (loss)	.80	2.32	(2.02)	4.64	(1.27)
Total from investment operations	.59	2.47	(1.95)	4.69	(1.24)
Distributions from net investment income	(.13)	–	(.06)	(.01)	–
Distributions from net realized gain	–	(.73)	(.69)	(.02)	–
Total distributions	(.13)	(.73)	(.74)B	(.02)B	–
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$23.92	$23.46	$21.72	$24.41	$19.74
Total ReturnD,E	2.50%	11.94%	(8.23)%	23.81%	(5.91)%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.31%	2.03%	2.03%	2.06%	2.16%
Expenses net of fee waivers, if any	2.31%	2.03%	2.03%	2.05%	2.16%
Expenses net of all reductions	2.30%	2.02%	2.02%	2.04%	2.16%
Net investment income (loss)	(.89)%	.70%	.31%	.24%	.16%
Supplemental Data
Net assets, end of period (in millions)	$5	$6	$13	$17	$16
Portfolio turnover rateH	46%	45%I	39%	42%	94%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Overseas Fund Class I

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$24.79	$22.99	$25.74	$20.86	$22.06
Income from Investment Operations
Net investment income (loss)A	.07	.42	.36	.31	.27
Net realized and unrealized gain (loss)	.84	2.43	(2.15)	4.87	(1.33)
Total from investment operations	.91	2.85	(1.79)	5.18	(1.06)
Distributions from net investment income	(.35)	(.32)	(.28)	(.29)	(.14)
Distributions from net realized gain	–	(.73)	(.69)	(.02)	–
Total distributions	(.35)	(1.05)	(.96)B	(.30)B	(.14)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$25.35	$24.79	$22.99	$25.74	$20.86
Total ReturnD	3.68%	13.21%	(7.23)%	25.24%	(4.85)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.15%	.91%	.92%	.95%	1.04%
Expenses net of fee waivers, if any	1.15%	.91%	.92%	.94%	1.04%
Expenses net of all reductions	1.14%	.90%	.91%	.92%	1.03%
Net investment income (loss)	.27%	1.82%	1.42%	1.35%	1.28%
Supplemental Data
Net assets, end of period (in millions)	$121	$117	$305	$306	$311
Portfolio turnover rateG	46%	45%H	39%	42%	94%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Overseas Fund Class Z

Years ended October 31,	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$24.79	$23.00	$25.76	$20.88
Income from Investment Operations
Net investment income (loss)B	.09	.45	.38	.19
Net realized and unrealized gain (loss)	.84	2.43	(2.14)	4.69
Total from investment operations	.93	2.88	(1.76)	4.88
Distributions from net investment income	(.44)	(.36)	(.31)	–
Distributions from net realized gain	–	(.73)	(.69)	–
Total distributions	(.44)	(1.09)	(1.00)	–
Net asset value, end of period	$25.28	$24.79	$23.00	$25.76
Total ReturnC,D	3.77%	13.38%	(7.13)%	23.37%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.07%	.77%	.79%	.82%G
Expenses net of fee waivers, if any	1.06%	.77%	.79%	.82%G
Expenses net of all reductions	1.05%	.76%	.78%	.80%G
Net investment income (loss)	.35%	1.96%	1.55%	1.02%G
Supplemental Data
Net assets, end of period (in millions)	$47	$38	$47	$2
Portfolio turnover rateH	46%	45%I	39%	42%

 A For the period February 1, 2017 (commencement of sale of shares) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Overseas Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), certain foreign taxes, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$92,467
Gross unrealized depreciation	(17,847)
Net unrealized appreciation (depreciation)	$74,620
Tax Cost	$337,150

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(10,768)
Net unrealized appreciation (depreciation) on securities and other investments	$74,627

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(9,177)
Long-term	(1,591)
Total capital loss carryforward	$(10,768)

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$5,689	$ 6,745
Long-term Capital Gains	–	19,759
Total	$5,689	$ 26,504

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Overseas Fund	187,043	220,168

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20 % of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .91% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$117	$3
Class M	.25%	.25%	1,030	100
Class C	.75%	.25%	57	4
			$1,204	$107

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$3
Class M	1
Class C(a)	1
$5

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$103.22
Class M	376.18
Class C	16.28
Class I	150.13
Class Z	18.04
	$663

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Overseas Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Overseas Fund	$1

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 7,266 shares of the Fund were redeemed in-kind for investments and cash with a value of $175,742. The Fund had a net realized gain of $37,143 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Advisor Overseas Fund	$1

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Overseas Fund	$–(a)	$–	$–

 (a) Amount represents less than five hundred dollars.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $35 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $13 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$677	$1,792
Class M	2,629	8,320
Class C	33	405
Class I	1,659	13,825
Class Z	691	2,162
Total	$5,689	$26,504

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2020	Year ended October 31, 2019
Class A
Shares sold	227	359	$5,341	$8,058
Reinvestment of distributions	26	82	636	1,682
Shares redeemed	(417)	(370)	(10,062)	(8,415)
Net increase (decrease)	(164)	71	$(4,085)	$1,325
Class M
Shares sold	1,034	1,153	$25,668	$26,662
Reinvestment of distributions	102	387	2,594	8,221
Shares redeemed	(2,373)	(2,139)	(58,496)	(49,578)
Net increase (decrease)	(1,237)	(599)	$(30,234)	$(14,695)
Class C
Shares sold	25	20	$580	$442
Reinvestment of distributions	1	20	31	400
Shares redeemed	(64)	(374)	(1,490)	(8,113)
Net increase (decrease)	(38)	(334)	$(879)	$(7,271)
Class I
Shares sold	570	1,668	$14,164	$37,446
Reinvestment of distributions	20	498	502	10,458
Shares redeemed	(534)	(10,721)(a)	(12,562)	(255,996)(a)
Net increase (decrease)	56	(8,555)	$2,104	$(208,092)
Class Z
Shares sold	720	1,247	$17,668	$28,907
Reinvestment of distributions	7	51	181	1,076
Shares redeemed	(426)	(1,796)	(10,059)	(37,676)
Net increase (decrease)	301	(498)	$7,790	$(7,693)

 (a) Amount includes in-kind redemptions (see the Prior Fiscal Year Affiliated Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Fidelity International Fund was the owner of record of approximately 19% of the total outstanding shares of the Fund.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Overseas Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Overseas Fund (one of the funds constituting Fidelity Advisor Series VIII, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 305 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Lloyd James Austin, III (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

General Austin also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, General Austin (United States Army, Retired) held a variety of positions within the U.S. Government, including Commander, U.S. Central Command (2013-2016), Vice Chief of Staff, U.S. Army (2012-2013) and Commanding General, U.S. Forces – Iraq, Operation New Dawn (2010-2012). General Austin currently serves as a Partner of Pine Island Capital Partners (private equity, 2020-present) and as President of the Austin Strategy Group LLC (consulting, 2016-present). General Austin serves as a member of the Board of Directors of Nucor Corporation (steel products, 2017-present), as a member of the Board of Directors of Tenet Healthcare Corporation (2018-present) and as a member of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). In addition, General Austin currently serves as a member of the Board of Trustees of the Carnegie Corporation of New York (2017-present) and as a member of the Board of Trustees of Auburn University (2017-present). Previously, General Austin served as a member of the Board of Directors of United Technologies Corporation (aerospace, defense and building, 2016-2020).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Kennedy also serves as a Member of the Advisory Board of other Fidelity® funds. Previously, Mr. Kennedy held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period-B May 1, 2020 to October 31, 2020
Fidelity Advisor Overseas Fund
Class A	1.48%
Actual		$1,000.00	$1,131.30	$7.93
Hypothetical-C		$1,000.00	$1,017.70	$7.51
Class M	1.69%
Actual		$1,000.00	$1,129.80	$9.05
Hypothetical-C		$1,000.00	$1,016.64	$8.57
Class C	2.29%
Actual		$1,000.00	$1,126.70	$12.24
Hypothetical-C		$1,000.00	$1,013.62	$11.59
Class I	1.16%
Actual		$1,000.00	$1,133.20	$6.22
Hypothetical-C		$1,000.00	$1,019.30	$5.89
Class Z	1.06%
Actual		$1,000.00	$1,133.60	$5.68
Hypothetical-C		$1,000.00	$1,019.81	$5.38

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

Class A designates 4%; Class M designates 5%; Class C designates 9%; Class I designates 4%; and Class Z designates 3%; of the dividend distributed in December 2019, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Class I, and Class Z designate 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Advisor Overseas Fund
Class A	12/09/19	$0.4118	$0.0648
Class M	12/09/19	$0.3658	$0.0648
Class C	12/09/19	$0.1918	$0.0648
Class I	12/09/19	$0.4148	$0.0648
Class Z	12/09/19	$0.5048	$0.0648

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	4,410,379,169.762	97.006
Withheld	136,107,923.804	2.994
TOTAL	4,546,487,093.566	100.000
Donald F. Donahue
Affirmative	4,416,009,117.039	97.130
Withheld	130,477,976.527	2.870
TOTAL	4,546,487,093.566	100.000
Bettina Doulton
Affirmative	4,424,274,282.548	97.312
Withheld	122,212,811.017	2.688
TOTAL	4,546,487,093.566	100.000
Vicki L. Fuller
Affirmative	4,429,249,259.957	97.421
Withheld	117,237,833.609	2.579
TOTAL	4,546,487,093.566	100.00
Patricia L. Kampling
Affirmative	4,406,048,180.368	96.911
Withheld	140,438,913.198	3.089
TOTAL	4,546,487,093.566	100.000
Alan J. Lacy
Affirmative	4,392,586,572.374	96.615
Withheld	153,900,521.192	3.385
TOTAL	4,546,487,093.566	100.000
Ned C. Lautenbach
Affirmative	4,347,069,615.094	95.614
Withheld	199,417,478.472	4.386
TOTAL	4,546,487,093.566	100.000
Robert A. Lawrence
Affirmative	4,404,777,106.740	96.883
Withheld	141,709,986.826	3.117
TOTAL	4,546,487,093.566	100.000
Joseph Mauriello
Affirmative	4,404,603,369.399	96.879
Withheld	141,883,724.167	3.121
TOTAL	4,546,487,093.566	100.000
Cornelia M. Small
Affirmative	4,408,319,197.270	96.961
Withheld	138,167,896.295	3.039
TOTAL	4,546,487,093.566	100.000
Garnett A. Smith
Affirmative	4,399,381,149.533	96.764
Withheld	147,105,944.033	3.236
TOTAL	4,546,487,093.566	100.000
David M. Thomas
Affirmative	4,400,166,958.204	96.782
Withheld	146,320,135.361	3.218
TOTAL	4,546,487,093.566	100.000
Susan Tomasky
Affirmative	4,416,484,118.213	97.141
Withheld	130,002,975.353	2.859
TOTAL	4,546,487,093.566	100.000
Michael E. Wiley
Affirmative	4,398,113,731.182	96.737
Withheld	148,373,362.384	3.263
TOTAL	4,546,487,093.566	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	142,674,245.091	49.253
Against	8,732,522.535	3.015
Abstain	13,037,737.092	4.501
Broker Non-Vote	125,229,036.630	43.231
TOTAL	289,673,541.348	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 2 was not approved by shareholders.

OS-ANN-1220
1.538536.123

Fidelity Advisor® International Capital Appreciation Fund

Annual Report

October 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	6.47%	8.51%	8.21%
Class M (incl. 3.50% sales charge)	8.73%	8.74%	8.19%
Class C (incl. contingent deferred sales charge)	11.09%	8.98%	8.04%
Class I	13.28%	10.09%	9.14%
Class Z	13.45%	10.20%	9.20%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Capital Appreciation Fund - Class A on October 31, 2010, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$22,013	Fidelity Advisor® International Capital Appreciation Fund - Class A
$14,220	MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from Portfolio Manager Sammy Simnegar:  For the fiscal year ending October 31, 2020, the fund's share classes (excluding sales charges, if applicable) gained about 12% to 13%, outperforming the -2.46% result of the benchmark MSCI All Country World ex USA (Net MA) Index. From a regional standpoint, security selection in Europe ex U.K. and emerging markets contributed most to the fund's relative result. By sector, the top contributor to performance versus the benchmark was stock picking in industrials. An overweighting in information technology and security selection in consumer discretionary also lifted performance. Our non-benchmark stake in MercadoLibre was the fund's biggest individual relative contributor, driven by a roughly 145% gain. Also bolstering performance was our outsized position in Wuliangye Yibin, which advanced about 69%. Wuliangye Yibin was not held at period end. Another notable relative contributor was our overweighting in Orsted (+90%), a position we established this period. In contrast, an underweighting in emerging markets and an overweighting Europe ex U.K., primarily driven by France, hurt the portfolio's relative result. In terms of sectors, the largest detractor from performance versus the benchmark was security selection in information technology. An overweighting in industrials also weighed on the fund's relative result. Further pressuring relative performance was an underweighting in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry. The fund's biggest individual relative detractor was our outsized stake in Capitec Bank Holdings, which returned -62%. This is a position that was sold the past year. Also hurting performance was our overweighting in MTU Aero Engines, which returned roughly -64% and was not held at period end. Also hampering performance was our outsized stake in Aristocrat Leisure, which returned about -59% and was sold prior to October 31. Notable changes in positioning include a higher allocation to United States and China. By sector, meaningful changes in positioning include a lower allocation to consumer staples and financials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2020

% of fund's net assets
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	3.5
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	2.9
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.5
Nestle SA (Reg. S) (Switzerland, Food Products)	2.3
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	2.1
13.3

Top Five Market Sectors as of October 31, 2020

% of fund's net assets
Information Technology	21.3
Consumer Discretionary	17.6
Industrials	15.2
Communication Services	11.3
Health Care	7.8

Top Five Countries as of October 31, 2020

(excluding cash equivalents)	% of fund's net assets
United States of America	13.2
Cayman Islands	12.6
Japan	10.7
France	8.0
Switzerland	6.8

Asset Allocation (% of fund's net assets)

As of October 31, 2020
Stocks	99.2%
Short-Term Investments and Net Other Assets (Liabilities)	0.8%

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
Bailiwick of Jersey - 1.7%
Experian PLC	1,352,606	$49,551,231
Ferguson PLC	476,800	47,356,240

TOTAL BAILIWICK OF JERSEY		96,907,471

Bermuda - 0.8%
IHS Markit Ltd.	556,600	45,012,242
Canada - 4.5%
Canadian National Railway Co.	599,940	59,597,732
Canadian Pacific Railway Ltd.	180,600	53,969,890
Constellation Software, Inc.	46,680	49,002,613
Thomson Reuters Corp.	617,400	47,999,919
Waste Connection, Inc. (Canada)	445,430	44,151,832

TOTAL CANADA		254,721,986

Cayman Islands - 12.6%
Alibaba Group Holding Ltd. sponsored ADR (a)	652,760	198,889,447
JD.com, Inc. sponsored ADR (a)	815,700	66,495,864
Meituan Class B (a)	2,259,500	83,997,149
NetEase, Inc. ADR	597,700	51,874,383
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	327,000	52,444,260
Sea Ltd. ADR (a)	286,000	45,102,200
Shenzhou International Group Holdings Ltd.	2,838,900	49,033,049
Tencent Holdings Ltd.	2,193,600	167,603,443

TOTAL CAYMAN ISLANDS		715,439,795

China - 0.8%
Kweichow Moutai Co. Ltd. (A Shares)	188,900	47,249,006
Denmark - 3.1%
DSV Panalpina A/S	339,144	54,914,587
Novo Nordisk A/S Series B	1,075,200	68,560,838
ORSTED A/S (b)	328,800	52,185,169

TOTAL DENMARK		175,660,594

France - 8.0%
Air Liquide SA	423,070	61,837,423
Dassault Systemes SA	284,900	48,626,577
Hermes International SCA	54,968	51,150,766
Kering SA	85,882	51,861,651
L'Oreal SA	192,520	62,219,677
LVMH Moet Hennessy Louis Vuitton SE	171,671	80,470,380
SR Teleperformance SA	157,200	47,180,484
Worldline SA (a)(b)	644,700	47,784,085

TOTAL FRANCE		451,131,043

Germany - 6.0%
Delivery Hero AG (a)(b)	432,300	49,733,576
Deutsche Borse AG	288,434	42,444,080
Infineon Technologies AG	1,882,300	52,405,460
Merck KGaA	324,000	47,979,620
RWE AG	1,367,300	50,623,221
Symrise AG	350,600	43,221,338
Vonovia SE	841,200	53,707,350

TOTAL GERMANY		340,114,645

Hong Kong - 2.2%
AIA Group Ltd.	7,421,000	70,626,966
Techtronic Industries Co. Ltd.	3,952,000	52,710,326

TOTAL HONG KONG		123,337,292

India - 1.8%
HDFC Bank Ltd.	3,134,732	49,764,333
Reliance Industries Ltd.	1,986,000	54,734,598

TOTAL INDIA		104,498,931

Indonesia - 0.9%
PT Bank Central Asia Tbk	24,910,900	49,016,076
Ireland - 1.8%
Flutter Entertainment PLC (Ireland)	315,100	54,882,040
Linde PLC	202,500	44,618,850

TOTAL IRELAND		99,500,890

Italy - 1.1%
Enel SpA	7,769,700	61,773,039
Japan - 10.7%
Daikin Industries Ltd.	296,600	55,503,724
Hoya Corp.	501,000	56,541,326
Keyence Corp.	139,368	63,248,334
Nitori Holdings Co. Ltd.	231,900	47,668,594
Olympus Corp.	2,534,800	48,526,418
Recruit Holdings Co. Ltd.	1,452,700	55,276,217
SMC Corp.	92,500	49,201,274
Sony Corp.	917,600	76,497,083
Tokyo Electron Ltd.	210,800	56,581,012
Unicharm Corp.	1,074,800	49,731,963
Z Holdings Corp.	7,170,000	49,996,841

TOTAL JAPAN		608,772,786

Korea (South) - 4.8%
LG Chemical Ltd.	95,091	51,737,581
NAVER Corp.	201,860	51,536,797
Samsung Electronics Co. Ltd.	2,301,120	115,413,470
Samsung SDI Co. Ltd.	128,150	50,372,176

TOTAL KOREA (SOUTH)		269,060,024

Luxembourg - 0.8%
Spotify Technology SA (a)	185,800	44,571,562
Netherlands - 4.9%
ASML Holding NV (Netherlands)	237,300	85,855,877
Ferrari NV	258,600	46,125,485
Takeaway.com Holding BV (a)(b)	406,700	45,244,304
Wolters Kluwer NV	589,939	47,806,501
Yandex NV Series A (a)(c)	865,500	49,826,835

TOTAL NETHERLANDS		274,859,002

Portugal - 0.8%
Energias de Portugal SA	9,411,375	46,386,774
Spain - 2.0%
Cellnex Telecom SA (b)	817,642	52,488,943
Iberdrola SA	5,189,279	61,192,399

TOTAL SPAIN		113,681,342

Sweden - 2.7%
Atlas Copco AB (A Shares)	1,223,900	54,040,087
Hexagon AB (B Shares)	712,683	52,091,277
Swedish Match Co. AB	651,300	49,083,181

TOTAL SWEDEN		155,214,545

Switzerland - 6.8%
Alcon, Inc. (Switzerland) (a)	814,490	46,278,346
Givaudan SA	12,035	49,035,127
Lonza Group AG	91,844	55,649,217
Nestle SA (Reg. S)	1,169,040	131,491,204
Partners Group Holding AG	52,800	47,597,448
Sika AG	232,772	57,294,989

TOTAL SWITZERLAND		387,346,331

Taiwan - 2.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	9,342,000	141,314,251
United Kingdom - 4.7%
Ashtead Group PLC	1,344,500	48,770,393
AstraZeneca PLC (United Kingdom)	768,900	77,201,791
Atlassian Corp. PLC (a)	239,400	45,873,828
Aveva Group PLC	727,800	40,448,904
London Stock Exchange Group PLC	475,600	51,268,692

TOTAL UNITED KINGDOM		263,563,608

United States of America - 13.2%
Adobe, Inc. (a)	97,600	43,636,960
Alphabet, Inc. Class A (a)	27,600	44,604,636
American Tower Corp.	191,600	44,000,940
Autodesk, Inc. (a)	185,100	43,598,454
Charter Communications, Inc. Class A (a)	73,100	44,139,242
MasterCard, Inc. Class A	150,950	43,570,208
MercadoLibre, Inc. (a)	37,400	45,405,470
Microsoft Corp.	211,200	42,761,664
Netflix, Inc. (a)	89,500	42,578,730
NextEra Energy, Inc.	601,248	44,017,366
NICE Systems Ltd. sponsored ADR (a)(c)	226,800	51,769,368
NVIDIA Corp.	82,000	41,111,520
Roper Technologies, Inc.	121,100	44,969,274
S&P Global, Inc.	129,300	41,728,989
SolarEdge Technologies, Inc. (a)	158,300	40,792,327
Thermo Fisher Scientific, Inc.	95,000	44,946,400
Visa, Inc. Class A	247,240	44,925,980

TOTAL UNITED STATES OF AMERICA		748,557,528

TOTAL COMMON STOCKS
(Cost $4,642,108,612)		5,617,690,763

Money Market Funds - 2.6%
Fidelity Cash Central Fund 0.10% (d)	130,983,425	131,009,621
Fidelity Securities Lending Cash Central Fund 0.11% (d)(e)	17,710,770	17,712,541
TOTAL MONEY MARKET FUNDS
(Cost $148,722,162)		148,722,162
TOTAL INVESTMENT IN SECURITIES - 101.8%
(Cost $4,790,830,774)		5,766,412,925
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(101,279,161)
NET ASSETS - 100%		$5,665,133,764

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $247,436,077 or 4.4% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$404,206
Fidelity Securities Lending Cash Central Fund	130,634
Total	$534,840

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$644,323,612	$375,186,531	$269,137,081	$--
Consumer Discretionary	999,899,118	795,263,061	204,636,057	--
Consumer Staples	339,775,031	49,083,181	290,691,850	--
Energy	54,734,598	--	54,734,598	--
Financials	352,446,584	131,770,517	220,676,067	--
Health Care	445,683,956	139,204,366	306,479,590	--
Industrials	858,011,953	601,123,267	256,888,686	--
Information Technology	1,201,184,345	635,993,765	565,190,580	--
Materials	307,745,308	256,007,727	51,737,581	--
Real Estate	97,708,290	97,708,290	--	--
Utilities	316,177,968	254,404,929	61,773,039	--
Money Market Funds	148,722,162	148,722,162	--	--
Total Investments in Securities:	$5,766,412,925	$3,484,467,796	$2,281,945,129	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $17,005,258) — See accompanying schedule: Unaffiliated issuers (cost $4,642,108,612)	$5,617,690,763
Fidelity Central Funds (cost $148,722,162)	148,722,162
Total Investment in Securities (cost $4,790,830,774)		$5,766,412,925
Foreign currency held at value (cost $1,392,999)		1,392,997
Receivable for investments sold		41,464,431
Receivable for fund shares sold		16,674,304
Dividends receivable		6,514,146
Distributions receivable from Fidelity Central Funds		11,179
Prepaid expenses		7,675
Other receivables		970,610
Total assets		5,833,448,267
Liabilities
Payable for investments purchased	$134,857,312
Payable for fund shares redeemed	8,107,714
Accrued management fee	3,725,669
Distribution and service plan fees payable	257,827
Other affiliated payables	812,462
Other payables and accrued expenses	2,840,963
Collateral on securities loaned	17,712,556
Total liabilities		168,314,503
Net Assets		$5,665,133,764
Net Assets consist of:
Paid in capital		$4,756,951,061
Total accumulated earnings (loss)		908,182,703
Net Assets		$5,665,133,764
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($382,794,617 ÷ 15,855,445 shares)(a)		$24.14
Maximum offering price per share (100/94.25 of $24.14)		$25.61
Class M:
Net Asset Value and redemption price per share ($143,071,788 ÷ 6,090,858 shares)(a)		$23.49
Maximum offering price per share (100/96.50 of $23.49)		$24.34
Class C:
Net Asset Value and offering price per share ($125,630,097 ÷ 5,970,039 shares)(a)		$21.04
Class I:
Net Asset Value, offering price and redemption price per share ($3,883,308,730 ÷ 150,333,000 shares)		$25.83
Class Z:
Net Asset Value, offering price and redemption price per share ($1,130,328,532 ÷ 43,678,801 shares)		$25.88

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$56,395,425
Income from Fidelity Central Funds (including $130,634 from security lending)		534,840
Income before foreign taxes withheld		56,930,265
Less foreign taxes withheld		(5,734,957)
Total income		51,195,308
Expenses
Management fee
Basic fee	$28,212,335
Performance adjustment	4,044,401
Transfer agent fees	6,220,423
Distribution and service plan fees	2,720,609
Accounting fees	1,501,250
Custodian fees and expenses	455,416
Independent trustees' fees and expenses	21,495
Registration fees	362,442
Audit	89,375
Legal	9,695
Interest	558
Miscellaneous	169,851
Total expenses before reductions	43,807,850
Expense reductions	(1,624,749)
Total expenses after reductions		42,183,101
Net investment income (loss)		9,012,207
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(52,688,994)
Fidelity Central Funds	(4,121)
Foreign currency transactions	(1,176,390)
Total net realized gain (loss)		(53,869,505)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $2,050,647)	579,399,768
Assets and liabilities in foreign currencies	214,766
Total change in net unrealized appreciation (depreciation)		579,614,534
Net gain (loss)		525,745,029
Net increase (decrease) in net assets resulting from operations		$534,757,236

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,012,207	$16,582,037
Net realized gain (loss)	(53,869,505)	23,446,536
Change in net unrealized appreciation (depreciation)	579,614,534	376,589,380
Net increase (decrease) in net assets resulting from operations	534,757,236	416,617,953
Distributions to shareholders	(16,322,919)	(7,117,696)
Share transactions - net increase (decrease)	2,204,850,214	877,461,117
Total increase (decrease) in net assets	2,723,284,531	1,286,961,374
Net Assets
Beginning of period	2,941,849,233	1,654,887,859
End of period	$5,665,133,764	$2,941,849,233

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor International Capital Appreciation Fund Class A

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$21.45	$17.63	$19.14	$15.26	$15.25
Income from Investment Operations
Net investment income (loss)A	–B	.11C	.07	.04	.05
Net realized and unrealized gain (loss)	2.77	3.75	(1.57)	3.86	(.03)
Total from investment operations	2.77	3.86	(1.50)	3.90	.02
Distributions from net investment income	(.08)	(.04)	(.01)	(.02)	(.01)
Total distributions	(.08)	(.04)	(.01)	(.02)	(.01)
Redemption fees added to paid in capitalA	–	–	–	–B	–B
Net asset value, end of period	$24.14	$21.45	$17.63	$19.14	$15.26
Total ReturnD,E	12.97%	21.93%	(7.85)%	25.56%	.12%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.28%	1.27%	1.29%	1.38%	1.50%
Expenses net of fee waivers, if any	1.28%	1.27%	1.29%	1.37%	1.45%
Expenses net of all reductions	1.24%	1.25%	1.23%	1.35%	1.43%
Net investment income (loss)	(.01)%	.57%C	.35%	.21%	.34%
Supplemental Data
Net assets, end of period (000 omitted)	$382,795	$278,326	$190,278	$173,948	$127,536
Portfolio turnover rateH	121%	133%	151%	155%	167%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .15%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor International Capital Appreciation Fund Class M

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$20.89	$17.17	$18.68	$14.92	$14.94
Income from Investment Operations
Net investment income (loss)A	(.06)	.06B	.02	(.01)	.01
Net realized and unrealized gain (loss)	2.70	3.66	(1.53)	3.77	(.03)
Total from investment operations	2.64	3.72	(1.51)	3.76	(.02)
Distributions from net investment income	(.04)	–	–	–	–
Total distributions	(.04)	–	–	–	–
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$23.49	$20.89	$17.17	$18.68	$14.92
Total ReturnD,E	12.67%	21.67%	(8.08)%	25.20%	(.13)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.53%	1.53%	1.55%	1.63%	1.76%
Expenses net of fee waivers, if any	1.53%	1.53%	1.55%	1.63%	1.70%
Expenses net of all reductions	1.49%	1.51%	1.49%	1.61%	1.68%
Net investment income (loss)	(.26)%	.31%B	.10%	(.04)%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$143,072	$127,176	$87,750	$86,547	$62,866
Portfolio turnover rateH	121%	133%	151%	155%	167%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.08 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.11)%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor International Capital Appreciation Fund Class C

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$18.77	$15.51	$16.95	$13.61	$13.69
Income from Investment Operations
Net investment income (loss)A	(.15)	(.03)B	(.07)	(.08)	(.06)
Net realized and unrealized gain (loss)	2.42	3.29	(1.37)	3.42	(.02)
Total from investment operations	2.27	3.26	(1.44)	3.34	(.08)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$21.04	$18.77	$15.51	$16.95	$13.61
Total ReturnD,E	12.09%	21.02%	(8.50)%	24.54%	(.58)%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.02%	2.02%	2.04%	2.13%	2.27%
Expenses net of fee waivers, if any	2.02%	2.01%	2.04%	2.12%	2.20%
Expenses net of all reductions	1.99%	2.00%	1.99%	2.10%	2.18%
Net investment income (loss)	(.75)%	(.17)%B	(.40)%	(.54)%	(.41)%
Supplemental Data
Net assets, end of period (000 omitted)	$125,630	$112,150	$107,858	$85,022	$42,146
Portfolio turnover rateH	121%	133%	151%	155%	167%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.07 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.60) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor International Capital Appreciation Fund Class I

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$22.93	$18.85	$20.44	$16.30	$16.28
Income from Investment Operations
Net investment income (loss)A	.06	.18B	.13	.09	.10
Net realized and unrealized gain (loss)	2.97	4.00	(1.68)	4.11	(.04)
Total from investment operations	3.03	4.18	(1.55)	4.20	.06
Distributions from net investment income	(.13)	(.10)	(.04)	(.06)	(.04)
Total distributions	(.13)	(.10)	(.04)	(.06)	(.04)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$25.83	$22.93	$18.85	$20.44	$16.30
Total ReturnD	13.28%	22.29%	(7.58)%	25.87%	.36%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.01%	.99%	1.02%	1.09%	1.21%
Expenses net of fee waivers, if any	1.01%	.99%	1.02%	1.08%	1.20%
Expenses net of all reductions	.97%	.98%	.96%	1.06%	1.18%
Net investment income (loss)	.26%	.85%B	.63%	.50%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$3,883,309	$2,020,956	$1,115,089	$652,774	$169,594
Portfolio turnover rateG	121%	133%	151%	155%	167%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.09 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .43%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor International Capital Appreciation Fund Class Z

Years ended October 31,	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$22.96	$18.88	$20.46	$16.22
Income from Investment Operations
Net investment income (loss)B	.09	.21C	.16	.06
Net realized and unrealized gain (loss)	2.98	3.99	(1.68)	4.18
Total from investment operations	3.07	4.20	(1.52)	4.24
Distributions from net investment income	(.15)	(.12)	(.06)	–
Total distributions	(.15)	(.12)	(.06)	–
Redemption fees added to paid in capitalB	–	–	–	–D
Net asset value, end of period	$25.88	$22.96	$18.88	$20.46
Total ReturnE,F	13.45%	22.41%	(7.46)%	26.14%
Ratios to Average Net AssetsG,H
Expenses before reductions	.88%	.87%	.89%	.96%I
Expenses net of fee waivers, if any	.88%	.87%	.89%	.96%I
Expenses net of all reductions	.84%	.85%	.83%	.94%I
Net investment income (loss)	.39%	.97%C	.76%	.42%I
Supplemental Data
Net assets, end of period (000 omitted)	$1,130,329	$403,241	$153,913	$59,734
Portfolio turnover rateJ	121%	133%	151%	155%

 A For the period February 1, 2017 (commencement of sale of shares) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.09 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .55%.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity Advisor International Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,036,267,069
Gross unrealized depreciation	(76,648,532)
Net unrealized appreciation (depreciation)	$959,618,537
Tax Cost	$4,806,794,388

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$7,565,862
Capital loss carryforward	$(56,451,560)
Net unrealized appreciation (depreciation) on securities and other investments	$959,707,127

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(56,451,560)

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$16,322,919	$ 7,117,696

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor International Capital Appreciation Fund	7,175,961,545	4,926,985,599

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20 % of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of Class I of the Fund as compared to its benchmark index, the MSCI All Country World ex USA Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .78% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$833,584	$72,836
Class M	.25%	.25%	673,842	2,891
Class C	.75%	.25%	1,213,183	286,470
			$2,720,609	$362,197

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$228,300
Class M	19,016
Class C(a)	21,459
$268,775

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$634,992.19
Class M	258,775.19
Class C	224,506.19
Class I	4,792,669.17
Class Z	309,481.04
	$6,220,423

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor International Capital Appreciation Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor International Capital Appreciation Fund	$28,736

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor International Capital Appreciation Fund	Borrower	$17,868,333.37%		$558

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Advisor International Capital Appreciation Fund	$9,038

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor International Capital Appreciation Fund	$1,097	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,591,069 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1,843.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $12,967.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $18,870 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$1,134,328	$402,278
Class M	266,828	–
Class I	12,038,964	5,699,242
Class Z	2,882,799	1,016,176
Total	$16,322,919	$7,117,696

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2020	Year ended October 31, 2019
Class A
Shares sold	8,078,842	5,533,808	$180,270,017	$110,458,286
Reinvestment of distributions	49,995	22,478	1,099,382	392,018
Shares redeemed	(5,247,418)	(3,374,729)	(116,402,682)	(64,580,390)
Net increase (decrease)	2,881,419	2,181,557	$64,966,717	$46,269,914
Class M
Shares sold	1,596,388	1,952,405	$34,285,102	$38,636,480
Reinvestment of distributions	12,373	–	265,276	–
Shares redeemed	(1,606,705)	(973,543)	(33,691,271)	(18,369,399)
Net increase (decrease)	2,056	978,862	$859,107	$20,267,081
Class C
Shares sold	1,790,514	1,621,399	$35,004,549	$27,727,620
Shares redeemed	(1,796,494)	(2,601,635)	(34,399,127)	(44,012,034)
Net increase (decrease)	(5,980)	(980,236)	$605,422	$(16,284,414)
Class I
Shares sold	101,769,805	56,664,995	$2,404,469,112	$1,190,102,614
Reinvestment of distributions	424,968	250,184	9,973,988	4,653,416
Shares redeemed	(39,995,044)	(27,933,337)	(909,703,489)	(567,157,476)
Net increase (decrease)	62,199,729	28,981,842	$1,504,739,611	$627,598,554
Class Z
Shares sold	34,619,740	12,961,355	$830,772,225	$273,077,124
Reinvestment of distributions	97,435	38,432	2,287,763	715,226
Shares redeemed	(8,598,668)	(3,591,416)	(199,380,631)	(74,182,368)
Net increase (decrease)	26,118,507	9,408,371	$633,679,357	$199,609,982

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor International Capital Appreciation Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor International Capital Appreciation Fund (the "Fund"), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 11, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel each of the Trustees oversees 305 funds. Mr. Chiel oversees 176.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Lloyd James Austin, III (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

General Austin also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, General Austin (United States Army, Retired) held a variety of positions within the U.S. Government, including Commander, U.S. Central Command (2013-2016), Vice Chief of Staff, U.S. Army (2012-2013) and Commanding General, U.S. Forces – Iraq, Operation New Dawn (2010-2012). General Austin currently serves as a Partner of Pine Island Capital Partners (private equity, 2020-present) and as President of the Austin Strategy Group LLC (consulting, 2016-present). General Austin serves as a member of the Board of Directors of Nucor Corporation (steel products, 2017-present), as a member of the Board of Directors of Tenet Healthcare Corporation (2018-present) and as a member of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). In addition, General Austin currently serves as a member of the Board of Trustees of the Carnegie Corporation of New York (2017-present) and as a member of the Board of Trustees of Auburn University (2017-present). Previously, General Austin served as a member of the Board of Directors of United Technologies Corporation (aerospace, defense and building, 2016-2020).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Kennedy also serves as a Member of the Advisory Board of other Fidelity® funds. Previously, Mr. Kennedy held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period-B May 1, 2020 to October 31, 2020
Fidelity Advisor International Capital Appreciation Fund
Class A	1.26%
Actual		$1,000.00	$1,203.40	$6.98
Hypothetical-C		$1,000.00	$1,018.80	$6.39
Class M	1.51%
Actual		$1,000.00	$1,202.10	$8.36
Hypothetical-C		$1,000.00	$1,017.55	$7.66
Class C	2.00%
Actual		$1,000.00	$1,198.90	$11.05
Hypothetical-C		$1,000.00	$1,015.08	$10.13
Class I	.99%
Actual		$1,000.00	$1,205.30	$5.49
Hypothetical-C		$1,000.00	$1,020.16	$5.03
Class Z	.87%
Actual		$1,000.00	$1,206.00	$4.82
Hypothetical-C		$1,000.00	$1,020.76	$4.42

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

Class A designates 17%, Class I designates 12%, Class M designates 28% and Class Z designates 10% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class I, Class M and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/09/2019	$0.1050	$0.0210
Class M	12/09/2019	$0.0640	$0.0210
Class C	12/09/2019	$0.0000	$0.0000
Class I	12/09/2019	$0.1520	$0.0210
Class Z	12/09/2019	$0.1730	$0.0210

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	4,410,379,169.762	97.006
Withheld	136,107,923.804	2.994
TOTAL	4,546,487,093.566	100.000
Donald F. Donahue
Affirmative	4,416,009,117.039	97.130
Withheld	130,477,976.527	2.870
TOTAL	4,546,487,093.566	100.000
Bettina Doulton
Affirmative	4,424,274,282.548	97.312
Withheld	122,212,811.017	2.688
TOTAL	4,546,487,093.566	100.000
Vicki L. Fuller
Affirmative	4,429,249,259.957	97.421
Withheld	117,237,833.609	2.579
TOTAL	4,546,487,093.566	100.00
Patricia L. Kampling
Affirmative	4,406,048,180.368	96.911
Withheld	140,438,913.198	3.089
TOTAL	4,546,487,093.566	100.000
Alan J. Lacy
Affirmative	4,392,586,572.374	96.615
Withheld	153,900,521.192	3.385
TOTAL	4,546,487,093.566	100.000
Ned C. Lautenbach
Affirmative	4,347,069,615.094	95.614
Withheld	199,417,478.472	4.386
TOTAL	4,546,487,093.566	100.000
Robert A. Lawrence
Affirmative	4,404,777,106.740	96.883
Withheld	141,709,986.826	3.117
TOTAL	4,546,487,093.566	100.000
Joseph Mauriello
Affirmative	4,404,603,369.399	96.879
Withheld	141,883,724.167	3.121
TOTAL	4,546,487,093.566	100.000
Cornelia M. Small
Affirmative	4,408,319,197.270	96.961
Withheld	138,167,896.295	3.039
TOTAL	4,546,487,093.566	100.000
Garnett A. Smith
Affirmative	4,399,381,149.533	96.764
Withheld	147,105,944.033	3.236
TOTAL	4,546,487,093.566	100.000
David M. Thomas
Affirmative	4,400,166,958.204	96.782
Withheld	146,320,135.361	3.218
TOTAL	4,546,487,093.566	100.000
Susan Tomasky
Affirmative	4,416,484,118.213	97.141
Withheld	130,002,975.353	2.859
TOTAL	4,546,487,093.566	100.000
Michael E. Wiley
Affirmative	4,398,113,731.182	96.737
Withheld	148,373,362.384	3.263
TOTAL	4,546,487,093.566	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	562,513,175.144	20.685
Against	802,293,829.087	29.502
Abstain	75,569,301.464	2.779
Broker Non-Vote	1,279,112,308.980	47.035
TOTAL	2,719,488,614.674	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 2 was not approved by shareholders.

AICAP-ANN-1220
1.711985.122

Fidelity Advisor® Diversified International Fund

Annual Report

October 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	3.03%	5.14%	5.94%
Class M (incl. 3.50% sales charge)	5.22%	5.36%	5.92%
Class C (incl. contingent deferred sales charge)	7.44%	5.58%	5.77%
Class I	9.63%	6.68%	6.87%
Class Z	9.78%	6.84%	6.99%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Diversified International Fund - Class A on October 31, 2010, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$17,804	Fidelity Advisor® Diversified International Fund - Class A
$14,800	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from Portfolio Manager Bill Bower:  For the fiscal year ending October 31, 2020, the fund's share classes (excluding sales charges, if applicable) gained roughly 8% to 10%, outperforming the -6.69% result of the benchmark MSCI EAFE Index (Net MA). From a regional standpoint, stock picks in Europe ex U.K. and an overweighting and security selection in emerging markets, specifically China, contributed most to the fund's relative result. Versus the benchmark, security selection was the primary contributor, especially within the industrials sector. Strong picks in the communication services sector, especially within the media & entertainment industry, also boosted the fund's relative result. Also bolstering the fund's relative result was stock selection in consumer discretionary. Not owning Royal Dutch Shell, a benchmark component that returned -55%, was the top individual relative contributor versus the benchmark. Another key contributor was our out-of-benchmark position in Tencent Holdings (+87%). Another top relative contributor was an out-of-benchmark stake in Alibaba Group Holding (+72%). Conversely, an underweighting in Japan hurt the fund's relative result. By sector, the primary detractor from performance versus the benchmark was an underweighting in utilities. An underweighting in the consumer staples sector, especially within the household & personal products industry, also hindered the fund's relative performance. Also hampering the fund's relative performance was an underweighting in consumer staples and materials. The biggest individual relative detractor was an underweight position in Nestle (+8%), which was still the fund's largest holding at period end. Also hampering performance was our lighter-than-benchmark stake in SoftBank Group, which gained 69%. SoftBank was not held at period end. Another key detractor was our out-of-benchmark position in Axis Bank, a position not held at period end. Notable changes in positioning include increased exposure to Switzerland and a lower allocation to Netherlands. By sector, meaningful changes in positioning include increased exposure to communication services and a lower allocation to financials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2020

% of fund's net assets
Nestle SA (Reg. S) (Switzerland, Food Products)	2.8
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.5
ASML Holding NV (Netherlands, Semiconductors & Semiconductor Equipment)	2.5
Hoya Corp. (Japan, Health Care Equipment & Supplies)	1.9
Keyence Corp. (Japan, Electronic Equipment & Components)	1.8
11.5

Top Five Market Sectors as of October 31, 2020

% of fund's net assets
Information Technology	16.8
Industrials	15.6
Health Care	14.5
Financials	12.1
Consumer Discretionary	11.5

Top Five Countries as of October 31, 2020

(excluding cash equivalents)	% of fund's net assets
Japan	19.5
Germany	8.8
Switzerland	8.8
United Kingdom	7.6
France	7.2

Asset Allocation (% of fund's net assets)

As of October 31, 2020
Stocks	96.3%
Short-Term Investments and Net Other Assets (Liabilities)	3.7%

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value (000s)
Australia - 0.8%
Aristocrat Leisure Ltd.	205,425	$4,137
CSL Ltd.	43,133	8,733

TOTAL AUSTRALIA		12,870

Bailiwick of Jersey - 1.2%
Experian PLC	299,500	10,972
Ferguson PLC	86,646	8,606

TOTAL BAILIWICK OF JERSEY		19,578

Belgium - 1.0%
KBC Groep NV	181,280	8,937
UCB SA	66,100	6,520

TOTAL BELGIUM		15,457

Bermuda - 1.5%
Credicorp Ltd. (United States)	30,205	3,464
Hiscox Ltd. (a)	366,273	3,912
IHS Markit Ltd.	116,088	9,388
Marvell Technology Group Ltd.	217,000	8,140

TOTAL BERMUDA		24,904

Canada - 2.2%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	340,900	10,498
Constellation Software, Inc.	7,500	7,873
Fairfax India Holdings Corp. (a)(b)	247,900	1,896
Franco-Nevada Corp.	53,800	7,333
Wheaton Precious Metals Corp.	180,100	8,265

TOTAL CANADA		35,865

Cayman Islands - 4.7%
Alibaba Group Holding Ltd. sponsored ADR (a)	76,400	23,278
Anta Sports Products Ltd.	540,000	5,942
JD.com, Inc. Class A	108,800	4,438
KE Holdings, Inc. ADR (a)	72,100	5,029
Li Ning Co. Ltd.	337,500	1,741
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	42,800	6,864
Tencent Holdings Ltd.	313,900	23,984
Zai Lab Ltd. ADR (a)	47,054	3,861

TOTAL CAYMAN ISLANDS		75,137

China - 0.7%
Kweichow Moutai Co. Ltd. (A Shares)	48,076	12,025
Denmark - 2.7%
DSV Panalpina A/S	112,600	18,232
GN Store Nord A/S	44,100	3,172
ORSTED A/S (b)	104,100	16,522
Vestas Wind Systems A/S	28,100	4,821

TOTAL DENMARK		42,747

France - 7.2%
Amundi SA (b)	112,658	7,387
Capgemini SA	93,000	10,738
Dassault Systemes SA	32,200	5,496
Legrand SA	123,300	9,116
LVMH Moet Hennessy Louis Vuitton SE	50,743	23,786
Pernod Ricard SA	67,700	10,912
Sanofi SA	245,555	22,172
Sartorius Stedim Biotech	10,000	3,792
SR Teleperformance SA	54,800	16,447
Worldline SA (a)(b)	87,000	6,448

TOTAL FRANCE		116,294

Germany - 8.8%
adidas AG	58,809	17,465
Allianz SE	74,100	13,037
Deutsche Borse AG	75,000	11,037
Deutsche Post AG	329,326	14,590
Hannover Reuck SE	59,200	8,598
Linde PLC	81,938	17,960
RWE AG	260,500	9,645
SAP SE	250,073	26,679
Symrise AG	87,600	10,799
Vonovia SE	192,200	12,271

TOTAL GERMANY		142,081

Hong Kong - 2.1%
AIA Group Ltd.	2,730,200	25,984
Techtronic Industries Co. Ltd.	536,500	7,156

TOTAL HONG KONG		33,140

India - 3.6%
HDFC Bank Ltd.	742,642	11,790
Housing Development Finance Corp. Ltd.	328,987	8,484
Kotak Mahindra Bank Ltd. (a)	461,340	9,570
Reliance Industries Ltd.	950,508	26,196
Reliance Industries Ltd.	63,367	1,004

TOTAL INDIA		57,044

Indonesia - 0.7%
PT Bank Central Asia Tbk	3,528,800	6,943
PT Bank Rakyat Indonesia Tbk	20,037,400	4,536

TOTAL INDONESIA		11,479

Ireland - 1.9%
Aon PLC	42,500	7,820
DCC PLC (United Kingdom)	10,788	702
Kerry Group PLC Class A	57,300	6,854
Kingspan Group PLC (Ireland)	98,981	8,629
Ryanair Holdings PLC (a)	57,100	787
Ryanair Holdings PLC sponsored ADR (a)	77,436	6,241

TOTAL IRELAND		31,033

Italy - 1.6%
Enel SpA	1,129,400	8,979
FinecoBank SpA	388,200	5,312
GVS SpA (b)	130,400	1,838
Recordati SpA	147,200	7,627
Reply SpA	21,500	2,311

TOTAL ITALY		26,067

Japan - 19.5%
Astellas Pharma, Inc.	207,200	2,841
Bandai Namco Holdings, Inc.	105,400	7,877
Daikin Industries Ltd.	86,100	16,112
Fast Retailing Co. Ltd.	8,200	5,720
Hoya Corp.	270,900	30,573
Iriso Electronics Co. Ltd.	26,351	1,003
Itochu Corp.	532,300	12,785
Kao Corp.	171,500	12,211
Keyence Corp.	63,800	28,954
KH Neochem Co. Ltd.	86,000	2,012
Minebea Mitsumi, Inc.	829,500	14,982
Misumi Group, Inc.	178,800	5,310
Murata Manufacturing Co. Ltd.	89,500	6,277
Nabtesco Corp.	77,400	2,892
Nexon Co. Ltd.	95,500	2,662
Nintendo Co. Ltd.	8,800	4,758
Nitori Holdings Co. Ltd.	67,403	13,855
NOF Corp.	44,900	1,687
Oracle Corp. Japan	32,900	3,288
ORIX Corp.	497,000	5,813
PALTAC Corp.	24,500	1,370
Park24 Co. Ltd.	19,500	263
Persol Holdings Co., Ltd.	344,400	5,216
Recruit Holdings Co. Ltd.	301,500	11,472
Relo Group, Inc.	71,100	1,706
Shin-Etsu Chemical Co. Ltd.	125,900	16,816
Shiseido Co. Ltd.	52,200	3,232
SMC Corp.	30,400	16,170
Sony Corp.	311,800	25,994
Tokyo Electron Ltd.	51,900	13,931
Tsuruha Holdings, Inc.	100,100	14,017
Welcia Holdings Co. Ltd.	247,012	9,681
Z Holdings Corp.	1,601,100	11,165

TOTAL JAPAN		312,645

Korea (South) - 1.8%
LG Chemical Ltd.	10,943	5,954
Samsung Electronics Co. Ltd.	268,740	13,479
SK Hynix, Inc.	133,500	9,450

TOTAL KOREA (SOUTH)		28,883

Luxembourg - 1.3%
B&M European Value Retail SA	2,316,895	14,551
Eurofins Scientific SA (a)	5,053	4,024
Globant SA (a)	13,300	2,402

TOTAL LUXEMBOURG		20,977

Netherlands - 5.9%
Adyen BV (a)(b)	2,473	4,156
ASML Holding NV	109,500	39,552
IMCD NV	11,550	1,338
JDE Peet's BV	129,400	4,612
Koninklijke Philips Electronics NV	320,462	14,843
NXP Semiconductors NV	116,100	15,687
Wolters Kluwer NV	173,600	14,068

TOTAL NETHERLANDS		94,256

New Zealand - 0.4%
Ryman Healthcare Group Ltd.	643,145	5,952
Norway - 1.2%
Adevinta ASA Class B (a)	405,618	6,267
NEL ASA (a)	1,064,400	2,016
Schibsted ASA (A Shares)	281,900	11,493

TOTAL NORWAY		19,776

Spain - 1.7%
Cellnex Telecom SA (b)	267,249	17,156
Iberdrola SA	866,902	10,223

TOTAL SPAIN		27,379

Sweden - 1.3%
Hexagon AB (B Shares)	127,300	9,305
Indutrade AB (a)	164,000	8,319
Svenska Handelsbanken AB (A Shares) (a)	324,200	2,627

TOTAL SWEDEN		20,251

Switzerland - 8.8%
Dufry AG (a)(c)	113,144	4,282
Idorsia Ltd. (a)	30,216	792
Lonza Group AG	26,106	15,818
Nestle SA (Reg. S)	403,350	45,364
Roche Holding AG (participation certificate)	125,797	40,423
Sika AG	85,278	20,991
Sonova Holding AG Class B	26,293	6,237
Straumann Holding AG	1,571	1,638
Swiss Re Ltd.	70,050	5,022

TOTAL SWITZERLAND		140,567

Taiwan - 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	206,400	17,311
United Kingdom - 7.6%
AstraZeneca PLC (United Kingdom)	232,279	23,322
Beazley PLC	707,000	2,693
Big Yellow Group PLC	283,037	4,033
Compass Group PLC	234,392	3,208
John David Group PLC	286,697	2,753
London Stock Exchange Group PLC	228,900	24,675
Ocado Group PLC (a)	269,500	7,946
Prudential PLC	697,194	8,527
Reckitt Benckiser Group PLC	102,700	9,047
RELX PLC (Euronext N.V.)	721,747	14,294
Rentokil Initial PLC (a)	1,404,000	9,567
S4 Capital PLC (a)	314,300	1,629
Smith & Nephew PLC	393,700	6,836
THG Holdings Ltd.	412,400	3,524

TOTAL UNITED KINGDOM		122,054

United States of America - 4.8%
Alphabet, Inc. Class C (a)	5,549	8,995
Danaher Corp.	25,300	5,807
IQVIA Holdings, Inc. (a)	56,700	8,731
Marsh & McLennan Companies, Inc.	76,800	7,946
MasterCard, Inc. Class A	39,200	11,315
Microsoft Corp.	40,700	8,241
NICE Systems Ltd. sponsored ADR (a)	33,000	7,533
Regeneron Pharmaceuticals, Inc. (a)	11,700	6,360
Visa, Inc. Class A	65,400	11,884

TOTAL UNITED STATES OF AMERICA		76,812

TOTAL COMMON STOCKS
(Cost $1,005,152)		1,542,584

Convertible Preferred Stocks - 0.2%
United States of America - 0.2%
Rivian Automotive, Inc. Series E (d)(e)
(Cost $2,370)	152,975	2,370

Money Market Funds - 3.7%
Fidelity Cash Central Fund 0.10% (f)	55,787,560	55,799
Fidelity Securities Lending Cash Central Fund 0.11% (f)(g)	3,812,970	3,813
TOTAL MONEY MARKET FUNDS
(Cost $59,611)		59,612
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $1,067,133)		1,604,566
NET OTHER ASSETS (LIABILITIES) - 0.0%		(38)
NET ASSETS - 100%		$1,604,528

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $55,403,000 or 3.5% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,370,000 or 0.2% of net assets.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Rivian Automotive, Inc. Series E	7/10/20	$2,370

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$213
Fidelity Securities Lending Cash Central Fund	103
Total	$316

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$88,109	$45,540	$42,569	$--
Consumer Discretionary	181,101	88,346	90,385	2,370
Consumer Staples	138,453	32,876	105,577	--
Energy	27,200	--	27,200	--
Financials	196,010	87,061	108,949	--
Health Care	231,912	60,399	171,513	--
Industrials	250,491	140,103	110,388	--
Information Technology	271,453	164,236	107,217	--
Materials	91,817	65,348	26,469	--
Real Estate	23,039	21,333	1,706	--
Utilities	45,369	36,390	8,979	--
Money Market Funds	59,612	59,612	--	--
Total Investments in Securities:	$1,604,566	$801,244	$800,952	$2,370

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $3,684) — See accompanying schedule: Unaffiliated issuers (cost $1,007,522)	$1,544,954
Fidelity Central Funds (cost $59,611)	59,612
Total Investment in Securities (cost $1,067,133)		$1,604,566
Foreign currency held at value (cost $1,168)		1,166
Receivable for investments sold		4,753
Receivable for fund shares sold		496
Dividends receivable		4,778
Distributions receivable from Fidelity Central Funds		7
Prepaid expenses		3
Other receivables		110
Total assets		1,615,879
Liabilities
Payable for investments purchased	$3,122
Payable for fund shares redeemed	1,546
Accrued management fee	920
Distribution and service plan fees payable	225
Other affiliated payables	305
Other payables and accrued expenses	1,421
Collateral on securities loaned	3,812
Total liabilities		11,351
Net Assets		$1,604,528
Net Assets consist of:
Paid in capital		$1,077,699
Total accumulated earnings (loss)		526,829
Net Assets		$1,604,528
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($513,615 ÷ 20,463 shares)(a)		$25.10
Maximum offering price per share (100/94.25 of $25.10)		$26.63
Class M:
Net Asset Value and redemption price per share ($158,867 ÷ 6,381 shares)(a)		$24.90
Maximum offering price per share (100/96.50 of $24.90)		$25.80
Class C:
Net Asset Value and offering price per share ($47,750 ÷ 1,990 shares)(a)		$23.99
Class I:
Net Asset Value, offering price and redemption price per share ($595,094 ÷ 23,275 shares)		$25.57
Class Z:
Net Asset Value, offering price and redemption price per share ($289,202 ÷ 11,318 shares)		$25.55

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2020
Investment Income
Dividends		$23,307
Income from Fidelity Central Funds (including $103 from security lending)		316
Income before foreign taxes withheld		23,623
Less foreign taxes withheld		(2,262)
Total income		21,361
Expenses
Management fee	$10,541
Transfer agent fees	2,811
Distribution and service plan fees	2,638
Accounting fees	719
Custodian fees and expenses	197
Independent trustees' fees and expenses	9
Registration fees	83
Audit	91
Legal	3
Miscellaneous	62
Total expenses before reductions	17,154
Expense reductions	(200)
Total expenses after reductions		16,954
Net investment income (loss)		4,407
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $5)	37,029
Fidelity Central Funds	3
Foreign currency transactions	(253)
Total net realized gain (loss)		36,779
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $93)	90,927
Fidelity Central Funds	1
Assets and liabilities in foreign currencies	199
Total change in net unrealized appreciation (depreciation)		91,127
Net gain (loss)		127,906
Net increase (decrease) in net assets resulting from operations		$132,313

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,407	$19,494
Net realized gain (loss)	36,779	27,912
Change in net unrealized appreciation (depreciation)	91,127	210,641
Net increase (decrease) in net assets resulting from operations	132,313	258,047
Distributions to shareholders	(23,410)	(82,038)
Share transactions - net increase (decrease)	(123,276)	(449,235)
Total increase (decrease) in net assets	(14,373)	(273,226)
Net Assets
Beginning of period	1,618,901	1,892,127
End of period	$1,604,528	$1,618,901

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Diversified International Fund Class A

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$23.28	$21.08	$23.43	$19.38	$20.10
Income from Investment Operations
Net investment income (loss)A	.04	.21	.21	.17	.18
Net realized and unrealized gain (loss)	2.11	2.90	(2.33)B	4.11	(.77)
Total from investment operations	2.15	3.11	(2.12)	4.28	(.59)
Distributions from net investment income	(.26)	(.17)	(.16)	(.19)	(.13)
Distributions from net realized gain	(.07)	(.74)	(.07)	(.05)	–
Total distributions	(.33)	(.91)	(.23)	(.23)C	(.13)
Redemption fees added to paid in capitalA	–	–	–	–D	–D
Net asset value, end of period	$25.10	$23.28	$21.08	$23.43	$19.38
Total ReturnE,F	9.32%	15.57%	(9.14)%B	22.39%	(2.97)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.18%	1.19%	1.19%	1.21%	1.23%
Expenses net of fee waivers, if any	1.18%	1.19%	1.19%	1.21%	1.23%
Expenses net of all reductions	1.17%	1.19%	1.17%	1.20%	1.22%
Net investment income (loss)	.16%	.97%	.89%	.82%	.92%
Supplemental Data
Net assets, end of period (in millions)	$514	$530	$463	$579	$574
Portfolio turnover rateI	30%	37%J	32%	44%	31%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.11 per share. Excluding these litigation proceeds, the total return would have been (9.62)%.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Diversified International Fund Class M

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$23.10	$20.91	$23.24	$19.21	$19.92
Income from Investment Operations
Net investment income (loss)A	(.03)	.15	.14	.12	.13
Net realized and unrealized gain (loss)	2.10	2.88	(2.31)B	4.08	(.77)
Total from investment operations	2.07	3.03	(2.17)	4.20	(.64)
Distributions from net investment income	(.20)	(.11)	(.09)	(.13)	(.07)
Distributions from net realized gain	(.07)	(.74)	(.07)	(.05)	–
Total distributions	(.27)	(.84)C	(.16)	(.17)C	(.07)
Redemption fees added to paid in capitalA	–	–	–	–D	–D
Net asset value, end of period	$24.90	$23.10	$20.91	$23.24	$19.21
Total ReturnE,F	9.04%	15.27%	(9.40)B	22.10%	(3.22)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.45%	1.46%	1.46%	1.48%	1.49%
Expenses net of fee waivers, if any	1.45%	1.46%	1.46%	1.47%	1.49%
Expenses net of all reductions	1.44%	1.46%	1.44%	1.47%	1.48%
Net investment income (loss)	(.11)%	.70%	.62%	.56%	.66%
Supplemental Data
Net assets, end of period (in millions)	$159	$173	$175	$224	$224
Portfolio turnover rateI	30%	37%J	32%	44%	31%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.11 per share. Excluding these litigation proceeds, the total return would have been (9.88)%.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Diversified International Fund Class C

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$22.20	$20.11	$22.35	$18.48	$19.19
Income from Investment Operations
Net investment income (loss)A	(.14)	.04	.03	.01	.03
Net realized and unrealized gain (loss)	2.01	2.79	(2.23)B	3.94	(.74)
Total from investment operations	1.87	2.83	(2.20)	3.95	(.71)
Distributions from net investment income	(.01)	–	–	(.03)	–
Distributions from net realized gain	(.07)	(.74)	(.04)	(.05)	–
Total distributions	(.08)	(.74)	(.04)	(.08)	–
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$23.99	$22.20	$20.11	$22.35	$18.48
Total ReturnD,E	8.44%	14.72%	(9.85)B	21.46%	(3.70)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.98%	1.98%	1.95%	1.96%	1.98%
Expenses net of fee waivers, if any	1.98%	1.98%	1.95%	1.96%	1.98%
Expenses net of all reductions	1.96%	1.97%	1.94%	1.96%	1.98%
Net investment income (loss)	(.64)%	.18%	.13%	.07%	.17%
Supplemental Data
Net assets, end of period (in millions)	$48	$59	$150	$211	$206
Portfolio turnover rateH	30%	37%I	32%	44%	31%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.11 per share. Excluding these litigation proceeds, the total return would have been (10.33)%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Diversified International Fund Class I

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$23.68	$21.44	$23.85	$19.73	$20.46
Income from Investment Operations
Net investment income (loss)A	.10	.27	.27	.24	.24
Net realized and unrealized gain (loss)	2.16	2.95	(2.37)B	4.18	(.78)
Total from investment operations	2.26	3.22	(2.10)	4.42	(.54)
Distributions from net investment income	(.30)	(.24)	(.24)	(.25)	(.19)
Distributions from net realized gain	(.07)	(.74)	(.07)	(.05)	–
Total distributions	(.37)	(.98)	(.31)	(.30)	(.19)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$25.57	$23.68	$21.44	$23.85	$19.73
Total ReturnD	9.63%	15.89%	(8.94)B	22.75%	(2.69)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.92%	.92%	.92%	.93%	.94%
Expenses net of fee waivers, if any	.92%	.92%	.92%	.93%	.94%
Expenses net of all reductions	.91%	.91%	.91%	.92%	.94%
Net investment income (loss)	.42%	1.24%	1.16%	1.10%	1.21%
Supplemental Data
Net assets, end of period (in millions)	$595	$583	$807	$953	$757
Portfolio turnover rateG	30%	37%H	32%	44%	31%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.11 per share. Excluding these litigation proceeds, the total return would have been (9.42)%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Diversified International Fund Class Z

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$23.67	$21.44	$23.85	$19.73	$20.46
Income from Investment Operations
Net investment income (loss)A	.14	.30	.31	.27	.27
Net realized and unrealized gain (loss)	2.15	2.94	(2.37)B	4.18	(.78)
Total from investment operations	2.29	3.24	(2.06)	4.45	(.51)
Distributions from net investment income	(.34)	(.28)	(.28)	(.28)	(.22)
Distributions from net realized gain	(.07)	(.74)	(.07)	(.05)	–
Total distributions	(.41)	(1.01)C	(.35)	(.33)	(.22)
Redemption fees added to paid in capitalA	–	–	–	–D	–D
Net asset value, end of period	$25.55	$23.67	$21.44	$23.85	$19.73
Total ReturnE,F	9.78%	16.04%	(8.78)%B	22.94%	(2.54)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.77%	.77%	.78%	.78%	.79%
Expenses net of fee waivers, if any	.77%	.77%	.78%	.78%	.79%
Expenses net of all reductions	.76%	.77%	.76%	.78%	.79%
Net investment income (loss)	.57%	1.39%	1.30%	1.25%	1.36%
Supplemental Data
Net assets, end of period (in millions)	$289	$274	$298	$286	$93
Portfolio turnover rateI	30%	37%J	32%	44%	31%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.11 per share. Excluding these litigation proceeds, the total return would have been (9.26)%.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Diversified International Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$560,173
Gross unrealized depreciation	(26,752)
Net unrealized appreciation (depreciation)	$533,421
Tax Cost	$1,071,145

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$572
Capital loss carryforward	$(5,985)
Net unrealized appreciation (depreciation) on securities and other investments	$533,560

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(5,985)

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$23,410	$ 17,407
Long-term Capital Gains	–	64,631
Total	$23,410	$ 82,038

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is less than five hundred dollars.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Diversified International Fund	461,380	647,881

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .66% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,291	$13
Class M	.25%	.25%	818	13
Class C	.75%	.25%	529	29
			$2,638	$55

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$33
Class M	7
Class C(a)	2
$42

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,061.21
Class M	360.22
Class C	130.25
Class I	1,133.19
Class Z	127.04
	$2,811

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Diversified International Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Diversified International Fund	$2

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 7,626 shares of the Fund were redeemed in-kind for investments and cash with a value of $178,533. The Fund had a net realized gain of $59,872 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Advisor Diversified International Fund	$4

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Diversified International Fund	$6	$11	$–

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $171 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $2.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $7.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $20 for an operational error which is included in the accompanying Statement of Operations.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$7,383	$19,552
Class M	1,999	6,962
Class C	209	5,360
Class I	9,229	36,042
Class Z	4,590	14,122
Total	$23,410	$82,038

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2020	Year ended October 31, 2019
Class A
Shares sold	1,999	4,974	$45,151	$105,441
Reinvestment of distributions	295	940	6,962	18,360
Shares redeemed	(4,592)	(5,125)	(107,952)	(108,261)
Net increase (decrease)	(2,298)	789	$(55,839)	$15,540
Class M
Shares sold	277	400	$6,529	$8,353
Reinvestment of distributions	83	353	1,957	6,857
Shares redeemed	(1,460)	(1,625)	(33,466)	(34,489)
Net increase (decrease)	(1,100)	(872)	$(24,980)	$(19,279)
Class C
Shares sold	121	213	$2,737	$4,251
Reinvestment of distributions	9	280	200	5,253
Shares redeemed	(808)	(5,276)	(17,926)	(106,762)
Net increase (decrease)	(678)	(4,783)	$(14,989)	$(97,258)
Class I
Shares sold	7,900	4,341	$192,033	$92,727
Reinvestment of distributions	311	1,548	7,450	30,665
Shares redeemed	(9,542)	(18,901)(a)	(225,440)	(420,405)(a)
Net increase (decrease)	(1,331)	(13,012)	$(25,957)	$(297,013)
Class Z
Shares sold	5,705	4,031	$137,712	$85,902
Reinvestment of distributions	148	636	3,531	12,575
Shares redeemed	(6,124)	(6,981)	(142,755)	(149,702)
Net increase (decrease)	(271)	(2,314)	$(1,512)	$(51,225)

 (a) Amount includes in-kind exchanges (see the Prior Fiscal Year Affiliated Redemptions In-Kind note for additional details).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Diversified International Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Diversified International Fund (one of the funds constituting Fidelity Advisor Series VIII, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 305 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust[s] or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Lloyd James Austin, III (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

General Austin also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, General Austin (United States Army, Retired) held a variety of positions within the U.S. Government, including Commander, U.S. Central Command (2013-2016), Vice Chief of Staff, U.S. Army (2012-2013) and Commanding General, U.S. Forces – Iraq, Operation New Dawn (2010-2012). General Austin currently serves as a Partner of Pine Island Capital Partners (private equity, 2020-present) and as President of the Austin Strategy Group LLC (consulting, 2016-present). General Austin serves as a member of the Board of Directors of Nucor Corporation (steel products, 2017-present), as a member of the Board of Directors of Tenet Healthcare Corporation (2018-present) and as a member of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). In addition, General Austin currently serves as a member of the Board of Trustees of the Carnegie Corporation of New York (2017-present) and as a member of the Board of Trustees of Auburn University (2017-present). Previously, General Austin served as a member of the Board of Directors of United Technologies Corporation (aerospace, defense and building, 2016-2020).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Kennedy also serves as a Member of the Advisory Board of other Fidelity® funds. Previously, Mr. Kennedy held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period-B May 1, 2020 to October 31, 2020
Fidelity Advisor Diversified International Fund
Class A	1.17%
Actual		$1,000.00	$1,175.60	$6.40
Hypothetical-C		$1,000.00	$1,019.25	$5.94
Class M	1.44%
Actual		$1,000.00	$1,174.00	$7.87
Hypothetical-C		$1,000.00	$1,017.90	$7.30
Class C	1.96%
Actual		$1,000.00	$1,170.80	$10.70
Hypothetical-C		$1,000.00	$1,015.28	$9.93
Class I	.91%
Actual		$1,000.00	$1,177.30	$4.98
Hypothetical-C		$1,000.00	$1,020.56	$4.62
Class Z	.76%
Actual		$1,000.00	$1,178.00	$4.16
Hypothetical-C		$1,000.00	$1,021.32	$3.86

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

Class A designates 5%, Class M designates 5%, Class C designates 14%, Class I designates 4% and Class Z designates 4%; of the dividends distributed in December 2019, respectively, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Class I and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Advisor Diversified International Fund
Class A	12/09/2019	$0.3672	$0.0392
Class M	12/09/2019	$0.3102	$0.0392
Class C	12/09/2019	$0.1192	$0.0392
Class I	12/09/2019	$0.4052	$0.0392
Class Z	12/09/2019	$0.4452	$0.0392

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	4,410,379,169.762	97.006
Withheld	136,107,923.804	2.994
TOTAL	4,546,487,093.566	100.000
Donald F. Donahue
Affirmative	4,416,009,117.039	97.130
Withheld	130,477,976.527	2.870
TOTAL	4,546,487,093.566	100.000
Bettina Doulton
Affirmative	4,424,274,282.548	97.312
Withheld	122,212,811.017	2.688
TOTAL	4,546,487,093.566	100.000
Vicki L. Fuller
Affirmative	4,429,249,259.957	97.421
Withheld	117,237,833.609	2.579
TOTAL	4,546,487,093.566	100.00
Patricia L. Kampling
Affirmative	4,406,048,180.368	96.911
Withheld	140,438,913.198	3.089
TOTAL	4,546,487,093.566	100.000
Alan J. Lacy
Affirmative	4,392,586,572.374	96.615
Withheld	153,900,521.192	3.385
TOTAL	4,546,487,093.566	100.000
Ned C. Lautenbach
Affirmative	4,347,069,615.094	95.614
Withheld	199,417,478.472	4.386
TOTAL	4,546,487,093.566	100.000
Robert A. Lawrence
Affirmative	4,404,777,106.740	96.883
Withheld	141,709,986.826	3.117
TOTAL	4,546,487,093.566	100.000
Joseph Mauriello
Affirmative	4,404,603,369.399	96.879
Withheld	141,883,724.167	3.121
TOTAL	4,546,487,093.566	100.000
Cornelia M. Small
Affirmative	4,408,319,197.270	96.961
Withheld	138,167,896.295	3.039
TOTAL	4,546,487,093.566	100.000
Garnett A. Smith
Affirmative	4,399,381,149.533	96.764
Withheld	147,105,944.033	3.236
TOTAL	4,546,487,093.566	100.000
David M. Thomas
Affirmative	4,400,166,958.204	96.782
Withheld	146,320,135.361	3.218
TOTAL	4,546,487,093.566	100.000
Susan Tomasky
Affirmative	4,416,484,118.213	97.141
Withheld	130,002,975.353	2.859
TOTAL	4,546,487,093.566	100.000
Michael E. Wiley
Affirmative	4,398,113,731.182	96.737
Withheld	148,373,362.384	3.263
TOTAL	4,546,487,093.566	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	336,368,304.342	45.477
Against	99,681,064.154	13.477
Abstain	43,868,990.307	5.931
Broker Non-Vote	259,729,913.560	35.115
TOTAL	739,648,272.363	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 2 was not approved by shareholders.

ADIF-ANN-1220
1.728709.121

Fidelity Advisor® Global Capital Appreciation Fund

Annual Report

October 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	12.05%	7.10%	7.08%
Class M (incl. 3.50% sales charge)	14.44%	7.33%	7.06%
Class C (incl. contingent deferred sales charge)	17.02%	7.57%	6.92%
Class I	19.37%	8.71%	8.05%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Capital Appreciation Fund - Class A on October 31, 2010, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Period Ending Values
$19,825	Fidelity Advisor® Global Capital Appreciation Fund - Class A
$22,217	MSCI ACWI (All Country World Index) Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) Index gained 5.29% for the year ending October 31, 2020, a volatile period for global equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic in March, the COVID-19 crisis caused broad contraction in economic activity, along with elevated uncertainty and dislocation in financial markets. A historically rapid and expansive monetary/fiscal-policy response partially offset the economic disruption and fueled a sharp uptrend from March 24 into September. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. Currency fluctuation generally supported global equities for the year. Late in the period, markets digested the inability of the U.S. Congress to reach a deal on additional fiscal stimulus, U.S. election uncertainty and a second wave of COVID-19 cases. By region for the full period, the U.S. (+12%), which represented 57% of the index, on average, led the way, followed by emerging markets (+9%). In contrast, the following regions lagged: U.K. (-22%), Asia-Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%). Among sectors, information technology (+33%), consumer discretionary (+24%) and communication services (+16%) stood out. Conversely, energy (-42%), financials (-18%) and real estate (-15%) trailed the index.

Comments from Portfolio Manager Bill Bower:  For the fiscal year ending October 31, 2020, the fund's share classes (excluding sales charges, if applicable) gained roughly 18% to 19%, outperforming the 5.29% result of the benchmark MSCI ACWI (All Country World Index) Index. From a regional standpoint, stock picks in Europe ex U.K. and the U.K. contributed most to the fund's relative result. By sector, the primary contributor to performance versus the benchmark was our stock selection in communication services. Also bolstering the fund's relative result was an overweighting in information technology and an underweighting in energy. Our top individual relative contributor was an out-of-benchmark stake in S4 Capital (+139%), which was among the fund's largest holdings. Also helping performance was our overweighting in Cellnex Telecom, which gained 60%, and was among our biggest holdings. Another notable relative contributor was an outsized stake in Amazon.com (+71%), which was the fund's largest holding. Conversely, an overweighting in Europe ex U.K., specifically Spain, and the U.K. detracted from the fund's relative result. By sector, the primary detractor from performance versus the benchmark was our stock picks in information technology, especially within the software & services industry. An underweighting in the health care sector, primarily within the pharmaceuticals, biotechnology & life sciences industry, also hampered the fund's relative result. Also detracting from the fund's relative result were stock picks in consumer discretionary. Our lighter-than-benchmark stake in Apple, a position we established this period, was the fund's biggest individual relative detractor and gained 77% the past year. A second notable relative detractor was our outsized stake in MTU Aero Engines (-63%), a position that was sold the past 12 months. Another key detractor was our out-of-benchmark position in Aritzia (-55%), a position not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2020

% of fund's net assets
Amazon.com, Inc. (United States of America, Internet & Direct Marketing Retail)	5.9
Microsoft Corp. (United States of America, Software)	5.0
Alphabet, Inc. Class A (United States of America, Interactive Media & Services)	3.3
S4 Capital PLC (United Kingdom, Media)	3.3
Cellnex Telecom SA (Spain, Diversified Telecommunication Services)	3.1
20.6

Top Five Market Sectors as of October 31, 2020

% of fund's net assets
Information Technology	30.4
Health Care	15.7
Communication Services	15.4
Consumer Discretionary	14.3
Industrials	8.7

Top Five Countries as of October 31, 2020

(excluding cash equivalents)	% of fund's net assets
United States of America	56.2
United Kingdom	6.9
Cayman Islands	6.5
France	4.9
Netherlands	4.4

Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of October 31, 2020
Stocks	98.0%
Short-Term Investments and Net Other Assets (Liabilities)	2.0%

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 95.2%
	Shares	Value
Canada - 1.0%
Canadian Pacific Railway Ltd.	3,300	$987,129
Cayman Islands - 6.5%
Alibaba Group Holding Ltd. sponsored ADR (a)	8,200	2,498,458
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	7,700	1,234,926
Tencent Holdings Ltd.	34,500	2,635,995
ZTO Express, Inc. sponsored ADR	100	2,898

TOTAL CAYMAN ISLANDS		6,372,277

Denmark - 1.8%
DSV Panalpina A/S	10,600	1,716,364
France - 4.9%
LVMH Moet Hennessy Louis Vuitton SE	3,800	1,781,241
Sartorius Stedim Biotech	3,500	1,327,235
SR Teleperformance SA	5,600	1,680,730

TOTAL FRANCE		4,789,206

Hong Kong - 1.2%
AIA Group Ltd.	122,400	1,164,902
India - 1.0%
Kotak Mahindra Bank Ltd. (a)	46,944	973,838
Praxis Home Retail Ltd. (a)	5	2

TOTAL INDIA		973,840

Ireland - 1.7%
Accenture PLC Class A	7,500	1,626,825
Japan - 2.6%
Hoya Corp.	11,900	1,342,998
Keyence Corp.	2,700	1,225,321

TOTAL JAPAN		2,568,319

Kenya - 0.0%
Safaricom Ltd.	100	28
Netherlands - 4.4%
ASML Holding NV (Netherlands)	7,700	2,785,884
NXP Semiconductors NV	11,200	1,513,344

TOTAL NETHERLANDS		4,299,228

Spain - 3.1%
Cellnex Telecom SA (b)	47,042	3,019,885
Sweden - 0.5%
Readly International AB (c)	78,300	492,763
Switzerland - 3.4%
Roche Holding AG (participation certificate)	5,070	1,629,151
Sika AG	6,710	1,651,614

TOTAL SWITZERLAND		3,280,765

United Kingdom - 6.9%
Avon Rubber PLC	21,900	1,113,579
ConvaTec Group PLC (b)	1,192	2,790
Diageo PLC	80	2,585
Discoverie Group PLC	123,275	916,694
London Stock Exchange Group PLC	14,500	1,563,070
S4 Capital PLC (a)	611,532	3,168,959

TOTAL UNITED KINGDOM		6,767,677

United States of America - 56.2%
Adobe, Inc. (a)	5,700	2,548,470
Alphabet, Inc. Class A (a)	2,000	3,232,220
Amazon.com, Inc. (a)	1,900	5,768,686
AMETEK, Inc.	17,500	1,718,500
Apple, Inc.	16,200	1,763,532
Cintas Corp.	4,000	1,258,200
Costco Wholesale Corp.	4,100	1,466,242
Danaher Corp.	7,200	1,652,688
Darling Ingredients, Inc. (a)	11,400	490,200
Deckers Outdoor Corp. (a)	5,600	1,418,872
Dollar General Corp.	6,800	1,419,228
Equinix, Inc.	2,100	1,535,604
Facebook, Inc. Class A (a)	9,400	2,473,234
Fidelity National Information Services, Inc.	16,600	2,068,194
Inphi Corp. (a)	7,000	978,320
Intercontinental Exchange, Inc.	12,400	1,170,560
Intuitive Surgical, Inc. (a)	2,100	1,400,868
Marsh & McLennan Companies, Inc.	14,800	1,531,208
MasterCard, Inc. Class A	8,000	2,309,120
Microsoft Corp.	24,100	4,879,527
NVIDIA Corp.	4,100	2,055,576
Regeneron Pharmaceuticals, Inc. (a)	3,200	1,739,392
S&P Global, Inc.	5,000	1,613,650
Salesforce.com, Inc. (a)	9,900	2,299,473
Thermo Fisher Scientific, Inc.	5,300	2,507,536
UnitedHealth Group, Inc.	6,400	1,952,896
Zoetis, Inc. Class A	10,300	1,633,065

TOTAL UNITED STATES OF AMERICA		54,885,061

TOTAL COMMON STOCKS
(Cost $69,490,887)		92,944,269

Nonconvertible Preferred Stocks - 2.8%
Korea (South) - 2.8%
Samsung Electronics Co. Ltd.
(Cost $2,363,868)	61,390	2,724,937

Money Market Funds - 3.3%
Fidelity Cash Central Fund 0.10% (d)	2,966,467	2,967,060
Fidelity Securities Lending Cash Central Fund 0.11% (d)(e)	226,413	226,436
TOTAL MONEY MARKET FUNDS
(Cost $3,193,496)		3,193,496
TOTAL INVESTMENT IN SECURITIES - 101.3%
(Cost $75,048,251)		98,862,702
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(1,258,042)
NET ASSETS - 100%		$97,604,660

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,022,675 or 3.1% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$6,273
Fidelity Securities Lending Cash Central Fund	8,420
Total	$14,693

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$15,023,084	$12,387,089	$2,635,995	$--
Consumer Discretionary	14,121,413	12,340,170	1,781,243	--
Consumer Staples	1,959,027	1,956,442	2,585	--
Financials	8,017,228	4,315,418	3,701,810	--
Health Care	15,188,619	12,216,470	2,972,149	--
Industrials	8,477,400	8,477,400	--	--
Information Technology	29,695,217	22,959,075	6,736,142	--
Materials	1,651,614	1,651,614	--	--
Real Estate	1,535,604	1,535,604	--	--
Money Market Funds	3,193,496	3,193,496	--	--
Total Investments in Securities:	$98,862,702	$81,032,778	$17,829,924	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $222,939) — See accompanying schedule: Unaffiliated issuers (cost $71,854,755)	$95,669,206
Fidelity Central Funds (cost $3,193,496)	3,193,496
Total Investment in Securities (cost $75,048,251)		$98,862,702
Foreign currency held at value (cost $122,317)		122,036
Receivable for fund shares sold		43,456
Dividends receivable		114,463
Distributions receivable from Fidelity Central Funds		1,092
Prepaid expenses		165
Other receivables		46,371
Total assets		99,190,285
Liabilities
Payable for investments purchased	$1,105,237
Payable for fund shares redeemed	101,717
Accrued management fee	54,611
Distribution and service plan fees payable	23,230
Other affiliated payables	19,330
Other payables and accrued expenses	55,064
Collateral on securities loaned	226,436
Total liabilities		1,585,625
Net Assets		$97,604,660
Net Assets consist of:
Paid in capital		$76,738,517
Total accumulated earnings (loss)		20,866,143
Net Assets		$97,604,660
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($31,247,280 ÷ 1,686,060 shares)(a)		$18.53
Maximum offering price per share (100/94.25 of $18.53)		$19.66
Class M:
Net Asset Value and redemption price per share ($18,863,840 ÷ 1,075,679 shares)(a)		$17.54
Maximum offering price per share (100/96.50 of $17.54)		$18.18
Class C:
Net Asset Value and offering price per share ($9,134,278 ÷ 590,867 shares)(a)		$15.46
Class I:
Net Asset Value, offering price and redemption price per share ($38,359,262 ÷ 1,952,300 shares)		$19.65

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$763,434
Income from Fidelity Central Funds (including $8,420 from security lending)		14,693
Income before foreign taxes withheld		778,127
Less foreign taxes withheld		(45,400)
Total income		732,727
Expenses
Management fee
Basic fee	$658,242
Performance adjustment	(134,846)
Transfer agent fees	192,169
Distribution and service plan fees	276,720
Accounting fees	37,564
Custodian fees and expenses	12,895
Independent trustees' fees and expenses	551
Registration fees	57,028
Audit	83,799
Legal	6,304
Miscellaneous	4,157
Total expenses before reductions	1,194,583
Expense reductions	(16,363)
Total expenses after reductions		1,178,220
Net investment income (loss)		(445,493)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(803,808)
Fidelity Central Funds	(359)
Foreign currency transactions	(25,859)
Total net realized gain (loss)		(830,026)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	16,864,464
Assets and liabilities in foreign currencies	518
Total change in net unrealized appreciation (depreciation)		16,864,982
Net gain (loss)		16,034,956
Net increase (decrease) in net assets resulting from operations		$15,589,463

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(445,493)	$654,158
Net realized gain (loss)	(830,026)	(1,438,857)
Change in net unrealized appreciation (depreciation)	16,864,982	4,805,796
Net increase (decrease) in net assets resulting from operations	15,589,463	4,021,097
Distributions to shareholders	(414,235)	(10,356,661)
Share transactions - net increase (decrease)	(15,834,942)	(15,097,541)
Total increase (decrease) in net assets	(659,714)	(21,433,105)
Net Assets
Beginning of period	98,264,374	119,697,479
End of period	$97,604,660	$98,264,374

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Global Capital Appreciation Fund Class A

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$15.65	$16.48	$20.21	$16.18	$15.89
Income from Investment Operations
Net investment income (loss)A	(.08)	.10	.05	.05	–B
Net realized and unrealized gain (loss)	3.03	.50	(1.22)	4.15	.38
Total from investment operations	2.95	.60	(1.17)	4.20	.38
Distributions from net investment income	(.07)	(.02)	(.04)	–	–
Distributions from net realized gain	–	(1.41)	(2.52)	(.17)	(.09)
Total distributions	(.07)	(1.43)	(2.56)	(.17)	(.09)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$18.53	$15.65	$16.48	$20.21	$16.18
Total ReturnC,D	18.89%	4.39%	(6.74)%	26.17%	2.39%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.23%	1.14%	1.39%	1.48%	1.55%
Expenses net of fee waivers, if any	1.23%	1.14%	1.39%	1.45%	1.45%
Expenses net of all reductions	1.21%	1.14%	1.37%	1.44%	1.44%
Net investment income (loss)	(.45)%	.66%	.26%	.28%	(.02)%
Supplemental Data
Net assets, end of period (000 omitted)	$31,247	$30,046	$33,589	$38,710	$39,565
Portfolio turnover rateG	44%	142%	99%	137%	122%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Capital Appreciation Fund Class M

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$14.82	$15.70	$19.37	$15.56	$15.32
Income from Investment Operations
Net investment income (loss)A	(.12)	.05	–	.01	(.04)
Net realized and unrealized gain (loss)	2.87	.48	(1.15)	3.97	.37
Total from investment operations	2.75	.53	(1.15)	3.98	.33
Distributions from net investment income	(.03)	–	–	–	–
Distributions from net realized gain	–	(1.41)	(2.52)	(.17)	(.09)
Total distributions	(.03)	(1.41)	(2.52)	(.17)	(.09)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$17.54	$14.82	$15.70	$19.37	$15.56
Total ReturnC,D	18.59%	4.10%	(6.97)%	25.80%	2.15%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.51%	1.43%	1.67%	1.77%	1.85%
Expenses net of fee waivers, if any	1.50%	1.43%	1.67%	1.70%	1.70%
Expenses net of all reductions	1.49%	1.42%	1.65%	1.69%	1.69%
Net investment income (loss)	(.73)%	.37%	(.01)%	.03%	(.27)%
Supplemental Data
Net assets, end of period (000 omitted)	$18,864	$18,611	$21,339	$25,535	$21,351
Portfolio turnover rateG	44%	142%	99%	137%	122%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Capital Appreciation Fund Class C

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$13.10	$14.11	$17.65	$14.26	$14.12
Income from Investment Operations
Net investment income (loss)A	(.17)	(.01)	(.08)	(.07)	(.11)
Net realized and unrealized gain (loss)	2.53	.41	(1.02)	3.63	.34
Total from investment operations	2.36	.40	(1.10)	3.56	.23
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	–	(1.41)	(2.44)	(.17)	(.09)
Total distributions	–	(1.41)	(2.44)	(.17)	(.09)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$15.46	$13.10	$14.11	$17.65	$14.26
Total ReturnC,D	18.02%	3.59%	(7.39)%	25.20%	1.62%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.99%	1.90%	2.14%	2.23%	2.31%
Expenses net of fee waivers, if any	1.98%	1.90%	2.14%	2.20%	2.20%
Expenses net of all reductions	1.97%	1.89%	2.12%	2.19%	2.19%
Net investment income (loss)	(1.21)%	(.10)%	(.48)%	(.47)%	(.77)%
Supplemental Data
Net assets, end of period (000 omitted)	$9,134	$12,540	$19,741	$24,215	$19,942
Portfolio turnover rateG	44%	142%	99%	137%	122%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Capital Appreciation Fund Class I

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$16.57	$17.37	$21.16	$16.90	$16.55
Income from Investment Operations
Net investment income (loss)A	(.02)	.16	.11	.11	.04
Net realized and unrealized gain (loss)	3.21	.52	(1.28)	4.33	.40
Total from investment operations	3.19	.68	(1.17)	4.44	.44
Distributions from net investment income	(.11)	(.08)	(.10)	–	–
Distributions from net realized gain	–	(1.41)	(2.52)	(.18)	(.09)
Total distributions	(.11)	(1.48)B	(2.62)	(.18)	(.09)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$19.65	$16.57	$17.37	$21.16	$16.90
Total ReturnD	19.37%	4.69%	(6.45)%	26.52%	2.66%
Ratios to Average Net AssetsE,F
Expenses before reductions	.89%	.82%	1.09%	1.16%	1.22%
Expenses net of fee waivers, if any	.89%	.82%	1.09%	1.16%	1.20%
Expenses net of all reductions	.87%	.82%	1.07%	1.15%	1.19%
Net investment income (loss)	(.11)%	.97%	.57%	.57%	.23%
Supplemental Data
Net assets, end of period (000 omitted)	$38,359	$37,068	$45,029	$50,881	$57,060
Portfolio turnover rateG	44%	142%	99%	137%	122%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity Advisor Global Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$24,644,857
Gross unrealized depreciation	(866,903)
Net unrealized appreciation (depreciation)	$23,777,954
Tax Cost	$75,084,748

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(2,449,430)
Net unrealized appreciation (depreciation) on securities and other investments	$23,751,940

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(2,449,430)

The Fund intends to elect to defer to its next fiscal year $436,365 of ordinary losses recognized during the period January 1, 2020 to October 31, 2020.

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$414,235	$ 235,858
Long-term Capital Gains	–	10,120,802
Total	$414,235	$ 10,356,660

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Global Capital Appreciation Fund	41,383,658	58,226,399

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the MSCI All Country World Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .54% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$74,202	$1,353
Class M	.25%	.25%	91,974	1,329
Class C	.75%	.25%	110,544	8,275
			$276,720	$10,957

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$5,933
Class M	2,068
Class C(a)	912
$8,913

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$67,862.23
Class M	46,939.26
Class C	25,514.23
Class I	51,854.14
	$192,169

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Global Capital Appreciation Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Global Capital Appreciation Fund	$637

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Advisor Global Capital Appreciation Fund	$227

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Global Capital Appreciation Fund	$762	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $11,356 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $407.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $4,600 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$124,469	$2,906,974
Class M	38,315	1,898,257
Class C	–	1,864,569
Class I	251,451	3,686,861
Total	$414,235	$10,356,661

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2020	Year ended October 31, 2019
Class A
Shares sold	195,509	361,379	$3,319,193	$5,512,165
Reinvestment of distributions	7,586	198,251	122,204	2,854,816
Shares redeemed	(437,074)	(678,050)	(6,973,542)	(10,201,045)
Net increase (decrease)	(233,979)	(118,420)	$(3,532,145)	$(1,834,064)
Class M
Shares sold	63,841	157,333	$1,001,511	$2,304,552
Reinvestment of distributions	2,496	138,334	38,135	1,891,020
Shares redeemed	(246,623)	(398,868)	(3,763,269)	(5,717,418)
Net increase (decrease)	(180,286)	(103,201)	$(2,723,623)	$(1,521,846)
Class C
Shares sold	49,916	116,326	$699,239	$1,442,132
Reinvestment of distributions	–	150,390	–	1,825,734
Shares redeemed	(416,424)	(708,736)	(5,800,548)	(9,141,834)
Net increase (decrease)	(366,508)	(442,020)	$(5,101,309)	$(5,873,968)
Class I
Shares sold	466,353	315,717	$7,964,598	$5,071,601
Reinvestment of distributions	14,002	229,038	238,453	3,483,673
Shares redeemed	(764,465)	(901,180)	(12,680,916)	(14,422,937)
Net increase (decrease)	(284,110)	(356,425)	$(4,477,865)	$(5,867,663)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Global Capital Appreciation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Global Capital Appreciation Fund (one of the funds constituting Fidelity Advisor Series VIII, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 305 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Lloyd James Austin, III (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

General Austin also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, General Austin (United States Army, Retired) held a variety of positions within the U.S. Government, including Commander, U.S. Central Command (2013-2016), Vice Chief of Staff, U.S. Army (2012-2013) and Commanding General, U.S. Forces – Iraq, Operation New Dawn (2010-2012). General Austin currently serves as a Partner of Pine Island Capital Partners (private equity, 2020-present) and as President of the Austin Strategy Group LLC (consulting, 2016-present). General Austin serves as a member of the Board of Directors of Nucor Corporation (steel products, 2017-present), as a member of the Board of Directors of Tenet Healthcare Corporation (2018-present) and as a member of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). In addition, General Austin currently serves as a member of the Board of Trustees of the Carnegie Corporation of New York (2017-present) and as a member of the Board of Trustees of Auburn University (2017-present). Previously, General Austin served as a member of the Board of Directors of United Technologies Corporation (aerospace, defense and building, 2016-2020).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Kennedy also serves as a Member of the Advisory Board of other Fidelity® funds. Previously, Mr. Kennedy held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period-B May 1, 2020 to October 31, 2020
Fidelity Advisor Global Capital Appreciation Fund
Class A	1.23%
Actual		$1,000.00	$1,215.90	$6.85
Hypothetical-C		$1,000.00	$1,018.95	$6.24
Class M	1.50%
Actual		$1,000.00	$1,214.70	$8.35
Hypothetical-C		$1,000.00	$1,017.60	$7.61
Class C	1.98%
Actual		$1,000.00	$1,211.60	$11.01
Hypothetical-C		$1,000.00	$1,015.18	$10.03
Class I	.88%
Actual		$1,000.00	$1,218.20	$4.91
Hypothetical-C		$1,000.00	$1,020.71	$4.47

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

Class A, Class M, and Class I designate 100% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, and Class I designate 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	4,410,379,169.762	97.006
Withheld	136,107,923.804	2.994
TOTAL	4,546,487,093.566	100.000
Donald F. Donahue
Affirmative	4,416,009,117.039	97.130
Withheld	130,477,976.527	2.870
TOTAL	4,546,487,093.566	100.000
Bettina Doulton
Affirmative	4,424,274,282.548	97.312
Withheld	122,212,811.017	2.688
TOTAL	4,546,487,093.566	100.000
Vicki L. Fuller
Affirmative	4,429,249,259.957	97.421
Withheld	117,237,833.609	2.579
TOTAL	4,546,487,093.566	100.00
Patricia L. Kampling
Affirmative	4,406,048,180.368	96.911
Withheld	140,438,913.198	3.089
TOTAL	4,546,487,093.566	100.000
Alan J. Lacy
Affirmative	4,392,586,572.374	96.615
Withheld	153,900,521.192	3.385
TOTAL	4,546,487,093.566	100.000
Ned C. Lautenbach
Affirmative	4,347,069,615.094	95.614
Withheld	199,417,478.472	4.386
TOTAL	4,546,487,093.566	100.000
Robert A. Lawrence
Affirmative	4,404,777,106.740	96.883
Withheld	141,709,986.826	3.117
TOTAL	4,546,487,093.566	100.000
Joseph Mauriello
Affirmative	4,404,603,369.399	96.879
Withheld	141,883,724.167	3.121
TOTAL	4,546,487,093.566	100.000
Cornelia M. Small
Affirmative	4,408,319,197.270	96.961
Withheld	138,167,896.295	3.039
TOTAL	4,546,487,093.566	100.000
Garnett A. Smith
Affirmative	4,399,381,149.533	96.764
Withheld	147,105,944.033	3.236
TOTAL	4,546,487,093.566	100.000
David M. Thomas
Affirmative	4,400,166,958.204	96.782
Withheld	146,320,135.361	3.218
TOTAL	4,546,487,093.566	100.000
Susan Tomasky
Affirmative	4,416,484,118.213	97.141
Withheld	130,002,975.353	2.859
TOTAL	4,546,487,093.566	100.000
Michael E. Wiley
Affirmative	4,398,113,731.182	96.737
Withheld	148,373,362.384	3.263
TOTAL	4,546,487,093.566	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	24,014,037.109	44.190
Against	4,684,382.559	8.620
Abstain	4,099,474.054	7.544
Broker Non-Vote	21,544,807.100	39.646
TOTAL	54,342,700.822	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 2 was not approved by shareholders.

AGLO-ANN-1220
1.728713.121

Fidelity Advisor® Emerging Asia Fund

Annual Report

October 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
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Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	40.60%	16.47%	9.07%
Class M (incl. 3.50% sales charge)	43.57%	16.68%	9.01%
Class C (incl. contingent deferred sales charge)	47.03%	16.99%	8.91%
Class I	49.59%	18.20%	10.04%
Class Z	49.80%	18.28%	10.08%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Asia Fund - Class A on October 31, 2010, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI AC (All Country) Asia ex Japan Index performed over the same period.

Period Ending Values
$23,831	Fidelity Advisor® Emerging Asia Fund - Class A
$16,933	MSCI AC (All Country) Asia ex Japan Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from Comments from Portfolio Manager Xiaoting Zhao:  For the fiscal year ending October 31, 2020, the fund's share classes (excluding sales charges, if applicable) gained about 48% to 50%, outperforming the 15.85% result of the benchmark MSCI AC Asia Ex Japan (Net Mass) Linked Index. From a regional standpoint, stock picks in emerging markets, especially China, contributed the most by far to the fund's relative result. Picks in Japan contributed to a significant, but lesser extent. By sector, stock picks in communication services, as well as positioning in the financials, information technology and industrials sectors, bolstered the fund's relative result. An overweighting in Pinduoduo, which gained about 113% the past year, added more value than any other individual position. Outsized stakes in Bilibili (+187%) and Tencent Holdings (+88%) also contributed on a relative basis. Conversely, a lighter-than-benchmark stake in Alibaba Group Holding, on average, detracted. Also hampering performance was an underweighting in JD.com, which gained 162% within the benchmark. JD.com was not held at period end. Another notable relative detractor was an out-of-benchmark stake in Thai Beverage Public (-36%). We increased the fund’s stake in Thai Beverage Public by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On January 1, 2020, John Dance came off the fund, leaving Xiaoting Zhao as sole portfolio manager.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Alibaba Group Holding Ltd.	9.9
Taiwan Semiconductor Manufacturing Co. Ltd.	7.3
Tencent Holdings Ltd.	4.8
Samsung Electronics Co. Ltd.	4.6
Bilibili, Inc. ADR	2.7
SK Hynix, Inc.	2.3
Micron Technology, Inc.	1.9
Reliance Industries Ltd.	1.8
HDFC Bank Ltd.	1.6
MakeMyTrip Ltd.	1.6
38.5

Top Five Market Sectors as of October 31, 2020

% of fund's net assets
Information Technology	31.5
Consumer Discretionary	23.5
Communication Services	15.2
Financials	10.0
Health Care	7.1

Asset Allocation (% of fund's net assets)

As of October 31, 2020
Stocks	97.4%
Short-Term Investments and Net Other Assets (Liabilities)	2.6%

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value
Australia - 0.0%
Blue Sky Alternative Investments Ltd. (a)(b)	347,682	$2
Cayman Islands - 30.7%
Agora, Inc. ADR (a)	1,500	57,750
Akeso, Inc. (c)	971,000	3,043,573
Alibaba Group Holding Ltd.(a)	1,354,200	51,315,883
Alibaba Group Holding Ltd. sponsored ADR (a)	95,700	29,158,833
Archosaur Games, Inc. (a)(c)	3,458,000	8,144,867
Bilibili, Inc. ADR (a)(d)	489,900	21,883,833
China Literature Ltd. (a)(c)	370,000	3,030,635
CMGE Technology Group Ltd.	11,606,000	4,401,372
CStone Pharmaceuticals Co. Ltd. (a)(c)	72,280	106,101
Ctrip.com International Ltd. ADR (a)	372,800	10,721,728
Frontage Holdings Corp. (a)(c)(d)	5,094,000	2,234,066
GSX Techedu, Inc. ADR (a)(d)	43,300	2,875,986
Hua Medicine (a)(c)	2,922,000	1,594,332
Huazhu Group Ltd. ADR	48,600	1,926,018
iClick Interactive Asia Group Ltd. (A Shares) ADR (a)(d)	440,000	3,506,800
Innovent Biologics, Inc. (a)(c)	538,500	3,973,196
iQIYI, Inc. ADR (a)	143,800	3,551,860
Kangji Medical Holdings Ltd.	762,000	2,073,937
Kangji Medical Holdings Ltd.	202,500	523,588
KE Holdings, Inc. ADR (a)	26,300	1,834,425
Li Ning Co. Ltd.	697,000	3,596,259
Lufax Holding Ltd. ADR (a)	131,000	1,768,500
Meituan Class B (a)	34,856	1,295,775
Phoenix Tree Holdings Ltd. ADR (d)	74,300	138,941
Pinduoduo, Inc. ADR (a)	109,900	9,888,802
Semiconductor Manufacturing International Corp. (a)	2,736,500	8,073,037
So-Young International, Inc. ADR (a)	173,900	2,029,413
Sunny Optical Technology Group Co. Ltd.	223,900	3,702,545
TAL Education Group ADR (a)	117,000	7,775,820
Tencent Holdings Ltd.	503,835	38,495,843
Wuxi Biologics (Cayman), Inc. (a)(c)	213,000	5,951,087
YY, Inc. ADR	49,600	4,532,448
Zai Lab Ltd. (a)	8,500	707,191
Zai Lab Ltd. ADR (a)	57,916	4,752,008

TOTAL CAYMAN ISLANDS		248,666,452

China - 11.1%
Anhui Korrun Co. Ltd. (A Shares)	801,076	3,680,865
AVIC Jonhon OptronicTechnology Co. Ltd.	446,600	3,705,356
Bafang Electric Suzhou Co. Ltd. (A Shares)	36,200	998,097
Beijing Enlight Media Co. Ltd. (A Shares)	1,644,538	2,992,357
Beijing Shiji Information Technology Co. Ltd. (A Shares)	1,013,306	5,608,105
China Jushi Co. Ltd. (A Shares)	1,818,100	3,800,367
Guangzhou Automobile Group Co. Ltd.	3,243,700	6,524,709
Guangzhou GRG Metrology & Test Co. Ltd. (A Shares)	879,269	4,009,953
Hangzhou Tigermed Consulting Co. Ltd. (A Shares)	251,708	4,680,500
Leader Harmonious Drive Systems Co. Ltd. (A Shares) (a)	459,489	5,588,191
Milkyway Chemical Supply Chain Service Co. Ltd. (A Shares)	351,208	5,758,451
Pharmaron Beijing Co. Ltd. (A Shares)	319,418	5,495,968
Shanghai Bairun Investment Holding Group Co. Ltd. (A Shares)	537,242	5,361,769
Shenzhen Inovance Technology Co. Ltd. (A Shares)	789,984	7,602,832
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	82,906	4,804,473
Shenzhen New Industries Biomedical Engineering Co. Ltd.	187,400	4,790,854
Sungrow Power Supply Co. Ltd. (A Shares)	791,800	4,609,843
TravelSky Technology Ltd. (H Shares)	1,161,000	2,438,063
WuXi AppTec Co. Ltd. (H Shares) (c)	436,600	6,955,189

TOTAL CHINA		89,405,942

France - 0.8%
LVMH Moet Hennessy Louis Vuitton SE	6,000	2,812,486
Ubisoft Entertainment SA (a)	44,400	3,916,550

TOTAL FRANCE		6,729,036

Germany - 0.6%
Delivery Hero AG (a)(c)	38,000	4,371,677
Hong Kong - 0.9%
AIA Group Ltd.	769,950	7,327,750
India - 11.6%
Asian Paints Ltd.	105,900	3,139,917
Aster DM Healthcare Ltd. (a)(c)	516,499	929,731
Bajaj Finance Ltd.	267,200	11,848,631
Computer Age Management Services Private Ltd. (a)	340,842	5,958,834
Eicher Motors Ltd.	145,000	4,076,781
HDFC Asset Management Co. Ltd. (c)	333,660	10,065,258
HDFC Bank Ltd.	634,787	10,077,337
HDFC Bank Ltd. sponsored ADR (a)	62,700	3,601,488
Housing Development Finance Corp. Ltd.	252,346	6,507,817
Indian Energy Exchange Ltd. (c)	512,100	1,313,331
Kotak Mahindra Bank Ltd. (a)	262,795	5,451,598
Maruti Suzuki India Ltd.	46,200	4,313,524
Mindspace Business Parks (a)(c)	81,600	335,479
Mindspace Business Parks	78,600	289,384
Oberoi Realty Ltd. (a)	392,307	2,329,935
Page Industries Ltd.	10,600	2,852,738
Reliance Industries Ltd.	518,496	14,289,864
Reliance Industries Ltd.	34,566	547,598
TCNS Clothing Co. Ltd. (a)(c)	317,827	1,588,521
Titan Co. Ltd. (a)	284,800	4,455,913

TOTAL INDIA		93,973,679

Indonesia - 1.3%
PT Bank Central Asia Tbk	2,825,323	5,559,263
PT Bank Rakyat Indonesia Tbk	21,872,545	4,951,331

TOTAL INDONESIA		10,510,594

Japan - 9.2%
BASE, Inc.	15,100	1,618,507
Capcom Co. Ltd.	72,300	3,954,200
Freee KK (a)(d)	113,600	8,889,070
Hennge K.K. (a)(d)	112,500	8,138,497
Iriso Electronics Co. Ltd.	77,400	2,946,950
Lifenet Insurance Co. (a)	310,900	4,578,451
Money Forward, Inc. (a)	118,300	10,702,549
Rakus Co. Ltd.	426,000	8,371,617
Square Enix Holdings Co. Ltd.	64,900	3,770,872
Uzabase, Inc. (a)	280,700	9,527,074
Yume No Machi Souzou Iinkai Co. Ltd. (d)	233,400	6,920,586
Z Holdings Corp.	690,000	4,811,411

TOTAL JAPAN		74,229,784

Korea (South) - 9.7%
Kakao Corp.	24,666	7,176,603
Kakao Games Corp.	1,500	59,912
LG Chemical Ltd.	15,363	8,358,777
Samsung Electronics Co. Ltd.	746,256	37,428,728
Samsung SDI Co. Ltd.	19,140	7,523,398
SK Hynix, Inc.	257,594	18,234,365

TOTAL KOREA (SOUTH)		78,781,783

Mauritius - 1.6%
MakeMyTrip Ltd. (a)	676,140	12,691,148
Netherlands - 0.8%
ASML Holding NV (Netherlands)	8,945	3,236,329
NXP Semiconductors NV	26,200	3,540,144

TOTAL NETHERLANDS		6,776,473

Philippines - 0.5%
Jollibee Food Corp.	1,236,400	4,322,842
Spain - 1.3%
Amadeus IT Holding SA Class A	210,300	10,039,512
Switzerland - 1.0%
Compagnie Financiere Richemont SA Series A	62,660	3,916,488
Dufry AG (a)(d)	114,477	4,332,136

TOTAL SWITZERLAND		8,248,624

Taiwan - 7.8%
eMemory Technology, Inc.	212,000	4,223,846
Taiwan Semiconductor Manufacturing Co. Ltd.	3,270,393	49,470,471
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	115,200	9,661,824

TOTAL TAIWAN		63,356,141

Thailand - 1.8%
Airports of Thailand PCL (For. Reg.)	4,181,200	6,932,050
Home Product Center PCL (For. Reg.)	6,979,067	3,121,029
Thai Beverage PCL	10,444,693	4,441,798

TOTAL THAILAND		14,494,877

United States of America - 5.4%
Advanced Micro Devices, Inc. (a)	46,700	3,516,043
ANSYS, Inc. (a)	13,900	4,230,743
Aspen Technology, Inc. (a)	32,000	3,513,920
DouYu International Holdings Ltd. ADR (a)	118,986	1,820,486
Eventbrite, Inc. (a)(d)	544,400	5,024,812
Lam Research Corp.	9,683	3,312,361
Micron Technology, Inc. (a)	295,400	14,870,436
New Frontier Health Corp. (a)(d)	242,700	2,099,355
ON Semiconductor Corp. (a)	218,300	5,477,147

TOTAL UNITED STATES OF AMERICA		43,865,303

Vietnam - 0.3%
Vietnam Dairy Products Corp.	428,640	2,002,737
TOTAL COMMON STOCKS
(Cost $565,166,655)		779,794,356

Preferred Stocks - 1.0%
Convertible Preferred Stocks - 0.1%
Hong Kong - 0.1%
Antengene Corp. Series C1 (b)(e)	365,844	1,033,833
Nonconvertible Preferred Stocks - 0.9%
Korea (South) - 0.9%
Samsung Electronics Co. Ltd.	166,330	7,382,941
TOTAL PREFERRED STOCKS
(Cost $6,893,394)		8,416,774

Money Market Funds - 8.3%
Fidelity Cash Central Fund 0.10% (f)	20,946,371	20,950,560
Fidelity Securities Lending Cash Central Fund 0.11% (f)(g)	45,972,687	45,977,284
TOTAL MONEY MARKET FUNDS
(Cost $66,927,844)		66,927,844
TOTAL INVESTMENT IN SECURITIES - 105.7%
(Cost $638,987,893)		855,138,974
NET OTHER ASSETS (LIABILITIES) - (5.7)%		(45,782,066)
NET ASSETS - 100%		$809,356,908

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Level 3 security

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $53,637,043 or 6.6% of net assets.

 (d) Security or a portion of the security is on loan at period end.

 (e) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,033,833 or 0.1% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Antengene Corp. Series C1	7/11/20	$1,033,833

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$64,754
Fidelity Securities Lending Cash Central Fund	203,075
Total	$267,829

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

The value, beginning of period, for the Fidelity Securities Lending Cash Central Fund was $596,304. Net realized gain (loss) and change in net unrealized appreciation (depreciation) on Fidelity Securities Lending Cash Central Fund is presented in the Statement of Operations, if applicable. Purchases and sales of the Fidelity Securities Lending Cash Central Fund were $171,544,479 and $126,163,434, respectively, during the period.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$123,104,274	$61,843,076	$61,261,198	$--
Consumer Discretionary	191,303,144	90,402,682	100,900,462	--
Consumer Staples	11,806,304	--	11,806,304	--
Energy	14,837,462	--	14,837,462	--
Financials	80,809,331	3,601,488	77,207,841	2
Health Care	55,748,982	33,490,035	21,225,114	1,033,833
Industrials	34,501,320	--	34,501,320	--
Information Technology	255,873,088	68,584,334	187,288,754	--
Materials	15,299,061	--	15,299,061	--
Real Estate	4,928,164	1,973,366	2,954,798	--
Money Market Funds	66,927,844	66,927,844	--	--
Total Investments in Securities:	$855,138,974	$326,822,825	$527,282,314	$1,033,835

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $43,224,669) — See accompanying schedule: Unaffiliated issuers (cost $572,060,049)	$788,211,130
Fidelity Central Funds (cost $66,927,844)	66,927,844
Total Investment in Securities (cost $638,987,893)		$855,138,974
Foreign currency held at value (cost $5,261)		5,261
Receivable for investments sold		3,196,113
Receivable for fund shares sold		2,884,874
Dividends receivable		295,714
Distributions receivable from Fidelity Central Funds		30,530
Prepaid expenses		831
Other receivables		193,893
Total assets		861,746,190
Liabilities
Payable for investments purchased	$3,359,716
Payable for fund shares redeemed	490,516
Accrued management fee	457,889
Distribution and service plan fees payable	91,082
Other affiliated payables	143,830
Other payables and accrued expenses	1,873,504
Collateral on securities loaned	45,972,745
Total liabilities		52,389,282
Net Assets		$809,356,908
Net Assets consist of:
Paid in capital		$529,472,224
Total accumulated earnings (loss)		279,884,684
Net Assets		$809,356,908
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($208,545,672 ÷ 3,702,442 shares)(a)		$56.33
Maximum offering price per share (100/94.25 of $56.33)		$59.77
Class M:
Net Asset Value and redemption price per share ($54,436,248 ÷ 998,580 shares)(a)		$54.51
Maximum offering price per share (100/96.50 of $54.51)		$56.49
Class C:
Net Asset Value and offering price per share ($28,233,480 ÷ 562,149 shares)(a)		$50.22
Class I:
Net Asset Value, offering price and redemption price per share ($414,664,479 ÷ 7,113,386 shares)		$58.29
Class Z:
Net Asset Value, offering price and redemption price per share ($103,477,029 ÷ 1,777,417 shares)		$58.22

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$4,354,192
Income from Fidelity Central Funds (including $203,075 from security lending)		267,829
Income before foreign taxes withheld		4,622,021
Less foreign taxes withheld		(572,265)
Total income		4,049,756
Expenses
Management fee	$3,307,955
Transfer agent fees	863,067
Distribution and service plan fees	876,297
Accounting fees	244,709
Custodian fees and expenses	161,218
Independent trustees' fees and expenses	2,420
Registration fees	127,140
Audit	100,542
Legal	968
Miscellaneous	19,345
Total expenses before reductions	5,703,661
Expense reductions	(148,843)
Total expenses after reductions		5,554,818
Net investment income (loss)		(1,505,062)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $205,003)	75,733,366
Fidelity Central Funds	(1,408)
Foreign currency transactions	(143,906)
Total net realized gain (loss)		75,588,052
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,269,794)	131,050,939
Assets and liabilities in foreign currencies	12,718
Total change in net unrealized appreciation (depreciation)		131,063,657
Net gain (loss)		206,651,709
Net increase (decrease) in net assets resulting from operations		$205,146,647

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(1,505,062)	$1,626,532
Net realized gain (loss)	75,588,052	15,832,052
Change in net unrealized appreciation (depreciation)	131,063,657	48,037,399
Net increase (decrease) in net assets resulting from operations	205,146,647	65,495,983
Distributions to shareholders	(17,760,369)	(15,626,454)
Share transactions - net increase (decrease)	293,087,514	30,152,901
Total increase (decrease) in net assets	480,473,792	80,022,430
Net Assets
Beginning of period	328,883,116	248,860,686
End of period	$809,356,908	$328,883,116

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Emerging Asia Fund Class A

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$39.85	$33.52	$39.98	$30.26	$28.75
Income from Investment Operations
Net investment income (loss)A	(.18)	.23	.25	.27	.29
Net realized and unrealized gain (loss)	18.77	8.23	(6.48)	9.75	1.67
Total from investment operations	18.59	8.46	(6.23)	10.02	1.96
Distributions from net investment income	(.13)B	(.19)	(.22)	(.24)	(.22)
Distributions from net realized gain	(1.99)B	(1.93)	(.01)	(.07)	(.23)
Total distributions	(2.11)C	(2.13)C	(.23)	(.31)	(.45)
Redemption fees added to paid in capitalA	–	–	–D	.01	–D
Net asset value, end of period	$56.33	$39.85	$33.52	$39.98	$30.26
Total ReturnE,F	49.18%	26.60%	(15.67)%	33.54%	6.95%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.26%	1.32%	1.32%	1.38%	1.42%
Expenses net of fee waivers, if any	1.26%	1.32%	1.32%	1.37%	1.42%
Expenses net of all reductions	1.23%	1.31%	1.30%	1.36%	1.42%
Net investment income (loss)	(.40)%	.62%	.62%	.80%	1.03%
Supplemental Data
Net assets, end of period (000 omitted)	$208,546	$144,577	$106,775	$137,165	$119,449
Portfolio turnover rateI	110%	69%J	34%	43%	75%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Emerging Asia Fund Class M

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$38.61	$32.50	$38.80	$29.39	$27.93
Income from Investment Operations
Net investment income (loss)A	(.29)	.12	.13	.16	.20
Net realized and unrealized gain (loss)	18.19	7.98	(6.29)	9.49	1.62
Total from investment operations	17.90	8.10	(6.16)	9.65	1.82
Distributions from net investment income	(.01)B	(.05)	(.13)	(.18)	(.13)
Distributions from net realized gain	(1.99)B	(1.93)	(.01)	(.07)	(.23)
Total distributions	(2.00)	(1.99)C	(.14)	(.25)	(.36)
Redemption fees added to paid in capitalA	–	–	–D	.01	–D
Net asset value, end of period	$54.51	$38.61	$32.50	$38.80	$29.39
Total ReturnE,F	48.78%	26.21%	(15.93)%	33.16%	6.62%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.54%	1.61%	1.61%	1.68%	1.72%
Expenses net of fee waivers, if any	1.53%	1.61%	1.61%	1.68%	1.72%
Expenses net of all reductions	1.51%	1.60%	1.59%	1.66%	1.72%
Net investment income (loss)	(.68)%	.32%	.33%	.50%	.72%
Supplemental Data
Net assets, end of period (000 omitted)	$54,436	$39,197	$33,478	$44,730	$35,791
Portfolio turnover rateI	110%	69%J	34%	43%	75%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Emerging Asia Fund Class C

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$35.77	$30.32	$36.29	$27.52	$26.17
Income from Investment Operations
Net investment income (loss)A	(.47)	(.04)	(.04)	.02	.07
Net realized and unrealized gain (loss)	16.79	7.42	(5.86)	8.89	1.52
Total from investment operations	16.32	7.38	(5.90)	8.91	1.59
Distributions from net investment income	–	–	(.05)	(.08)	(.01)
Distributions from net realized gain	(1.87)	(1.93)	(.01)	(.07)	(.23)
Total distributions	(1.87)	(1.93)	(.07)B	(.14)B	(.24)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$50.22	$35.77	$30.32	$36.29	$27.52
Total ReturnD,E	48.03%	25.67%	(16.30)%	32.58%	6.14%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.03%	2.08%	2.06%	2.11%	2.16%
Expenses net of fee waivers, if any	2.02%	2.07%	2.05%	2.11%	2.16%
Expenses net of all reductions	1.99%	2.06%	2.04%	2.09%	2.16%
Net investment income (loss)	(1.17)%	(.14)%	(.11)%	.07%	.29%
Supplemental Data
Net assets, end of period (000 omitted)	$28,233	$23,584	$48,507	$60,852	$43,016
Portfolio turnover rateH	110%	69%I	34%	43%	75%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Emerging Asia Fund Class I

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$41.16	$34.60	$41.27	$31.19	$29.63
Income from Investment Operations
Net investment income (loss)A	(.07)	.34	.37	.38	.39
Net realized and unrealized gain (loss)	19.42	8.48	(6.68)	10.06	1.72
Total from investment operations	19.35	8.82	(6.31)	10.44	2.11
Distributions from net investment income	(.23)B	(.33)	(.34)	(.31)	(.32)
Distributions from net realized gain	(1.99)B	(1.93)	(.01)	(.07)	(.23)
Total distributions	(2.22)	(2.26)	(.36)C	(.37)C	(.55)
Redemption fees added to paid in capitalA	–	–	–D	.01	–D
Net asset value, end of period	$58.29	$41.16	$34.60	$41.27	$31.19
Total ReturnE	49.59%	26.93%	(15.43)%	33.97%	7.27%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.00%	1.04%	1.03%	1.08%	1.11%
Expenses net of fee waivers, if any	1.00%	1.03%	1.03%	1.07%	1.11%
Expenses net of all reductions	.97%	1.03%	1.02%	1.06%	1.11%
Net investment income (loss)	(.14)%	.90%	.91%	1.10%	1.34%
Supplemental Data
Net assets, end of period (000 omitted)	$414,664	$76,981	$59,527	$66,818	$37,364
Portfolio turnover rateH	110%	69%I	34%	43%	75%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Emerging Asia Fund Class Z

Years ended October 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$41.12	$34.60	$38.03
Income from Investment Operations
Net investment income (loss)B	–C	.40	–
Net realized and unrealized gain (loss)	19.38	8.47	(3.43)
Total from investment operations	19.38	8.87	(3.43)
Distributions from net investment income	(.30)D	(.42)	–
Distributions from net realized gain	(1.99)D	(1.93)	–
Total distributions	(2.28)E	(2.35)	–
Redemption fees added to paid in capitalB	–	–	–C
Net asset value, end of period	$58.22	$41.12	$34.60
Total ReturnF,G	49.80%	27.14%	(9.02)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.86%	.89%	.97%J
Expenses net of fee waivers, if any	.85%	.89%	.97%J
Expenses net of all reductions	.82%	.89%	.95%J
Net investment income (loss)	- %K	1.04%	(.02)%J
Supplemental Data
Net assets, end of period (000 omitted)	$103,477	$44,545	$573
Portfolio turnover rateL	110%	69%M	34%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions per share do not sum due to rounding.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Amount represents less than .005%.

 L Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 M Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity Advisor Emerging Asia Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$238,249,461
Gross unrealized depreciation	(24,053,035)
Net unrealized appreciation (depreciation)	$214,196,426
Tax Cost	$640,942,548

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$42,070,916
Undistributed long-term capital gain	$25,423,939
Net unrealized appreciation (depreciation) on securities and other investments	$214,131,334

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$2,188,267	$ 1,232,122
Long-term Capital Gains	15,572,102	14,394,332
Total	$17,760,369	$ 15,626,454

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Emerging Asia Fund	781,859,365	524,773,315

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .68% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$414,256	$7,823
Class M	.25%	.25%	218,636	4,948
Class C	.75%	.25%	243,405	22,769
			$876,297	$35,540

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$28,215
Class M	4,839
Class C(a)	1,015
$34,069

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$336,503.20
Class M	98,513.22
Class C	52,066.21
Class I	346,664.19
Class Z	29,321.04
	$863,067

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Emerging Asia Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Emerging Asia Fund	$7,266

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, the Fund received investments, including accrued interest, and cash valued at $27,823,070 in exchange for 730,264 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Notes to Financial Statements.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Advisor Emerging Asia Fund	$1,026

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Emerging Asia Fund	$11,891	$34,982	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $138,353 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $760.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,380.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $8,350 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$7,621,612	$6,691,786
Class M	2,011,365	2,031,064
Class C	1,205,569	3,030,598
Class I	4,430,962	3,816,719
Class Z	2,490,861	56,287
Total	$17,760,369	$15,626,454

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2020	Year ended October 31, 2019
Class A
Shares sold	646,209	890,097	$29,839,745	$33,055,278
Reinvestment of distributions	185,308	188,292	7,080,630	6,170,338
Shares redeemed	(757,424)	(635,645)	(33,190,606)	(23,172,423)
Net increase (decrease)	74,093	442,744	$3,729,769	$16,053,193
Class M
Shares sold	96,453	96,541	$4,612,061	$3,369,385
Reinvestment of distributions	53,870	63,400	1,996,956	2,018,654
Shares redeemed	(166,831)	(174,962)	(6,905,879)	(6,248,124)
Net increase (decrease)	(16,508)	(15,021)	$(296,862)	$(860,085)
Class C
Shares sold	98,735	102,684	$4,224,772	$3,392,318
Reinvestment of distributions	33,823	97,571	1,160,124	2,890,051
Shares redeemed	(229,730)	(1,140,615)	(8,966,795)	(37,957,664)
Net increase (decrease)	(97,172)	(940,360)	$(3,581,899)	$(31,675,295)
Class I
Shares sold	6,650,114	937,770	$327,576,465	$35,923,043
Reinvestment of distributions	94,091	96,243	3,711,877	3,250,123
Shares redeemed	(1,500,937)	(884,566)	(68,990,190)	(33,418,045)
Net increase (decrease)	5,243,268	149,447	$262,298,152	$5,755,121
Class Z
Shares sold	1,116,355	1,143,097(a)	$50,641,342	$43,891,849(a)
Reinvestment of distributions	60,302	783	2,372,870	26,366
Shares redeemed	(482,522)	(77,167)	(22,075,858)	(3,038,248)
Net increase (decrease)	694,135	1,066,713	$30,938,354	$40,879,967

 (a) Amount includes in-kind exchanges (see the Prior Fiscal Year Affiliated Exchanges In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Emerging Asia Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Emerging Asia Fund (one of the funds constituting Fidelity Advisor Series VIII, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 305 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Lloyd James Austin, III (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

General Austin also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, General Austin (United States Army, Retired) held a variety of positions within the U.S. Government, including Commander, U.S. Central Command (2013-2016), Vice Chief of Staff, U.S. Army (2012-2013) and Commanding General, U.S. Forces – Iraq, Operation New Dawn (2010-2012). General Austin currently serves as a Partner of Pine Island Capital Partners (private equity, 2020-present) and as President of the Austin Strategy Group LLC (consulting, 2016-present). General Austin serves as a member of the Board of Directors of Nucor Corporation (steel products, 2017-present), as a member of the Board of Directors of Tenet Healthcare Corporation (2018-present) and as a member of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). In addition, General Austin currently serves as a member of the Board of Trustees of the Carnegie Corporation of New York (2017-present) and as a member of the Board of Trustees of Auburn University (2017-present). Previously, General Austin served as a member of the Board of Directors of United Technologies Corporation (aerospace, defense and building, 2016-2020).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Kennedy also serves as a Member of the Advisory Board of other Fidelity® funds. Previously, Mr. Kennedy held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period-B May 1, 2020 to October 31, 2020
Fidelity Advisor Emerging Asia Fund
Class A	1.23%
Actual		$1,000.00	$1,415.70	$7.47
Hypothetical-C		$1,000.00	$1,018.95	$6.24
Class M	1.49%
Actual		$1,000.00	$1,413.60	$9.04
Hypothetical-C		$1,000.00	$1,017.65	$7.56
Class C	1.99%
Actual		$1,000.00	$1,409.90	$12.05
Hypothetical-C		$1,000.00	$1,015.13	$10.08
Class I	1.00%
Actual		$1,000.00	$1,417.20	$6.08
Hypothetical-C		$1,000.00	$1,020.11	$5.08
Class Z	.84%
Actual		$1,000.00	$1,418.60	$5.11
Hypothetical-C		$1,000.00	$1,020.91	$4.27

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Emerging Asia Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Advisor Emerging Asia Fund
Class A	12/07/2020	12/04/2020	$4.320
Class M	12/07/2020	12/04/2020	$4.225
Class C	12/07/2020	12/04/2020	$4.069
Class I	12/07/2020	12/04/2020	$4.448
Class Z	12/07/2020	12/04/2020	$4.474

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2020, $25,431,783, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 2%; Class M designates 3%; Class I designates 1%; and Class Z designates 1%; of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class I, and Class Z designate 100% of the, dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Advisor Emerging Asia Fund
Class A	12/09/2019	$0.3163	$0.0683
Class M	12/09/2019	$0.1973	$0.0683
Class C	12/09/2019	$0.0000	$0.0000
Class I	12/09/2019	$0.4233	$0.0683
Class Z	12/09/2019	$0.4863	$0.0683

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	4,410,379,169.762	97.006
Withheld	136,107,923.804	2.994
TOTAL	4,546,487,093.566	100.000
Donald F. Donahue
Affirmative	4,416,009,117.039	97.130
Withheld	130,477,976.527	2.870
TOTAL	4,546,487,093.566	100.000
Bettina Doulton
Affirmative	4,424,274,282.548	97.312
Withheld	122,212,811.017	2.688
TOTAL	4,546,487,093.566	100.000
Vicki L. Fuller
Affirmative	4,429,249,259.957	97.421
Withheld	117,237,833.609	2.579
TOTAL	4,546,487,093.566	100.00
Patricia L. Kampling
Affirmative	4,406,048,180.368	96.911
Withheld	140,438,913.198	3.089
TOTAL	4,546,487,093.566	100.000
Alan J. Lacy
Affirmative	4,392,586,572.374	96.615
Withheld	153,900,521.192	3.385
TOTAL	4,546,487,093.566	100.000
Ned C. Lautenbach
Affirmative	4,347,069,615.094	95.614
Withheld	199,417,478.472	4.386
TOTAL	4,546,487,093.566	100.000
Robert A. Lawrence
Affirmative	4,404,777,106.740	96.883
Withheld	141,709,986.826	3.117
TOTAL	4,546,487,093.566	100.000
Joseph Mauriello
Affirmative	4,404,603,369.399	96.879
Withheld	141,883,724.167	3.121
TOTAL	4,546,487,093.566	100.000
Cornelia M. Small
Affirmative	4,408,319,197.270	96.961
Withheld	138,167,896.295	3.039
TOTAL	4,546,487,093.566	100.000
Garnett A. Smith
Affirmative	4,399,381,149.533	96.764
Withheld	147,105,944.033	3.236
TOTAL	4,546,487,093.566	100.000
David M. Thomas
Affirmative	4,400,166,958.204	96.782
Withheld	146,320,135.361	3.218
TOTAL	4,546,487,093.566	100.000
Susan Tomasky
Affirmative	4,416,484,118.213	97.141
Withheld	130,002,975.353	2.859
TOTAL	4,546,487,093.566	100.000
Michael E. Wiley
Affirmative	4,398,113,731.182	96.737
Withheld	148,373,362.384	3.263
TOTAL	4,546,487,093.566	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	75,350,300.511	31.532
Against	44,088,925.026	18.450
Abstain	21,441,069.740	8.973
Broker Non-Vote	98,081,294.140	41.045
TOTAL	238,961,589.417	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 2 was not approved by shareholders.

AEA-ANN-1220
1.703376.123

Fidelity Advisor® Value Leaders Fund

Annual Report

October 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(19.48)%	0.48%	5.69%
Class M (incl. 3.50% sales charge)	(17.77)%	0.71%	5.68%
Class C (incl. contingent deferred sales charge)	(16.06)%	0.91%	5.53%
Class I	(14.31)%	1.95%	6.62%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Value Leaders Fund - Class A on October 31, 2010, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$17,397	Fidelity Advisor® Value Leaders Fund - Class A
$24,732	Russell 1000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 9.71% for the 12 months ending October 31, 2020, a volatile period marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. By mid-March, U.S. stocks had entered bear-market territory less than a month after hitting an all-time high and extending the longest-running bull market in American history. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend beginning March 24. Other supporting factors included resilient corporate earnings, near-term potential for a COVID-19 vaccine breakthrough and traction on a broader economic reopening. The historic rally lasted until September 2, when the S&P 500 achieved an all-time high, before retreating through October 31. The loss of momentum reflected Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery is stalling, a second wave of COVID-19 cases, and stretched valuations and crowded positioning in big tech. Growth stocks dominated value shares for the year. By sector, information technology (+34%) led. In contrast, energy (-46%) fell hard along with the price of crude oil.

Comments from Portfolio Manager Sean Gavin:  For the fiscal year ending October 31, 2020, the fund's share classes (excluding sales charges, if applicable) returned roughly -15% to -14%, underperforming the -7.57% result of the benchmark Russell 1000® Value index. The primary detractor from performance versus the benchmark was our stock selection in the consumer staples sector, especially within the food, beverage & tobacco industry. An overweighting and stock picks in financials and an overweighting in energy also hindered performance. The fund's largest individual relative detractor was an outsized stake in Wells Fargo, which returned -48% the past year. The company was among the fund's biggest holdings this period, but the stock was sold off before period end. Another notable relative detractor was an out-of-benchmark stake in C & C (-58%). Also hindering performance was untimely positioning in Intel, a stock that returned roughly -20%. Intel was not held at period end. In contrast, the top contributor to performance versus the benchmark was our stock selection in communication services. The fund's cash position of about 3%, on average, also contributed in a down market. The biggest individual relative stock contributor was an overweight position in Best Buy (+66%), which was a stake we established the past 12 months. The fund's non-benchmark stake in Samsung Electronics, a position we established this period, gained roughly 13%. Another notable relative contributor was an overweighting in UnitedHealth Group (+41%), which was one of the fund's largest holdings. Notable changes in positioning include increased exposure to the information technology, consumer discretionary and industrials sectors, as well as reduced exposure to energy and communication services.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Berkshire Hathaway, Inc. Class B	5.9
UnitedHealth Group, Inc.	4.3
Samsung Electronics Co. Ltd.	4.0
Roche Holding AG (participation certificate)	3.5
Bank of America Corp.	3.5
Cisco Systems, Inc.	3.5
Comcast Corp. Class A	3.4
JPMorgan Chase & Co.	2.8
CVS Health Corp.	2.7
Cigna Corp.	2.6
36.2

Top Five Market Sectors as of October 31, 2020

% of fund's net assets
Financials	26.5
Health Care	25.9
Information Technology	12.3
Industrials	8.0
Consumer Staples	7.7

Asset Allocation (% of fund's net assets)

As of October 31, 2020*
Stocks	97.0%
Short-Term Investments and Net Other Assets (Liabilities)	3.0%

 * Foreign investments - 19.6%

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 93.0%
	Shares	Value
COMMUNICATION SERVICES - 5.0%
Diversified Telecommunication Services - 1.6%
Verizon Communications, Inc.	5,000	$284,950
Media - 3.4%
Comcast Corp. Class A	15,000	633,600

TOTAL COMMUNICATION SERVICES		918,550

CONSUMER DISCRETIONARY - 7.2%
Household Durables - 0.8%
Newell Brands, Inc.	8,000	141,280
Multiline Retail - 2.0%
Dollar General Corp.	1,800	375,678
Specialty Retail - 4.4%
Best Buy Co., Inc.	3,900	435,045
Lowe's Companies, Inc.	2,400	379,440
		814,485

TOTAL CONSUMER DISCRETIONARY		1,331,443

CONSUMER STAPLES - 7.7%
Beverages - 1.0%
C&C Group PLC (United Kingdom)	86,000	180,266
Food & Staples Retailing - 2.2%
Kroger Co.	12,800	412,288
Food Products - 1.4%
Tyson Foods, Inc. Class A	4,600	263,258
Household Products - 0.7%
Procter & Gamble Co.	700	95,970
Spectrum Brands Holdings, Inc.	700	39,809
		135,779
Tobacco - 2.4%
Altria Group, Inc.	12,000	432,960

TOTAL CONSUMER STAPLES		1,424,551

ENERGY - 1.9%
Oil, Gas & Consumable Fuels - 1.9%
Parex Resources, Inc. (a)	24,700	240,456
Teekay LNG Partners LP	10,900	113,469
		353,925
FINANCIALS - 26.5%
Banks - 8.5%
Bank of America Corp.	27,100	642,270
JPMorgan Chase & Co.	5,300	519,612
M&T Bank Corp.	2,400	248,592
PNC Financial Services Group, Inc.	1,500	167,820
		1,578,294
Capital Markets - 3.1%
Affiliated Managers Group, Inc.	4,300	324,091
State Street Corp.	4,100	241,490
		565,581
Consumer Finance - 2.8%
Capital One Financial Corp.	5,700	416,556
Discover Financial Services	1,500	97,515
		514,071
Diversified Financial Services - 5.9%
Berkshire Hathaway, Inc. Class B (a)	5,400	1,090,259
Insurance - 6.2%
Allstate Corp.	3,000	266,250
Chubb Ltd.	3,700	480,667
The Travelers Companies, Inc.	3,300	398,343
		1,145,260

TOTAL FINANCIALS		4,893,465

HEALTH CARE - 25.9%
Biotechnology - 5.7%
Alexion Pharmaceuticals, Inc. (a)	4,100	472,074
Amgen, Inc.	1,300	282,022
Regeneron Pharmaceuticals, Inc. (a)	550	298,958
		1,053,054
Health Care Providers & Services - 14.1%
Anthem, Inc.	1,700	463,760
Cigna Corp.	2,900	484,213
CVS Health Corp.	8,900	499,201
Humana, Inc.	900	359,352
UnitedHealth Group, Inc.	2,600	793,364
		2,599,890
Pharmaceuticals - 6.1%
Bristol-Myers Squibb Co.	1,700	99,365
Bristol-Myers Squibb Co. rights (a)	6,200	20,212
Roche Holding AG (participation certificate)	2,000	642,663
Sanofi SA sponsored ADR	7,800	353,340
		1,115,580

TOTAL HEALTH CARE		4,768,524

INDUSTRIALS - 8.0%
Air Freight & Logistics - 0.9%
Deutsche Post AG	3,500	155,062
Building Products - 1.6%
Owens Corning	4,600	301,162
Electrical Equipment - 1.8%
Regal Beloit Corp.	3,300	325,545
Industrial Conglomerates - 1.3%
Siemens AG	2,100	246,289
Machinery - 0.6%
ITT, Inc.	900	54,459
Oshkosh Corp.	800	53,888
		108,347
Trading Companies & Distributors - 1.8%
HD Supply Holdings, Inc. (a)	8,500	338,810

TOTAL INDUSTRIALS		1,475,215

INFORMATION TECHNOLOGY - 8.3%
Communications Equipment - 3.5%
Cisco Systems, Inc.	17,800	639,020
IT Services - 4.8%
Amdocs Ltd.	6,300	355,194
Capgemini SA	700	80,824
Cognizant Technology Solutions Corp. Class A	6,300	449,946
		885,964

TOTAL INFORMATION TECHNOLOGY		1,524,984

MATERIALS - 0.2%
Metals & Mining - 0.2%
BHP Billiton Ltd. sponsored ADR	600	28,866
REAL ESTATE - 1.9%
Real Estate Management & Development - 1.9%
CBRE Group, Inc. (a)	7,100	357,840
UTILITIES - 0.4%
Independent Power and Renewable Electricity Producers - 0.4%
Vistra Corp.	4,300	74,691
TOTAL COMMON STOCKS
(Cost $16,611,578)		17,152,054

Nonconvertible Preferred Stocks - 4.0%
INFORMATION TECHNOLOGY - 4.0%
Technology Hardware, Storage & Peripherals - 4.0%
Samsung Electronics Co. Ltd.
(Cost $647,932)	16,500	732,391

Money Market Funds - 3.0%
Fidelity Cash Central Fund 0.10% (b)
(Cost $556,210)	556,099	556,210
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $17,815,720)		18,440,655
NET OTHER ASSETS (LIABILITIES) - 0.0%		(4,778)
NET ASSETS - 100%		$18,435,877

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$3,653
Fidelity Securities Lending Cash Central Fund	110
Total	$3,763

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$918,550	$918,550	$--	$--
Consumer Discretionary	1,331,443	1,331,443	--	--
Consumer Staples	1,424,551	1,424,551	--	--
Energy	353,925	353,925	--	--
Financials	4,893,465	4,893,465	--	--
Health Care	4,768,524	4,125,861	642,663	--
Industrials	1,475,215	1,475,215	--	--
Information Technology	2,257,375	1,524,984	732,391	--
Materials	28,866	28,866	--	--
Real Estate	357,840	357,840	--	--
Utilities	74,691	74,691	--	--
Money Market Funds	556,210	556,210	--	--
Total Investments in Securities:	$18,440,655	$17,065,601	$1,375,054	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	80.4%
Switzerland	6.1%
Korea (South)	4.0%
France	2.3%
Germany	2.2%
Bailiwick of Guernsey	1.9%
Canada	1.3%
Ireland	1.0%
Others (Individually Less Than 1%)	0.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $17,259,510)	$17,884,445
Fidelity Central Funds (cost $556,210)	556,210
Total Investment in Securities (cost $17,815,720)		$18,440,655
Receivable for investments sold		218,598
Receivable for fund shares sold		1,115
Dividends receivable		33,344
Distributions receivable from Fidelity Central Funds		44
Prepaid expenses		35
Other receivables		1,281
Total assets		18,695,072
Liabilities
Payable to custodian bank	$23,804
Payable for investments purchased	176,591
Payable for fund shares redeemed	1,498
Accrued management fee	7,133
Distribution and service plan fees payable	5,592
Other affiliated payables	4,285
Audit fees	38,359
Other payables and accrued expenses	1,933
Total liabilities		259,195
Net Assets		$18,435,877
Net Assets consist of:
Paid in capital		$18,281,439
Total accumulated earnings (loss)		154,438
Net Assets		$18,435,877
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($10,954,270 ÷ 698,997 shares)(a)		$15.67
Maximum offering price per share (100/94.25 of $15.67)		$16.63
Class M:
Net Asset Value and redemption price per share ($3,821,232 ÷ 243,107 shares)(a)		$15.72
Maximum offering price per share (100/96.50 of $15.72)		$16.29
Class C:
Net Asset Value and offering price per share ($1,762,872 ÷ 116,112 shares)(a)		$15.18
Class I:
Net Asset Value, offering price and redemption price per share ($1,897,503 ÷ 120,121 shares)		$15.80

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$455,462
Income from Fidelity Central Funds (including $110 from security lending)		3,763
Total income		459,225
Expenses
Management fee
Basic fee	$113,910
Performance adjustment	(52,532)
Transfer agent fees	48,109
Distribution and service plan fees	75,669
Accounting fees	8,333
Custodian fees and expenses	8,747
Independent trustees' fees and expenses	128
Registration fees	55,403
Audit	51,390
Legal	856
Miscellaneous	1,146
Total expenses before reductions	311,159
Expense reductions	(24,579)
Total expenses after reductions		286,580
Net investment income (loss)		172,645
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(409,798)
Fidelity Central Funds	6
Foreign currency transactions	187
Total net realized gain (loss)		(409,605)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(3,370,443)
Assets and liabilities in foreign currencies	793
Total change in net unrealized appreciation (depreciation)		(3,369,650)
Net gain (loss)		(3,779,255)
Net increase (decrease) in net assets resulting from operations		$(3,606,610)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$172,645	$274,125
Net realized gain (loss)	(409,605)	449
Change in net unrealized appreciation (depreciation)	(3,369,650)	946,116
Net increase (decrease) in net assets resulting from operations	(3,606,610)	1,220,690
Distributions to shareholders	(352,822)	(2,172,169)
Share transactions - net increase (decrease)	(4,473,439)	(1,793,974)
Total increase (decrease) in net assets	(8,432,871)	(2,745,453)
Net Assets
Beginning of period	26,868,748	29,614,201
End of period	$18,435,877	$26,868,748

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Value Leaders Fund Class A

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$18.62	$19.31	$18.81	$16.03	$16.34
Income from Investment Operations
Net investment income (loss)A	.15	.20	.16	.11	.12
Net realized and unrealized gain (loss)	(2.81)	.58B	.47C	2.75	(.15)D
Total from investment operations	(2.66)	.78	.63	2.86	(.03)
Distributions from net investment income	(.20)	(.19)	(.13)	(.08)	(.27)
Distributions from net realized gain	(.09)	(1.28)	–	–	(.02)
Total distributions	(.29)	(1.47)	(.13)	(.08)	(.28)E
Net asset value, end of period	$15.67	$18.62	$19.31	$18.81	$16.03
Total ReturnF,G	(14.57)%	4.64%B	3.33%C	17.87%	(.18)%D
Ratios to Average Net AssetsH,I
Expenses before reductions	1.35%	1.29%	1.25%	1.39%	1.47%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.24%	1.25%	1.25%	1.25%	1.24%
Net investment income (loss)	.91%	1.12%	.81%	.61%	.77%
Supplemental Data
Net assets, end of period (000 omitted)	$10,954	$16,648	$15,105	$17,848	$16,448
Portfolio turnover rateJ	144%	37%	35%	34%	63%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.03 per share. Excluding these litigation proceeds, the total return would have been 4.45%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been 3.21%.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.24)%.

 E Total distributions per share do not sum due to rounding.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Leaders Fund Class M

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$18.68	$19.34	$18.82	$16.04	$16.33
Income from Investment Operations
Net investment income (loss)A	.11	.16	.11	.07	.08
Net realized and unrealized gain (loss)	(2.83)	.59B	.47C	2.75	(.16)D
Total from investment operations	(2.72)	.75	.58	2.82	(.08)
Distributions from net investment income	(.15)	(.13)	(.06)	(.04)	(.20)
Distributions from net realized gain	(.09)	(1.28)	–	–	(.02)
Total distributions	(.24)	(1.41)	(.06)	(.04)	(.21)E
Net asset value, end of period	$15.72	$18.68	$19.34	$18.82	$16.04
Total ReturnF,G	(14.79)%	4.42%B	3.09%C	17.60%	(.49)%D
Ratios to Average Net AssetsH,I
Expenses before reductions	1.64%	1.58%	1.54%	1.67%	1.77%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.49%	1.50%	1.50%	1.50%	1.49%
Net investment income (loss)	.66%	.87%	.56%	.37%	.52%
Supplemental Data
Net assets, end of period (000 omitted)	$3,821	$5,146	$4,987	$5,866	$6,732
Portfolio turnover rateJ	144%	37%	35%	34%	63%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.03 per share. Excluding these litigation proceeds, the total return would have been 4.23%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been 2.97%.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.55)%.

 E Total distributions per share do not sum due to rounding.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Leaders Fund Class C

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$17.99	$18.67	$18.21	$15.56	$15.88
Income from Investment Operations
Net investment income (loss)A	.03	.06	.01	(.02)	–B
Net realized and unrealized gain (loss)	(2.75)	.58C	.45D	2.67	(.16)E
Total from investment operations	(2.72)	.64	.46	2.65	(.16)
Distributions from net investment income	–	(.04)	–	–	(.15)
Distributions from net realized gain	(.09)	(1.28)	–	–	(.02)
Total distributions	(.09)	(1.32)	–	–	(.16)F
Net asset value, end of period	$15.18	$17.99	$18.67	$18.21	$15.56
Total ReturnG,H	(15.22)%	3.90%C	2.53%D	17.03%	(1.00)%E
Ratios to Average Net AssetsI,J
Expenses before reductions	2.18%	2.13%	2.09%	2.22%	2.29%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	1.99%	2.00%
Expenses net of all reductions	1.99%	2.00%	2.00%	1.99%	1.99%
Net investment income (loss)	.16%	.37%	.06%	(.13)%	.02%
Supplemental Data
Net assets, end of period (000 omitted)	$1,763	$2,733	$5,298	$5,619	$5,057
Portfolio turnover rateK	144%	37%	35%	34%	63%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.03 per share. Excluding these litigation proceeds, the total return would have been 3.71%.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been 2.41%.

 E Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (1.06)%.

 F Total distributions per share do not sum due to rounding.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the contingent deferred sales charge.

 I Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Leaders Fund Class I

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$18.78	$19.47	$18.97	$16.16	$16.48
Income from Investment Operations
Net investment income (loss)A	.20	.25	.22	.16	.16
Net realized and unrealized gain (loss)	(2.82)	.59B	.46C	2.77	(.15)D
Total from investment operations	(2.62)	.84	.68	2.93	.01
Distributions from net investment income	(.27)	(.26)	(.18)	(.12)	(.31)
Distributions from net realized gain	(.09)	(1.28)	–	–	(.02)
Total distributions	(.36)	(1.53)E	(.18)	(.12)	(.33)
Net asset value, end of period	$15.80	$18.78	$19.47	$18.97	$16.16
Total ReturnF	(14.31)%	4.96%B	3.61%C	18.19%	.03%D
Ratios to Average Net AssetsG,H
Expenses before reductions	.99%	.97%	.96%	1.12%	1.18%
Expenses net of fee waivers, if any	.99%	.97%	.96%	1.00%	1.00%
Expenses net of all reductions	.98%	.96%	.96%	1.00%	.99%
Net investment income (loss)	1.17%	1.41%	1.10%	.87%	1.02%
Supplemental Data
Net assets, end of period (000 omitted)	$1,898	$2,342	$4,225	$4,052	$3,287
Portfolio turnover rateI	144%	37%	35%	34%	63%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.03 per share. Excluding these litigation proceeds, the total return would have been 4.77%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been 3.49%.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.03)%.

 E Total distributions per share do not sum due to rounding.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity Advisor Value Leaders Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,959,995
Gross unrealized depreciation	(1,448,102)
Net unrealized appreciation (depreciation)	$511,893
Tax Cost	$17,928,762

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$95,590
Capital loss carryforward	$(424,431)
Net unrealized appreciation (depreciation) on securities and other investments	$483,279

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(424,431)

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$328,748	$ 257,014
Long-term Capital Gains	24,074	1,915,155
Total	$352,822	$ 2,172,169

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Value Leaders Fund	30,012,472	33,933,974

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the Russell 1000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .29% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$32,081	$509
Class M	.25%	.25%	21,928	496
Class C	.75%	.25%	21,660	2,259
			$75,669	$3,264

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$3,470
Class M	323
Class C(a)	232
$4,025

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$28,230.22
Class M	11,409.26
Class C	6,166.29
Class I	2,304.11
	$48,109

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Value Leaders Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Value Leaders Fund	$987

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Advisor Value Leaders Fund	$52

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Value Leaders Fund	$10	$–	$–

8. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2022. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.25%	$11,786
Class M	1.50%	6,110
Class C	2.00%	3,689
		$21,585

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $2,762 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $127.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $105.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$228,430	$1,115,067
Class M	66,335	369,129
Class C	13,399	369,297
Class I	44,658	318,676
Total	$352,822	$2,172,169

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2020	Year ended October 31, 2019
Class A
Shares sold	84,179	229,385	$1,323,659	$4,056,134
Reinvestment of distributions	11,679	63,431	223,999	1,096,720
Shares redeemed	(290,750)	(181,162)	(4,883,658)	(3,251,975)
Net increase (decrease)	(194,892)	111,654	$(3,336,000)	$1,900,879
Class M
Shares sold	14,651	38,519	$233,017	$680,239
Reinvestment of distributions	3,360	20,833	64,780	362,077
Shares redeemed	(50,388)	(41,676)	(816,132)	(745,887)
Net increase (decrease)	(32,377)	17,676	$(518,335)	$296,429
Class C
Shares sold	16,787	45,474	$276,275	$751,074
Reinvestment of distributions	710	21,782	13,286	366,152
Shares redeemed	(53,278)	(199,068)	(839,165)	(3,443,473)
Net increase (decrease)	(35,781)	(131,812)	$(549,604)	$(2,326,247)
Class I
Shares sold	22,152	28,564	$360,614	$515,965
Reinvestment of distributions	2,312	18,169	44,599	315,952
Shares redeemed	(29,027)	(139,027)	(474,713)	(2,496,952)
Net increase (decrease)	(4,563)	(92,294)	$(69,500)	$(1,665,035)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Value Leaders Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Value Leaders Fund (one of the funds constituting Fidelity Advisor Series VIII, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 305 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Lloyd James Austin, III (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

General Austin also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, General Austin (United States Army, Retired) held a variety of positions within the U.S. Government, including Commander, U.S. Central Command (2013-2016), Vice Chief of Staff, U.S. Army (2012-2013) and Commanding General, U.S. Forces – Iraq, Operation New Dawn (2010-2012). General Austin currently serves as a Partner of Pine Island Capital Partners (private equity, 2020-present) and as President of the Austin Strategy Group LLC (consulting, 2016-present). General Austin serves as a member of the Board of Directors of Nucor Corporation (steel products, 2017-present), as a member of the Board of Directors of Tenet Healthcare Corporation (2018-present) and as a member of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). In addition, General Austin currently serves as a member of the Board of Trustees of the Carnegie Corporation of New York (2017-present) and as a member of the Board of Trustees of Auburn University (2017-present). Previously, General Austin served as a member of the Board of Directors of United Technologies Corporation (aerospace, defense and building, 2016-2020).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Kennedy also serves as a Member of the Advisory Board of other Fidelity® funds. Previously, Mr. Kennedy held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period-B May 1, 2020 to October 31, 2020
Fidelity Advisor Value Leaders Fund
Class A	1.24%
Actual		$1,000.00	$1,040.50	$6.36
Hypothetical-C		$1,000.00	$1,018.90	$6.29
Class M	1.50%
Actual		$1,000.00	$1,039.70	$7.69
Hypothetical-C		$1,000.00	$1,017.60	$7.61
Class C	1.98%
Actual		$1,000.00	$1,036.90	$10.14
Hypothetical-C		$1,000.00	$1,015.18	$10.03
Class I	.97%
Actual		$1,000.00	$1,042.20	$4.98
Hypothetical-C		$1,000.00	$1,020.26	$4.93

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

Class A designates 100%; Class M designates 100%; Class C designates 100%; and Class I designates 99%; of the dividends distributed in December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, and Class I designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	4,410,379,169.762	97.006
Withheld	136,107,923.804	2.994
TOTAL	4,546,487,093.566	100.000
Donald F. Donahue
Affirmative	4,416,009,117.039	97.130
Withheld	130,477,976.527	2.870
TOTAL	4,546,487,093.566	100.000
Bettina Doulton
Affirmative	4,424,274,282.548	97.312
Withheld	122,212,811.017	2.688
TOTAL	4,546,487,093.566	100.000
Vicki L. Fuller
Affirmative	4,429,249,259.957	97.421
Withheld	117,237,833.609	2.579
TOTAL	4,546,487,093.566	100.00
Patricia L. Kampling
Affirmative	4,406,048,180.368	96.911
Withheld	140,438,913.198	3.089
TOTAL	4,546,487,093.566	100.000
Alan J. Lacy
Affirmative	4,392,586,572.374	96.615
Withheld	153,900,521.192	3.385
TOTAL	4,546,487,093.566	100.000
Ned C. Lautenbach
Affirmative	4,347,069,615.094	95.614
Withheld	199,417,478.472	4.386
TOTAL	4,546,487,093.566	100.000
Robert A. Lawrence
Affirmative	4,404,777,106.740	96.883
Withheld	141,709,986.826	3.117
TOTAL	4,546,487,093.566	100.000
Joseph Mauriello
Affirmative	4,404,603,369.399	96.879
Withheld	141,883,724.167	3.121
TOTAL	4,546,487,093.566	100.000
Cornelia M. Small
Affirmative	4,408,319,197.270	96.961
Withheld	138,167,896.295	3.039
TOTAL	4,546,487,093.566	100.000
Garnett A. Smith
Affirmative	4,399,381,149.533	96.764
Withheld	147,105,944.033	3.236
TOTAL	4,546,487,093.566	100.000
David M. Thomas
Affirmative	4,400,166,958.204	96.782
Withheld	146,320,135.361	3.218
TOTAL	4,546,487,093.566	100.000
Susan Tomasky
Affirmative	4,416,484,118.213	97.141
Withheld	130,002,975.353	2.859
TOTAL	4,546,487,093.566	100.000
Michael E. Wiley
Affirmative	4,398,113,731.182	96.737
Withheld	148,373,362.384	3.263
TOTAL	4,546,487,093.566	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	5,771,269.472	44.924
Against	599,403.480	4.666
Abstain	2,082,511.994	16.210
Broker Non-Vote	4,393,549.320	34.200
TOTAL	12,846,734.266	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 2 was not approved by shareholders.

AVLF-ANN-1220
1.793577.117

Fidelity Advisor® Emerging Markets Fund (to be renamed Fidelity Advisor® Focused Emerging Markets Fund effective January 1, 2021)

Annual Report

October 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	10.94%	9.43%	3.54%
Class M (incl. 3.50% sales charge)	13.29%	9.65%	3.51%
Class C (incl. contingent deferred sales charge)	15.80%	9.89%	3.37%
Class I	18.13%	11.11%	4.51%
Class Z	18.29%	11.27%	4.62%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Markets Fund - Class A on October 31, 2010, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$14,165	Fidelity Advisor® Emerging Markets Fund - Class A
$12,759	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from Portfolio Manager Sam Polyak:  For the fiscal year ending October 31, 2020, the fund's share classes (excluding sales charges, if applicable) gained about 17% to 18%, outperforming the 8.27% result of the benchmark MSCI Emerging Markets Index (Net MA). From a regional standpoint, an underweighting and stock picks in China, Taiwan and South Africa contributed most to the fund's relative result. Among sectors, security selection was the primary contributor versus the benchmark, especially within the communication services sector. Investment choices and an overweighting in information technology, along with picks among industrials stocks, also boosted the fund's relative result. The fund's largest individual relative contributor was an outsized stake in Tencent Holdings, which gained about 86% in the portfolio the past year and was the fund's largest holding. Also helping performance was our overweighting in Haier Smart Home, which advanced 66% and was among the fund's biggest holdings on October 31. Adding further value was an outsized stake in Shenzhen Inovance Technology (+171%), though we decreased our stake this period. In contrast, stock picks in Israel and South Korea, as well as overweighted exposure to Hungary and Mexico, hurt the fund's relative result. By sector, the largest detractor from performance versus the benchmark was an underweighting in consumer discretionary, primarily within the retailing industry. Stock selection in health care and an overweighting in industrials also hampered the portfolio’s relative return. An underweighting in Alibaba Group Holding, a position we established this period, was the fund's largest individual relative detractor and gained 72% the past 12 months. Another key detractor was our out-of-benchmark position in Elbit Systems (-30%). Also hurting performance was our overweighting in Buenaventura, which returned about -48%, and was not held at period end. Notable changes in positioning include increased exposure to Mexico and a lower allocation to Brazil. By sector, meaningful changes in positioning include a higher allocation to consumer discretionary and communication services.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  In November 2020, the Board of Trustees approved a proposal to change the fund’s name to Fidelity Advisor® Focused Emerging Markets Fund and to adopt an investment policy of investing in 30 to 70 stocks, effective January 1, 2021. This action will have no effect on how the fund is currently managed.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2020

% of fund's net assets
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	9.5
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	7.2
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	6.5
Haier Smart Home Co. Ltd. (A Shares) (China, Household Durables)	5.2
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	4.4
32.8

Top Five Market Sectors as of October 31, 2020

% of fund's net assets
Information Technology	19.0
Consumer Discretionary	19.0
Financials	16.9
Communication Services	10.4
Materials	8.5

Top Five Countries as of October 31, 2020

(excluding cash equivalents)	% of fund's net assets
Cayman Islands	24.5
China	14.8
Taiwan	13.3
Korea (South)	10.5
Brazil	6.2

Asset Allocation (% of fund's net assets)

As of October 31, 2020
Stocks	96.0%
Short-Term Investments and Net Other Assets (Liabilities)	4.0%

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 93.0%
	Shares	Value
Bermuda - 0.9%
Shangri-La Asia Ltd.	12,924,000	$10,152,488
Brazil - 3.2%
BM&F BOVESPA SA	1,035,800	9,215,415
Suzano Papel e Celulose SA (a)	2,883,600	25,152,568

TOTAL BRAZIL		34,367,983

Canada - 1.1%
First Quantum Minerals Ltd.	1,022,200	11,746,515
Cayman Islands - 24.5%
Airtac International Group	434,037	11,651,593
Alibaba Group Holding Ltd. sponsored ADR (a)	231,400	70,505,266
JD.com, Inc. sponsored ADR (a)	192,133	15,662,682
Li Ning Co. Ltd.	4,925,500	25,413,738
Sunny Optical Technology Group Co. Ltd.	1,677,500	27,740,148
Tencent Holdings Ltd.	1,351,800	103,285,162
Xinyi Solar Holdings Ltd.	6,054,000	11,010,822

TOTAL CAYMAN ISLANDS		265,269,411

China - 14.8%
AVIC Jonhon OptronicTechnology Co. Ltd.	1,538,160	12,761,824
China Life Insurance Co. Ltd. (H Shares)	7,190,000	15,688,044
China Merchants Bank Co. Ltd. (H Shares)	5,424,000	28,195,705
Haier Smart Home Co. Ltd. (A Shares)	15,169,115	56,506,540
Hualan Biological Engineer, Inc. (A Shares)	1,289,290	9,887,016
Industrial & Commercial Bank of China Ltd. (H Shares)	40,167,000	22,809,416
Shenzhen Inovance Technology Co. Ltd. (A Shares)	1,498,678	14,423,326

TOTAL CHINA		160,271,871

Hong Kong - 4.5%
China Resources Beer Holdings Co. Ltd.	5,512,000	34,163,380
CNOOC Ltd. sponsored ADR	156,373	14,405,081

TOTAL HONG KONG		48,568,461

Hungary - 2.2%
Richter Gedeon PLC	1,169,600	23,857,733
India - 5.0%
Housing Development Finance Corp. Ltd.	629,398	16,231,709
Larsen & Toubro Ltd.	1,304,600	16,248,521
Shree Cement Ltd.	40,783	11,865,671
Solar Industries India Ltd.	700,300	9,482,820

TOTAL INDIA		53,828,721

Indonesia - 2.0%
PT Bank Mandiri (Persero) Tbk	56,507,869	22,011,562
Israel - 0.9%
Elbit Systems Ltd. (Israel)	88,500	10,014,463
Korea (South) - 10.5%
Hyundai Motor Co.	111,330	16,260,295
Samsung Electronics Co. Ltd.	1,563,581	78,421,946
Shinhan Financial Group Co. Ltd.	715,900	19,381,383

TOTAL KOREA (SOUTH)		114,063,624

Mexico - 6.0%
CEMEX S.A.B. de CV sponsored ADR	4,483,700	18,607,355
Grupo Financiero Banorte S.A.B. de CV Series O (a)	3,949,900	17,597,320
Wal-Mart de Mexico SA de CV Series V	12,163,700	29,389,229

TOTAL MEXICO		65,593,904

Netherlands - 0.9%
Yandex NV Series A (a)(b)	162,100	9,332,097
Russia - 1.8%
Lukoil PJSC sponsored ADR	185,600	9,476,736
Sberbank of Russia sponsored ADR	972,400	9,821,240

TOTAL RUSSIA		19,297,976

South Africa - 1.4%
Impala Platinum Holdings Ltd.	1,729,200	15,390,440
Taiwan - 13.3%
ASE Technology Holding Co. Ltd.	1,616,000	3,626,523
ECLAT Textile Co. Ltd.	871,000	11,523,419
HIWIN Technologies Corp.	2,189,000	19,052,082
MediaTek, Inc.	588,000	13,934,916
Sporton International, Inc.	1,390,000	11,077,633
Taiwan Semiconductor Manufacturing Co. Ltd.	3,157,554	47,763,582
Unified-President Enterprises Corp.	11,955,000	25,615,768
Yageo Corp.	920,000	11,432,067

TOTAL TAIWAN		144,025,990

TOTAL COMMON STOCKS
(Cost $844,559,269)		1,007,793,239

Nonconvertible Preferred Stocks - 3.0%
Brazil - 3.0%
Itau Unibanco Holding SA	5,173,780	21,171,386
Petroleo Brasileiro SA - Petrobras sponsored ADR	1,689,078	11,198,587
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $43,332,130)		32,369,973

Money Market Funds - 4.1%
Fidelity Cash Central Fund 0.10% (c)	36,142,987	36,150,215
Fidelity Securities Lending Cash Central Fund 0.11% (c)(d)	8,223,303	8,224,125
TOTAL MONEY MARKET FUNDS
(Cost $44,374,340)		44,374,340
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $932,265,739)		1,084,537,552
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(862,661)
NET ASSETS - 100%		$1,083,674,891

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$88,318
Fidelity Securities Lending Cash Central Fund	5,600
Total	$93,918

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$112,617,259	$9,332,097	$103,285,162	$--
Consumer Discretionary	206,024,428	133,257,593	72,766,835	--
Consumer Staples	89,168,377	89,168,377	--	--
Energy	35,080,404	35,080,404	--	--
Financials	182,123,180	86,001,066	96,122,114	--
Health Care	33,744,749	23,857,733	9,887,016	--
Industrials	82,467,618	51,795,771	30,671,847	--
Information Technology	206,691,828	64,117,953	142,573,875	--
Materials	92,245,369	55,506,438	36,738,931	--
Money Market Funds	44,374,340	44,374,340	--	--
Total Investments in Securities:	$1,084,537,552	$592,491,772	$492,045,780	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $7,858,305) — See accompanying schedule: Unaffiliated issuers (cost $887,891,399)	$1,040,163,212
Fidelity Central Funds (cost $44,374,340)	44,374,340
Total Investment in Securities (cost $932,265,739)		$1,084,537,552
Foreign currency held at value (cost $7,120)		7,251
Receivable for investments sold		2,844,329
Receivable for fund shares sold		5,187,771
Dividends receivable		1,860,691
Distributions receivable from Fidelity Central Funds		2,671
Prepaid expenses		1,329
Other receivables		87,974
Total assets		1,094,529,568
Liabilities
Payable for investments purchased	$782,460
Payable for fund shares redeemed	819,071
Accrued management fee	682,839
Distribution and service plan fees payable	79,082
Other affiliated payables	151,590
Other payables and accrued expenses	115,510
Collateral on securities loaned	8,224,125
Total liabilities		10,854,677
Net Assets		$1,083,674,891
Net Assets consist of:
Paid in capital		$915,602,984
Total accumulated earnings (loss)		168,071,907
Net Assets		$1,083,674,891
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($150,748,674 ÷ 4,904,965 shares)(a)		$30.73
Maximum offering price per share (100/94.25 of $30.73)		$32.60
Class M:
Net Asset Value and redemption price per share ($42,509,407 ÷ 1,400,017 shares)(a)		$30.36
Maximum offering price per share (100/96.50 of $30.36)		$31.46
Class C:
Net Asset Value and offering price per share ($35,267,588 ÷ 1,234,288 shares)(a)		$28.57
Class I:
Net Asset Value, offering price and redemption price per share ($312,730,730 ÷ 10,107,977 shares)		$30.94
Class Z:
Net Asset Value, offering price and redemption price per share ($542,418,492 ÷ 17,559,599 shares)		$30.89

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$16,843,684
Income from Fidelity Central Funds (including $5,600 from security lending)		93,918
Income before foreign taxes withheld		16,937,602
Less foreign taxes withheld		(2,215,287)
Total income		14,722,315
Expenses
Management fee	$6,065,248
Transfer agent fees	1,191,330
Distribution and service plan fees	941,578
Accounting fees	373,602
Custodian fees and expenses	238,297
Independent trustees' fees and expenses	4,255
Registration fees	134,273
Audit	84,598
Legal	2,291
Miscellaneous	41,615
Total expenses before reductions	9,077,087
Expense reductions	(282,316)
Total expenses after reductions		8,794,771
Net investment income (loss)		5,927,544
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	16,801,219
Fidelity Central Funds	(185)
Foreign currency transactions	(549,038)
Total net realized gain (loss)		16,251,996
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	105,115,038
Assets and liabilities in foreign currencies	4,963
Total change in net unrealized appreciation (depreciation)		105,120,001
Net gain (loss)		121,371,997
Net increase (decrease) in net assets resulting from operations		$127,299,541

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,927,544	$14,091,363
Net realized gain (loss)	16,251,996	131,562,896
Change in net unrealized appreciation (depreciation)	105,120,001	(13,973,667)
Net increase (decrease) in net assets resulting from operations	127,299,541	131,680,592
Distributions to shareholders	(3,130,598)	(87,939,723)
Share transactions - net increase (decrease)	350,002,246	(106,326,281)
Total increase (decrease) in net assets	474,171,189	(62,585,412)
Net Assets
Beginning of period	609,503,702	672,089,114
End of period	$1,083,674,891	$609,503,702

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Emerging Markets Fund Class A

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$26.18	$24.48	$28.86	$22.30	$20.73
Income from Investment Operations
Net investment income (loss)A	.15	.44B	.09	.08	.02
Net realized and unrealized gain (loss)	4.48	4.26	(4.39)	6.49	1.55
Total from investment operations	4.63	4.70	(4.30)	6.57	1.57
Distributions from net investment income	(.08)	(.06)C	(.05)	(.01)	–
Distributions from net realized gain	–	(2.94)C	(.03)	–	–
Total distributions	(.08)	(3.00)	(.08)	(.01)	–
Redemption fees added to paid in capitalA	–	–	–D	–D	–D
Net asset value, end of period	$30.73	$26.18	$24.48	$28.86	$22.30
Total ReturnE,F	17.71%	19.42%	(14.93)%	29.46%	7.57%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.39%	1.41%	1.44%	1.47%	1.51%
Expenses net of fee waivers, if any	1.39%	1.41%	1.44%	1.47%	1.51%
Expenses net of all reductions	1.36%	1.39%	1.40%	1.46%	1.51%
Net investment income (loss)	.54%	1.62%B	.30%	.34%	.11%
Supplemental Data
Net assets, end of period (000 omitted)	$150,749	$144,062	$120,499	$142,129	$118,092
Portfolio turnover rateI	66%	166%J	87%	86%	85%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.32 per share. Such dividends are not annualized in the ratio of net investment income (loss) to average net assets. Excluding such non-recurring dividend the ratio of net investment income (loss) to average net assets would have been .44%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Emerging Markets Fund Class M

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$25.86	$24.25	$28.61	$22.16	$20.65
Income from Investment Operations
Net investment income (loss)A	.07	.36B	–C	.02	(.03)
Net realized and unrealized gain (loss)	4.43	4.20	(4.34)	6.43	1.54
Total from investment operations	4.50	4.56	(4.34)	6.45	1.51
Distributions from net investment income	–	(.02)D	–	–	–
Distributions from net realized gain	–	(2.93)D	(.02)	–	–
Total distributions	–	(2.95)	(.02)	–	–
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$30.36	$25.86	$24.25	$28.61	$22.16
Total ReturnE,F	17.40%	19.03%	(15.17)%	29.11%	7.31%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.68%	1.70%	1.73%	1.75%	1.77%
Expenses net of fee waivers, if any	1.67%	1.70%	1.73%	1.75%	1.77%
Expenses net of all reductions	1.64%	1.68%	1.69%	1.73%	1.77%
Net investment income (loss)	.25%	1.33%B	- %I	.06%	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$42,509	$45,310	$40,616	$53,572	$44,575
Portfolio turnover rateJ	66%	166%K	87%	86%	85%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.32 per share. Such dividends are not annualized in the ratio of net investment income (loss) to average net assets. Excluding such non-recurring dividend the ratio of net investment income (loss) to average net assets would have been .15%.

 C Amount represents less than $.005 per share.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount represents less than .005%.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Emerging Markets Fund Class C

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$24.46	$23.18	$27.46	$21.37	$20.02
Income from Investment Operations
Net investment income (loss)A	(.06)	.22B	(.13)	(.10)	(.13)
Net realized and unrealized gain (loss)	4.17	4.02	(4.15)	6.19	1.48
Total from investment operations	4.11	4.24	(4.28)	6.09	1.35
Distributions from net investment income	–	(.02)C	–	–	–
Distributions from net realized gain	–	(2.94)C	–	–	–
Total distributions	–	(2.96)	–	–	–
Redemption fees added to paid in capitalA	–	–	–D	–D	–D
Net asset value, end of period	$28.57	$24.46	$23.18	$27.46	$21.37
Total ReturnE,F	16.80%	18.48%	(15.59)%	28.50%	6.74%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.18%	2.20%	2.22%	2.24%	2.26%
Expenses net of fee waivers, if any	2.17%	2.20%	2.22%	2.24%	2.26%
Expenses net of all reductions	2.14%	2.17%	2.19%	2.22%	2.26%
Net investment income (loss)	(.25)%	.83%B	(.49)%	(.43)%	(.64)%
Supplemental Data
Net assets, end of period (000 omitted)	$35,268	$41,615	$50,617	$57,599	$43,848
Portfolio turnover rateI	66%	166%J	87%	86%	85%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.30 per share. Such dividends are not annualized in the ratio of net investment income (loss) to average net assets. Excluding such non-recurring dividend the ratio of net investment income (loss) to average net assets would have been (.34) %.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Emerging Markets Fund Class I

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$26.34	$24.65	$29.03	$22.44	$20.83
Income from Investment Operations
Net investment income (loss)A	.24	.54B	.18	.17	.10
Net realized and unrealized gain (loss)	4.51	4.26	(4.41)	6.51	1.55
Total from investment operations	4.75	4.80	(4.23)	6.68	1.65
Distributions from net investment income	(.15)	(.17)C	(.12)	(.09)	(.04)
Distributions from net realized gain	–	(2.94)C	(.03)	–	–
Total distributions	(.15)	(3.11)	(.15)	(.09)	(.04)
Redemption fees added to paid in capitalA	–	–	–D	–D	–D
Net asset value, end of period	$30.94	$26.34	$24.65	$29.03	$22.44
Total ReturnE	18.13%	19.78%	(14.64)%	29.94%	7.93%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.06%	1.09%	1.12%	1.13%	1.16%
Expenses net of fee waivers, if any	1.06%	1.09%	1.12%	1.13%	1.16%
Expenses net of all reductions	1.03%	1.06%	1.08%	1.11%	1.15%
Net investment income (loss)	.86%	1.94%B	.62%	.68%	.46%
Supplemental Data
Net assets, end of period (000 omitted)	$312,731	$288,485	$394,904	$340,526	$242,116
Portfolio turnover rateH	66%	166%I	87%	86%	85%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.33 per share. Such dividends are not annualized in the ratio of net investment income (loss) to average net assets. Excluding such non-recurring dividend the ratio of net investment income (loss) to average net assets would have been .77%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Emerging Markets Fund Class Z

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$26.33	$24.65	$29.02	$22.44	$20.83
Income from Investment Operations
Net investment income (loss)A	.28	.57B	.22	.21	.13
Net realized and unrealized gain (loss)	4.50	4.26	(4.41)	6.50	1.55
Total from investment operations	4.78	4.83	(4.19)	6.71	1.68
Distributions from net investment income	(.22)	(.21)C	(.15)	(.13)	(.07)
Distributions from net realized gain	–	(2.94)C	(.03)	–	–
Total distributions	(.22)	(3.15)	(.18)	(.13)	(.07)
Redemption fees added to paid in capitalA	–	–	–D	–D	–D
Net asset value, end of period	$30.89	$26.33	$24.65	$29.02	$22.44
Total ReturnE,F	18.29%	19.93%	(14.52)%	30.13%	8.09%
Ratios to Average Net AssetsG,H
Expenses before reductions	.94%	.95%	.98%	.98%	1.01%
Expenses net of fee waivers, if any	.93%	.95%	.98%	.98%	1.01%
Expenses net of all reductions	.90%	.92%	.94%	.97%	1.00%
Net investment income (loss)	.99%	2.09%B	.76%	.82%	.61%
Supplemental Data
Net assets, end of period (000 omitted)	$542,418	$90,032	$65,453	$14,387	$6,261
Portfolio turnover rateI	66%	166%J	87%	86%	85%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.32 per share. Such dividends are not annualized in the ratio of net investment income (loss) to average net assets. Excluding such non-recurring dividend the ratio of net investment income (loss) to average net assets would have been .91%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity Advisor Emerging Markets Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

In November 2020, the Board of Trustees approved a change in the name of Fidelity Advisor Emerging Markets Fund to Fidelity Advisor Focused Emerging Markets Fund effective January 1, 2021.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$217,162,199
Gross unrealized depreciation	(74,577,669)
Net unrealized appreciation (depreciation)	$142,584,530
Tax Cost	$941,953,022

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$11,625,017
Undistributed long-term capital gain	$13,855,298
Net unrealized appreciation (depreciation) on securities and other investments	$142,591,593

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$3,129,571	$ 3,791,593
Long-term Capital Gains	1,027	84,148,130
Total	$3,130,598	$ 87,939,723

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Emerging Markets Fund	813,953,783	498,351,936

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .78% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$357,937	$6,310
Class M	.25%	.25%	209,246	1,722
Class C	.75%	.25%	374,395	45,396
			$941,578	$53,428

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$34,315
Class M	3,972
Class C(a)	5,368
$43,655

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$357,462.25
Class M	118,329.28
Class C	105,426.28
Class I	494,376.17
Class Z	115,737.04
	$1,191,330

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Emerging Markets Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Emerging Markets Fund	$2,387

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 8,278,452 shares of the Fund were redeemed in-kind for investments and cash with a value of $216,946,766. The Fund had a net realized gain of $21,790,807 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Advisor Emerging Markets Fund	$1,755

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Emerging Markets Fund	$119	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $254,232 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $5,556.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2,778.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $19,750 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$409,462	$14,899,450
Class M	–	4,711,016
Class C	–	4,549,289
Class I	1,670,563	54,137,961
Class Z	1,050,573	9,642,007
Total	$3,130,598	$87,939,723

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2020	Year ended October 31, 2019
Class A
Shares sold	928,739	1,430,815	$25,402,112	$39,176,287
Reinvestment of distributions	15,043	566,067	399,347	14,535,345
Shares redeemed	(1,541,734)	(1,415,545)	(41,017,799)	(38,558,494)
Net increase (decrease)	(597,952)	581,337	$(15,216,340)	$15,153,138
Class M
Shares sold	140,677	275,556	$3,840,283	$7,483,344
Reinvestment of distributions	–	181,883	–	4,618,003
Shares redeemed	(492,563)	(380,538)	(12,858,292)	(10,326,369)
Net increase (decrease)	(351,886)	76,901	$(9,018,009)	$1,774,978
Class C
Shares sold	185,413	374,961	$4,786,457	$9,619,101
Reinvestment of distributions	–	184,738	–	4,437,414
Shares redeemed	(652,459)	(1,041,747)	(16,128,456)	(27,016,202)
Net increase (decrease)	(467,046)	(482,048)	$(11,341,999)	$(12,959,687)
Class I
Shares sold	5,632,750	9,079,219	$153,841,377	$250,388,511
Reinvestment of distributions	59,042	2,016,037	1,572,879	52,007,429
Shares redeemed	(6,535,693)	(16,164,775)(a)	(170,934,479)	(434,388,374)(a)
Net increase (decrease)	(843,901)	(5,069,519)	$(15,520,223)	$(131,992,434)
Class Z
Shares sold	18,039,864	2,185,898	$505,205,143	$59,546,339
Reinvestment of distributions	27,591	290,594	733,083	7,490,854
Shares redeemed	(3,926,782)	(1,713,122)	(104,839,409)	(45,339,469)
Net increase (decrease)	14,140,673	763,370	$401,098,817	$21,697,724

 (a) Amount includes in-kind redemptions (see the Prior Fiscal Year Affiliated Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Emerging Markets Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Emerging Markets Fund (the "Fund"), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 14, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 305 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Lloyd James Austin, III (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

General Austin also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, General Austin (United States Army, Retired) held a variety of positions within the U.S. Government, including Commander, U.S. Central Command (2013-2016), Vice Chief of Staff, U.S. Army (2012-2013) and Commanding General, U.S. Forces – Iraq, Operation New Dawn (2010-2012). General Austin currently serves as a Partner of Pine Island Capital Partners (private equity, 2020-present) and as President of the Austin Strategy Group LLC (consulting, 2016-present). General Austin serves as a member of the Board of Directors of Nucor Corporation (steel products, 2017-present), as a member of the Board of Directors of Tenet Healthcare Corporation (2018-present) and as a member of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). In addition, General Austin currently serves as a member of the Board of Trustees of the Carnegie Corporation of New York (2017-present) and as a member of the Board of Trustees of Auburn University (2017-present). Previously, General Austin served as a member of the Board of Directors of United Technologies Corporation (aerospace, defense and building, 2016-2020).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Kennedy also serves as a Member of the Advisory Board of other Fidelity® funds. Previously, Mr. Kennedy held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period-B May 1, 2020 to October 31, 2020
Fidelity Advisor Emerging Markets Fund
Class A	1.37%
Actual		$1,000.00	$1,260.50	$7.78
Hypothetical-C		$1,000.00	$1,018.25	$6.95
Class M	1.65%
Actual		$1,000.00	$1,258.70	$9.37
Hypothetical-C		$1,000.00	$1,016.84	$8.36
Class C	2.14%
Actual		$1,000.00	$1,255.80	$12.13
Hypothetical-C		$1,000.00	$1,014.38	$10.84
Class I	1.05%
Actual		$1,000.00	$1,262.90	$5.97
Hypothetical-C		$1,000.00	$1,019.86	$5.33
Class Z	.93%
Actual		$1,000.00	$1,263.40	$5.29
Hypothetical-C		$1,000.00	$1,020.46	$4.72

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Emerging Markets Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Emerging Markets Fund
Class A	12/07/20	12/04/20	$0.054	$0.615
Class M	12/07/20	12/04/20	$0.000	$0.581
Class C	12/07/20	12/04/20	$0.000	$0.429
Class I	12/07/20	12/04/20	$0.145	$0.615
Class Z	12/07/20	12/04/20	$0.195	$0.615

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2020, $13,856,325, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class M, Class C, Class I, and Class Z designate 17% of the dividend distributed in October 2019 as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 100% and 100%; Class M designates 100%; Class C designates 100%; Class I designates 100% and 100%; Class Z designates 100% and 91% of the dividend distributed in October and December 2019, respectively, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Advisor Emerging Markets Fund
Class A	10/07/19	$0.0341	$0.0104
Class A	12/09/19	$0.1397	$0.0647
Class M	10/07/19	$0.0341	$0.0104
Class M	12/09/19	$0.0000	$0.0000
Class C	10/07/19	$0.0341	$0.0104
Class C	12/09/19	$0.0000	$0.0000
Class I	10/07/19	$0.0341	$0.0104
Class I	12/09/19	$0.2157	$0.0647
Class Z	10/07/19	$0.0341	$0.0104
Class Z	12/09/19	$0.2847	$0.0647

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	4,410,379,169.762	97.006
Withheld	136,107,923.804	2.994
TOTAL	4,546,487,093.566	100.000
Donald F. Donahue
Affirmative	4,416,009,117.039	97.130
Withheld	130,477,976.527	2.870
TOTAL	4,546,487,093.566	100.000
Bettina Doulton
Affirmative	4,424,274,282.548	97.312
Withheld	122,212,811.017	2.688
TOTAL	4,546,487,093.566	100.000
Vicki L. Fuller
Affirmative	4,429,249,259.957	97.421
Withheld	117,237,833.609	2.579
TOTAL	4,546,487,093.566	100.00
Patricia L. Kampling
Affirmative	4,406,048,180.368	96.911
Withheld	140,438,913.198	3.089
TOTAL	4,546,487,093.566	100.000
Alan J. Lacy
Affirmative	4,392,586,572.374	96.615
Withheld	153,900,521.192	3.385
TOTAL	4,546,487,093.566	100.000
Ned C. Lautenbach
Affirmative	4,347,069,615.094	95.614
Withheld	199,417,478.472	4.386
TOTAL	4,546,487,093.566	100.000
Robert A. Lawrence
Affirmative	4,404,777,106.740	96.883
Withheld	141,709,986.826	3.117
TOTAL	4,546,487,093.566	100.000
Joseph Mauriello
Affirmative	4,404,603,369.399	96.879
Withheld	141,883,724.167	3.121
TOTAL	4,546,487,093.566	100.000
Cornelia M. Small
Affirmative	4,408,319,197.270	96.961
Withheld	138,167,896.295	3.039
TOTAL	4,546,487,093.566	100.000
Garnett A. Smith
Affirmative	4,399,381,149.533	96.764
Withheld	147,105,944.033	3.236
TOTAL	4,546,487,093.566	100.000
David M. Thomas
Affirmative	4,400,166,958.204	96.782
Withheld	146,320,135.361	3.218
TOTAL	4,546,487,093.566	100.000
Susan Tomasky
Affirmative	4,416,484,118.213	97.141
Withheld	130,002,975.353	2.859
TOTAL	4,546,487,093.566	100.000
Michael E. Wiley
Affirmative	4,398,113,731.182	96.737
Withheld	148,373,362.384	3.263
TOTAL	4,546,487,093.566	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	189,479,626.953	39.706
Against	95,155,582.936	19.940
Abstain	18,036,702.139	3.780
Broker Non-Vote	174,531,835.720	36.574
TOTAL	477,203,747.748	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 2 was not approved by shareholders.

FAEM-ANN-1220
1.809299.116

Fidelity Advisor® Global Equity Income Fund

Annual Report

October 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	(1.16)%	5.95%	7.76%
Class M (incl. 3.50% sales charge)	0.97%	6.19%	7.79%
Class C (incl. contingent deferred sales charge)	3.12%	6.41%	7.70%
Class I	5.08%	7.48%	8.78%
Class Z	5.29%	7.56%	8.82%

 A From May 2, 2012

 Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Equity Income Fund - Class A on May 2, 2012, when the fund started, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Period Ending Values
$18,877	Fidelity Advisor® Global Equity Income Fund - Class A
$20,576	MSCI ACWI (All Country World Index) Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) Index gained 5.29% for the year ending October 31, 2020, a volatile period for global equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic in March, the COVID-19 crisis caused broad contraction in economic activity, along with elevated uncertainty and dislocation in financial markets. A historically rapid and expansive monetary/fiscal-policy response partially offset the economic disruption and fueled a sharp uptrend from March 24 into September. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. Currency fluctuation generally supported global equities for the year. Late in the period, markets digested the inability of the U.S. Congress to reach a deal on additional fiscal stimulus, U.S. election uncertainty and a second wave of COVID-19 cases. By region for the full period, the U.S. (+12%), which represented 57% of the index, on average, led the way, followed by emerging markets (+9%). In contrast, the following regions lagged: U.K. (-22%), Asia-Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%). Among sectors, information technology (+33%), consumer discretionary (+24%) and communication services (+16%) stood out. Conversely, energy (-42%), financials (-18%) and real estate (-15%) trailed the index.

Comments from Portfolio Manager Ramona Persaud:  For the fiscal year ending October 31, 2020, the fund's share classes (excluding sales charges, if applicable) gained about 4% to 5%, trailing the 5.29% result of the benchmark MSCI All Country World Index (Net MA). From a regional standpoint, stock picks in the U.S. and an overweighting in the U.K. detracted from the fund's relative result. By sector, the largest detractor from performance versus the benchmark was security selection and underweighting in consumer discretionary. Stock picking and an underweighting in the communication services sector, primarily within the media & entertainment industry, also hampered the fund's relative performance. Also detracting from the fund's relative result was an overweighting in energy. Not owning Amazon.com, a benchmark component that gained 71%, was the largest individual relative detractor. Also hampering performance was our outsized stake in Wells Fargo, which returned -57%. Also hurting performance was our overweighting in Compass Group, which returned roughly -43%. This was a stake we established the past 12 months. In contrast, security selection in the U.K. and Europe ex U.K. contributed to the fund's relative result. Versus the benchmark, security selection was the primary contributor, especially within the consumer staples sector. Strong picks in the industrials sector, primarily driven by the transportation industry, also lifted the fund's relative result. Also helping were stock picks in energy. Lastly, the fund's position in cash was a notable contributor. The fund's biggest individual relative contributor was an overweighting in Apple, which gained about 78% the past year. It was the fund's largest holding. Also adding value was our outsized stake in Microsoft, which gained 44%. Microsoft was among the fund's largest holdings. Another notable relative contributor was an overweighting in Taiwan Semiconductor (+58%), which was one of our biggest holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2020

% of fund's net assets
Apple, Inc. (United States of America, Technology Hardware, Storage & Peripherals)	5.6
Microsoft Corp. (United States of America, Software)	4.6
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.9
Hoya Corp. (Japan, Health Care Equipment & Supplies)	1.8
B&M European Value Retail SA (Luxembourg, Multiline Retail)	1.7
15.6

Top Five Market Sectors as of October 31, 2020

% of fund's net assets
Information Technology	22.5
Health Care	15.1
Consumer Staples	11.3
Financials	10.7
Industrials	10.1

Top Five Countries as of October 31, 2020

(excluding cash equivalents)	% of fund's net assets
United States of America	50.9
United Kingdom	6.8
Japan	6.2
Switzerland	4.6
Canada	2.9

Asset Allocation (% of fund's net assets)

As of October 31, 2020
Stocks	95.5%
Short-Term Investments and Net Other Assets (Liabilities)	4.5%

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value
Australia - 0.5%
Ansell Ltd.	4,197	$118,679
Bailiwick of Guernsey - 0.2%
Amdocs Ltd.	847	47,754
Bailiwick of Jersey - 0.4%
Clarivate Analytics PLC (a)	2,750	76,313
Belgium - 0.3%
KBC Groep NV	1,263	62,265
Bermuda - 0.6%
Hiscox Ltd. (a)	2,996	31,998
IHS Markit Ltd.	1,282	103,675

TOTAL BERMUDA		135,673

Brazil - 0.3%
Equatorial Energia SA	12,793	44,435
Suzano Papel e Celulose SA (a)	3,002	26,185

TOTAL BRAZIL		70,620

Canada - 2.9%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	4,460	137,352
Constellation Software, Inc.	220	230,946
Imperial Oil Ltd.	5,355	71,223
Open Text Corp.	2,844	104,491
Suncor Energy, Inc.	3,540	39,936
Waste Connection, Inc. (Canada)	358	35,486

TOTAL CANADA		619,434

Cayman Islands - 1.2%
HKBN Ltd.	30,340	52,285
SITC International Holdings Co. Ltd.	141,584	218,426

TOTAL CAYMAN ISLANDS		270,711

China - 0.7%
Kweichow Moutai Co. Ltd. (A Shares)	479	119,811
Qingdao Port International Co. Ltd. (H Shares) (b)	50,251	28,520

TOTAL CHINA		148,331

Denmark - 0.6%
A.P. Moller - Maersk A/S Series B	32	51,284
DSV Panalpina A/S	537	86,952

TOTAL DENMARK		138,236

France - 2.8%
Capgemini SA	791	91,332
Elior SA (b)	8,370	31,545
LVMH Moet Hennessy Louis Vuitton SE	274	128,437
Sanofi SA	1,866	168,487
SR Teleperformance SA	341	102,344
VINCI SA	1,170	92,413

TOTAL FRANCE		614,558

Germany - 2.1%
Deutsche Post AG	2,876	127,416
Hannover Reuck SE	325	47,200
Linde PLC	518	113,539
SAP SE	890	94,949
Siemens AG	664	77,874

TOTAL GERMANY		460,978

Hong Kong - 0.7%
AIA Group Ltd.	17,009	161,878
India - 2.5%
HDFC Asset Management Co. Ltd. (b)	1,011	30,498
HDFC Bank Ltd. sponsored ADR (a)	973	55,889
Petronet LNG Ltd.	25,789	79,859
Redington India Ltd.	36,811	64,080
Reliance Industries Ltd.	8,888	244,955
Reliance Industries Ltd.	592	9,379
Tech Mahindra Ltd.	5,467	59,840

TOTAL INDIA		544,500

Ireland - 1.5%
Accenture PLC Class A	999	216,693
Linde PLC	506	111,492

TOTAL IRELAND		328,185

Italy - 1.0%
Recordati SpA	1,959	101,506
Reply SpA	1,043	112,120

TOTAL ITALY		213,626

Japan - 6.2%
Arata Corp.	853	41,453
Astellas Pharma, Inc.	5,878	80,605
Aucnet, Inc.	1,940	25,791
Daiichikosho Co. Ltd.	3,488	119,349
Daiwa Industries Ltd.	4,741	42,571
Hoya Corp.	3,445	388,792
Inaba Denki Sangyo Co. Ltd.	3,952	95,138
Jm Holdings Co. Ltd.	3,750	85,299
Kenedix, Inc.	6,637	34,393
Minebea Mitsumi, Inc.	3,457	62,438
Sony Corp.	3,381	281,862
Tsuruha Holdings, Inc.	572	80,094

TOTAL JAPAN		1,337,785

Kenya - 0.5%
Safaricom Ltd.	387,207	109,792
Korea (South) - 1.5%
Samsung Electronics Co. Ltd.	6,301	316,029
Luxembourg - 1.7%
B&M European Value Retail SA	58,554	367,753
Multi-National - 0.4%
HKT Trust/HKT Ltd. unit	61,360	79,307
Netherlands - 1.1%
Koninklijke Philips Electronics NV	1,580	73,181
NXP Semiconductors NV	1,291	174,440

TOTAL NETHERLANDS		247,621

New Zealand - 0.1%
Auckland International Airport Ltd.	5,278	24,415
Poland - 0.4%
CD Projekt RED SA (a)	1,074	90,997
Sweden - 0.8%
Ericsson (B Shares)	10,935	122,084
Indutrade AB (a)	994	50,424

TOTAL SWEDEN		172,508

Switzerland - 4.6%
Barry Callebaut AG	17	35,096
Chubb Ltd.	1,075	139,653
Nestle SA (Reg. S)	2,267	254,987
Roche Holding AG (participation certificate)	1,091	350,573
Siemens Energy AG (a)	332	7,269
Sika AG	710	174,761
Swiss Re Ltd.	512	36,707

TOTAL SWITZERLAND		999,046

Taiwan - 2.2%
Poya International Co. Ltd.	3,476	74,844
Taiwan Semiconductor Manufacturing Co. Ltd.	26,497	400,814

TOTAL TAIWAN		475,658

United Kingdom - 6.8%
AstraZeneca PLC (United Kingdom)	1,649	165,569
BP PLC	27,237	69,473
Compass Group PLC	13,666	187,057
Cranswick PLC	2,467	102,847
Diageo PLC	2,519	81,409
Hilton Food Group PLC	16,907	254,075
Informa PLC(a)	12,199	66,060
John David Group PLC	7,743	74,350
London Stock Exchange Group PLC	1,221	131,621
Reckitt Benckiser Group PLC	1,400	123,324
RELX PLC (London Stock Exchange)	7,521	148,831
St. James's Place Capital PLC	3,542	41,261
WH Smith PLC	1,549	20,007

TOTAL UNITED KINGDOM		1,465,884

United States of America - 50.9%
AbbVie, Inc.	2,034	173,093
Activision Blizzard, Inc.	1,043	78,986
Ameren Corp.	2,000	162,240
American Tower Corp.	1,409	323,577
AMETEK, Inc.	1,326	130,213
Amgen, Inc.	1,452	314,997
Apple, Inc.	11,256	1,225,329
AstraZeneca PLC sponsored ADR	4,861	243,828
Bank of America Corp.	7,815	185,216
Becton, Dickinson & Co.	355	82,051
BJ's Wholesale Club Holdings, Inc. (a)	2,244	85,923
BlackRock, Inc. Class A	126	75,500
Bristol-Myers Squibb Co.	4,820	281,729
Capital One Financial Corp.	2,323	169,765
Charter Communications, Inc. Class A (a)	181	109,291
Chevron Corp.	1,904	132,328
Cisco Systems, Inc.	3,287	118,003
Citigroup, Inc.	3,575	148,077
Columbia Sportswear Co.	632	47,141
ConocoPhillips Co.	2,591	74,154
Costco Wholesale Corp.	379	135,538
Crown Holdings, Inc. (a)	664	56,971
Danaher Corp.	789	181,107
Dollar Tree, Inc. (a)	758	68,463
Dunkin' Brands Group, Inc.	727	72,489
Eli Lilly & Co.	1,858	242,395
Equifax, Inc.	341	46,581
Estee Lauder Companies, Inc. Class A	379	83,251
Fidelity National Information Services, Inc.	664	82,728
Fortive Corp.	1,122	69,115
General Dynamics Corp.	563	73,939
General Electric Co.	12,178	90,361
JPMorgan Chase & Co.	2,417	236,963
Kroger Co.	3,920	126,263
Lennar Corp. Class A	1,201	84,346
Lowe's Companies, Inc.	2,297	363,156
M&T Bank Corp.	892	92,393
Marsh & McLennan Companies, Inc.	642	66,421
McCormick & Co., Inc. (non-vtg.)	180	32,492
Microsoft Corp.	4,964	1,005,061
MSCI, Inc.	364	127,342
NextEra Energy, Inc.	2,488	182,146
Northrop Grumman Corp.	284	82,309
NRG Energy, Inc.	2,150	67,983
PepsiCo, Inc.	1,394	185,806
PG&E Corp. (a)	2,149	20,544
Phillips 66 Co.	551	25,710
Qualcomm, Inc.	1,213	149,636
Raymond James Financial, Inc.	695	53,126
Roper Technologies, Inc.	297	110,288
Royalty Pharma PLC	379	13,909
S&P Global, Inc.	444	143,292
Stanley Black & Decker, Inc.	284	47,201
Starbucks Corp.	1,865	162,180
Sysco Corp.	1,675	92,644
T-Mobile U.S., Inc.	1,943	212,895
Tapestry, Inc.	2,237	49,729
The Coca-Cola Co.	2,908	139,758
The Travelers Companies, Inc.	1,189	143,524
The Walt Disney Co.	1,475	178,844
TJX Companies, Inc.	1,549	78,689
United Parcel Service, Inc. Class B	506	79,498
UnitedHealth Group, Inc.	890	271,575
Valero Energy Corp.	548	21,158
Verizon Communications, Inc.	3,177	181,057
Visa, Inc. Class A	1,367	248,398
Vistra Corp.	5,261	91,384
Vontier Corp. (a)	448	12,876
Walmart, Inc.	1,642	227,828
Watsco, Inc.	158	35,414
WEC Energy Group, Inc.	688	69,178
Wells Fargo & Co.	6,143	131,767
WestRock Co.	1,075	40,366

TOTAL UNITED STATES OF AMERICA		11,049,528

TOTAL COMMON STOCKS
(Cost $15,489,130)		20,748,064

Money Market Funds - 4.6%
Fidelity Cash Central Fund 0.10% (c)
(Cost $994,966)	994,767	994,966
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $16,484,096)		21,743,030
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(21,293)
NET ASSETS - 100%		$21,721,737

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $90,563 or 0.4% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$6,581
Total	$6,581

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$1,278,863	$1,159,514	$119,349	$--
Consumer Discretionary	2,159,292	1,494,692	664,600	--
Consumer Staples	2,383,797	1,638,873	744,924	--
Energy	768,175	364,509	403,666	--
Financials	2,312,356	1,988,359	323,997	--
Health Care	3,252,076	1,906,190	1,345,886	--
Industrials	2,196,708	1,828,449	368,259	--
Information Technology	4,877,603	3,819,807	1,057,796	--
Materials	523,314	523,314	--	--
Real Estate	357,970	323,577	34,393	--
Utilities	637,910	637,910	--	--
Money Market Funds	994,966	994,966	--	--
Total Investments in Securities:	$21,743,030	$16,680,160	$5,062,870	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $15,489,130)	$20,748,064
Fidelity Central Funds (cost $994,966)	994,966
Total Investment in Securities (cost $16,484,096)		$21,743,030
Foreign currency held at value (cost $1,971)		1,982
Receivable for fund shares sold		8,304
Dividends receivable		57,732
Distributions receivable from Fidelity Central Funds		68
Prepaid expenses		37
Receivable from investment adviser for expense reductions		3,933
Other receivables		367
Total assets		21,815,453
Liabilities
Payable for fund shares redeemed	$2,600
Accrued management fee	12,791
Distribution and service plan fees payable	6,909
Audit fee payable	45,909
Other affiliated payables	4,803
Other payables and accrued expenses	20,704
Total liabilities		93,716
Net Assets		$21,721,737
Net Assets consist of:
Paid in capital		$16,325,864
Total accumulated earnings (loss)		5,395,873
Net Assets		$21,721,737
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($8,362,258 ÷ 524,318 shares)(a)		$15.95
Maximum offering price per share (100/94.25 of $15.95)		$16.92
Class M:
Net Asset Value and redemption price per share ($3,544,928 ÷ 222,425 shares)(a)		$15.94
Maximum offering price per share (100/96.50 of $15.94)		$16.52
Class C:
Net Asset Value and offering price per share ($4,082,362 ÷ 257,803 shares)(a)		$15.84
Class I:
Net Asset Value, offering price and redemption price per share ($2,378,111 ÷ 148,997 shares)		$15.96
Class Z:
Net Asset Value, offering price and redemption price per share ($3,354,078 ÷ 209,525 shares)		$16.01

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$485,337
Income from Fidelity Central Funds		6,581
Income before foreign taxes withheld		491,918
Less foreign taxes withheld		(20,855)
Total income		471,063
Expenses
Management fee	$147,017
Transfer agent fees	46,543
Distribution and service plan fees	79,567
Accounting fees and expenses	11,172
Custodian fees and expenses	13,130
Independent trustees' fees and expenses	122
Registration fees	67,303
Audit	75,341
Legal	1,666
Miscellaneous	1,349
Total expenses before reductions	443,210
Expense reductions	(125,964)
Total expenses after reductions		317,246
Net investment income (loss)		153,817
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,051)	347,859
Fidelity Central Funds	7
Foreign currency transactions	(1,506)
Total net realized gain (loss)		346,360
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $10,619)	439,423
Assets and liabilities in foreign currencies	1,802
Total change in net unrealized appreciation (depreciation)		441,225
Net gain (loss)		787,585
Net increase (decrease) in net assets resulting from operations		$941,402

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$153,817	$212,625
Net realized gain (loss)	346,360	(128,933)
Change in net unrealized appreciation (depreciation)	441,225	2,462,078
Net increase (decrease) in net assets resulting from operations	941,402	2,545,770
Distributions to shareholders	(146,473)	(584,031)
Share transactions - net increase (decrease)	(481,516)	814,416
Total increase (decrease) in net assets	313,413	2,776,155
Net Assets
Beginning of period	21,408,324	18,632,169
End of period	$21,721,737	$21,408,324

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Global Equity Income Fund Class A

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$15.33	$13.86	$14.63	$12.44	$12.50
Income from Investment Operations
Net investment income (loss)A	.13	.19	.19	.13	.12
Net realized and unrealized gain (loss)	.61	1.76	(.52)	2.20	.09
Total from investment operations	.74	1.95	(.33)	2.33	.21
Distributions from net investment income	(.12)	(.20)	(.18)	(.13)	(.11)
Distributions from net realized gain	–	(.28)	(.26)	(.01)	(.16)
Total distributions	(.12)	(.48)	(.44)	(.14)	(.27)
Net asset value, end of period	$15.95	$15.33	$13.86	$14.63	$12.44
Total ReturnB,C	4.87%	14.52%	(2.41)%	18.79%	1.72%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.97%	2.18%	1.91%	2.05%	2.13%
Expenses net of fee waivers, if any	1.39%	1.45%	1.45%	1.45%	1.45%
Expenses net of all reductions	1.38%	1.45%	1.44%	1.45%	1.45%
Net investment income (loss)	.81%	1.32%	1.33%	.96%	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$8,362	$8,314	$8,427	$7,441	$6,068
Portfolio turnover rateF	52%	18%G	37%	48%	43%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Equity Income Fund Class M

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$15.32	$13.85	$14.62	$12.44	$12.49
Income from Investment Operations
Net investment income (loss)A	.09	.15	.16	.10	.09
Net realized and unrealized gain (loss)	.61	1.76	(.53)	2.18	.10
Total from investment operations	.70	1.91	(.37)	2.28	.19
Distributions from net investment income	(.08)	(.16)	(.14)	(.10)	(.08)
Distributions from net realized gain	–	(.28)	(.26)	(.01)	(.16)
Total distributions	(.08)	(.44)	(.40)	(.10)B	(.24)
Net asset value, end of period	$15.94	$15.32	$13.85	$14.62	$12.44
Total ReturnC,D	4.63%	14.23%	(2.64)%	18.42%	1.53%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.24%	2.49%	2.21%	2.35%	2.46%
Expenses net of fee waivers, if any	1.64%	1.70%	1.70%	1.70%	1.70%
Expenses net of all reductions	1.63%	1.70%	1.69%	1.69%	1.70%
Net investment income (loss)	.56%	1.07%	1.08%	.71%	.71%
Supplemental Data
Net assets, end of period (000 omitted)	$3,545	$3,135	$3,279	$3,573	$2,508
Portfolio turnover rateG	52%	18%H	37%	48%	43%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Equity Income Fund Class C

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$15.24	$13.77	$14.57	$12.39	$12.46
Income from Investment Operations
Net investment income (loss)A	.01	.08	.08	.03	.03
Net realized and unrealized gain (loss)	.62	1.75	(.53)	2.19	.09
Total from investment operations	.63	1.83	(.45)	2.22	.12
Distributions from net investment income	(.03)	(.09)	(.09)	(.03)	(.03)
Distributions from net realized gain	–	(.28)	(.26)	(.01)	(.16)
Total distributions	(.03)	(.36)B	(.35)	(.04)	(.19)
Net asset value, end of period	$15.84	$15.24	$13.77	$14.57	$12.39
Total ReturnC,D	4.12%	13.71%	(3.22)%	17.91%	.99%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.75%	2.99%	2.72%	2.85%	2.93%
Expenses net of fee waivers, if any	2.14%	2.20%	2.20%	2.20%	2.20%
Expenses net of all reductions	2.13%	2.20%	2.19%	2.20%	2.20%
Net investment income (loss)	.06%	.57%	.58%	.21%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$4,082	$4,173	$4,340	$4,190	$3,588
Portfolio turnover rateG	52%	18%H	37%	48%	43%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Equity Income Fund Class I

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$15.35	$13.88	$14.66	$12.46	$12.51
Income from Investment Operations
Net investment income (loss)A	.17	.22	.23	.16	.15
Net realized and unrealized gain (loss)	.60	1.77	(.53)	2.21	.10
Total from investment operations	.77	1.99	(.30)	2.37	.25
Distributions from net investment income	(.16)	(.24)	(.22)	(.16)	(.14)
Distributions from net realized gain	–	(.28)	(.26)	(.01)	(.16)
Total distributions	(.16)	(.52)	(.48)	(.17)	(.30)
Net asset value, end of period	$15.96	$15.35	$13.88	$14.66	$12.46
Total ReturnB	5.08%	14.84%	(2.20)%	19.12%	2.04%
Ratios to Average Net AssetsC,D
Expenses before reductions	1.63%	1.83%	1.51%	1.77%	1.68%
Expenses net of fee waivers, if any	1.13%	1.20%	1.20%	1.20%	1.20%
Expenses net of all reductions	1.12%	1.20%	1.19%	1.20%	1.20%
Net investment income (loss)	1.06%	1.57%	1.58%	1.21%	1.21%
Supplemental Data
Net assets, end of period (000 omitted)	$2,378	$2,188	$2,493	$2,533	$7,159
Portfolio turnover rateE	52%	18%F	37%	48%	43%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Equity Income Fund Class Z

Years ended October 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$15.37	$13.88	$14.88
Income from Investment Operations
Net investment income (loss)B	.19	.25	.01
Net realized and unrealized gain (loss)	.61	1.76	(.94)
Total from investment operations	.80	2.01	(.93)
Distributions from net investment income	(.16)	(.24)	(.07)
Distributions from net realized gain	–	(.28)	–
Total distributions	(.16)	(.52)	(.07)
Net asset value, end of period	$16.01	$15.37	$13.88
Total ReturnC,D	5.29%	15.00%	(6.31)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.50%	1.37%G	1.08%H
Expenses net of fee waivers, if any	.98%	1.04%G	1.05%H
Expenses net of all reductions	.97%	1.04%G	1.04%H
Net investment income (loss)	1.21%	1.73%	.45%H
Supplemental Data
Net assets, end of period (000 omitted)	$3,354	$3,599	$94
Portfolio turnover rateI	52%	18%J	37%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G On certain classes, the size and fluctuation of net assets and expense amounts may cause ratios to differ from contractual rates.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity Advisor Global Equity Income Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), certain foreign taxes, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,307,927
Gross unrealized depreciation	(1,165,094)
Net unrealized appreciation (depreciation)	$5,142,833
Tax Cost	$16,600,197

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$11,402
Undistributed long-term capital gain	$256,608
Net unrealized appreciation (depreciation) on securities and other investments	$5,144,426

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$146,473	$ 219,427
Long-term Capital Gains	–	364,604
Total	$146,473	$ 584,031

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Global Equity Income Fund	10,747,132	11,579,135

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .68% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$20,786	$626
Class M	.25%	.25%	17,192	76
Class C	.75%	.25%	41,589	4,739
			$79,567	$5,441

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$2,787
Class M	1,325
Class C(a)	204
$4,316

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$20,823.25
Class M	9,483.28
Class C	11,748.28
Class I	3,054.13
Class Z	1,435.04
	$46,543

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Global Equity Income Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Global Equity Income Fund	$158

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, the Fund received cash valued at $2,873,785 in exchange for 199,985 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Notes to Financial Statements.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Advisor Global Equity Income Fund	$50

During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2022. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.45% / 1.35%(a)	$48,741
Class M	1.70% / 1.60%(a)	20,720
Class C	2.20% / 2.10%(a)	25,434
Class I	1.20% / 1.10%(a)	11,557
Class Z	1.05% / .95%(a)	17,191
		$123,643

 (a) Expense limitation effective February 1, 2020

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $2,074 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $158.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $89.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$62,297	$270,065
Class M	18,293	99,489
Class C	6,876	110,999
Class I	25,073	83,903
Class Z	33,934	19,575
Total	$146,473	$584,031

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2020	Year ended October 31, 2019
Class A
Shares sold	106,490	129,393	$1,696,197	$1,827,794
Reinvestment of distributions	4,038	19,302	60,356	261,557
Shares redeemed	(128,507)	(214,567)	(1,907,038)	(2,969,152)
Net increase (decrease)	(17,979)	(65,872)	$(150,485)	$(879,801)
Class M
Shares sold	54,509	17,076	$830,590	$241,489
Reinvestment of distributions	1,223	7,299	18,187	98,432
Shares redeemed	(37,916)	(56,580)	(590,122)	(793,802)
Net increase (decrease)	17,816	(32,205)	$258,655	$(453,881)
Class C
Shares sold	48,335	30,573	$725,013	$427,156
Reinvestment of distributions	458	8,318	6,836	110,537
Shares redeemed	(64,774)	(80,242)	(995,177)	(1,120,787)
Net increase (decrease)	(15,981)	(41,351)	$(263,328)	$(583,094)
Class I
Shares sold	50,768	22,259	$694,934	$319,348
Reinvestment of distributions	1,394	5,822	20,796	78,959
Shares redeemed	(45,718)	(65,197)	(688,941)	(914,344)
Net increase (decrease)	6,444	(37,116)	$26,789	$(516,037)
Class Z
Shares sold	44,865	238,795(a)	$722,342	$3,417,153(a)
Reinvestment of distributions	2,241	1,186	33,769	17,015
Shares redeemed	(71,725)	(12,587)	(1,109,258)	(186,939)
Net increase (decrease)	(24,619)	227,394	$(353,147)	$3,247,229

 (a) Amount includes in-kind exchanges (see the Prior Year Affiliated Exchanges In-Kind note for additional details).

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Global Equity Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Global Equity Income Fund (one of the funds constituting Fidelity Advisor Series VIII, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 305 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Lloyd James Austin, III (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

General Austin also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, General Austin (United States Army, Retired) held a variety of positions within the U.S. Government, including Commander, U.S. Central Command (2013-2016), Vice Chief of Staff, U.S. Army (2012-2013) and Commanding General, U.S. Forces – Iraq, Operation New Dawn (2010-2012). General Austin currently serves as a Partner of Pine Island Capital Partners (private equity, 2020-present) and as President of the Austin Strategy Group LLC (consulting, 2016-present). General Austin serves as a member of the Board of Directors of Nucor Corporation (steel products, 2017-present), as a member of the Board of Directors of Tenet Healthcare Corporation (2018-present) and as a member of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). In addition, General Austin currently serves as a member of the Board of Trustees of the Carnegie Corporation of New York (2017-present) and as a member of the Board of Trustees of Auburn University (2017-present). Previously, General Austin served as a member of the Board of Directors of United Technologies Corporation (aerospace, defense and building, 2016-2020).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Kennedy also serves as a Member of the Advisory Board of other Fidelity® funds. Previously, Mr. Kennedy held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period-B May 1, 2020 to October 31, 2020
Fidelity Advisor Global Equity Income Fund
Class A	1.36%
Actual		$1,000.00	$1,110.20	$7.21
Hypothetical-C		$1,000.00	$1,018.30	$6.90
Class M	1.61%
Actual		$1,000.00	$1,108.90	$8.53
Hypothetical-C		$1,000.00	$1,017.04	$8.16
Class C	2.12%
Actual		$1,000.00	$1,106.00	$11.22
Hypothetical-C		$1,000.00	$1,014.48	$10.74
Class I	1.11%
Actual		$1,000.00	$1,111.40	$5.89
Hypothetical-C		$1,000.00	$1,019.56	$5.63
Class Z	.96%
Actual		$1,000.00	$1,112.60	$5.10
Hypothetical-C		$1,000.00	$1,020.31	$4.88

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Global Equity Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Global Equity Income Fund
Class A	12/14/20	12/11/20	$0.031	$0.188
Class M	12/14/20	12/11/20	$0.020	$0.188
Class C	12/14/20	12/11/20	$0.000	$0.188
Class I	12/14/20	12/11/20	$0.043	$0.188
Class Z	12/14/20	12/11/20	$0.046	$0.188

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2020, $324,551, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.40% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class A, Class M, Class C, Class I and Class Z designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class M, Class C, Class I and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	4,410,379,169.762	97.006
Withheld	136,107,923.804	2.994
TOTAL	4,546,487,093.566	100.000
Donald F. Donahue
Affirmative	4,416,009,117.039	97.130
Withheld	130,477,976.527	2.870
TOTAL	4,546,487,093.566	100.000
Bettina Doulton
Affirmative	4,424,274,282.548	97.312
Withheld	122,212,811.017	2.688
TOTAL	4,546,487,093.566	100.000
Vicki L. Fuller
Affirmative	4,429,249,259.957	97.421
Withheld	117,237,833.609	2.579
TOTAL	4,546,487,093.566	100.00
Patricia L. Kampling
Affirmative	4,406,048,180.368	96.911
Withheld	140,438,913.198	3.089
TOTAL	4,546,487,093.566	100.000
Alan J. Lacy
Affirmative	4,392,586,572.374	96.615
Withheld	153,900,521.192	3.385
TOTAL	4,546,487,093.566	100.000
Ned C. Lautenbach
Affirmative	4,347,069,615.094	95.614
Withheld	199,417,478.472	4.386
TOTAL	4,546,487,093.566	100.000
Robert A. Lawrence
Affirmative	4,404,777,106.740	96.883
Withheld	141,709,986.826	3.117
TOTAL	4,546,487,093.566	100.000
Joseph Mauriello
Affirmative	4,404,603,369.399	96.879
Withheld	141,883,724.167	3.121
TOTAL	4,546,487,093.566	100.000
Cornelia M. Small
Affirmative	4,408,319,197.270	96.961
Withheld	138,167,896.295	3.039
TOTAL	4,546,487,093.566	100.000
Garnett A. Smith
Affirmative	4,399,381,149.533	96.764
Withheld	147,105,944.033	3.236
TOTAL	4,546,487,093.566	100.000
David M. Thomas
Affirmative	4,400,166,958.204	96.782
Withheld	146,320,135.361	3.218
TOTAL	4,546,487,093.566	100.000
Susan Tomasky
Affirmative	4,416,484,118.213	97.141
Withheld	130,002,975.353	2.859
TOTAL	4,546,487,093.566	100.000
Michael E. Wiley
Affirmative	4,398,113,731.182	96.737
Withheld	148,373,362.384	3.263
TOTAL	4,546,487,093.566	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	6,490,765.059	45.321
Against	1,759,224.803	12.283
Abstain	2,341,309.385	16.348
Broker Non-Vote	3,730,593.680	26.048
TOTAL	14,321,892.927	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 2 was not approved by shareholders.

AGED-ANN-1220
1.938151.108

Item 2.

Code of Ethics

As of the end of the period, October 31, 2020, Fidelity Advisor Series VIII (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Advisor Emerging Markets Fund and Fidelity Advisor International Capital Appreciation Fund (the “Fund(s)”):

Services Billed by Deloitte Entities

October 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Emerging Markets Fund	$44,800	$-	$11,100	$1,000
Fidelity Advisor International Capital Appreciation Fund	$50,000	$-	$11,100	$1,200

October 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Emerging Markets Fund	$46,000	$100	$7,100	$1,200
Fidelity Advisor International Capital Appreciation Fund	$54,000	$100	$7,100	$1,400

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Advisor Diversified International Fund, Fidelity Advisor Emerging Asia Fund, Fidelity Advisor Global Capital Appreciation Fund, Fidelity Advisor Global Equity Income Fund, Fidelity Advisor Overseas Fund and Fidelity Advisor Value Leaders Fund (the “Fund(s)”):

Services Billed by PwC

October 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Diversified International Fund	$52,300	$4,700	$13,100	$1,900
Fidelity Advisor Emerging Asia Fund	$55,800	$5,200	$12,000	$2,100
Fidelity Advisor Global Capital Appreciation Fund	$46,500	$4,600	$12,000	$1,900
Fidelity Advisor Global Equity Income Fund	$43,100	$4,000	$10,800	$1,600
Fidelity Advisor Overseas Fund	$59,600	$5,200	$12,300	$2,100
Fidelity Advisor Value Leaders Fund	$34,000	$3,500	$11,400	$1,400

October 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Diversified International Fund	$56,000	$4,800	$6,400	$2,100
Fidelity Advisor Emerging Asia Fund	$71,000	$5,200	$5,300	$2,400
Fidelity Advisor Global Capital Appreciation Fund	$55,000	$4,600	$5,500	$2,100
Fidelity Advisor Global Equity Income Fund	$55,000	$4,000	$5,300	$1,800
Fidelity Advisor Overseas Fund	$63,000	$5,300	$5,500	$2,400
Fidelity Advisor Value Leaders Fund	$43,000	$3,600	$4,600	$1,600

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	October 31, 2020A	October 31, 2019A
Audit-Related Fees	$-	$290,000
Tax Fees	$-	$5,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	October 31, 2020A	October 31, 2019A
Audit-Related Fees	$9,030,200	$7,890,000
Tax Fees	$30,000	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	October 31, 2020A	October 31, 2019A
Deloitte Entities	$526,000	$590,000
PwC	$14,211,300	$12,615,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series VIII

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 18, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 18, 2020

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	December 18, 2020